Prospectus

May 1, 2010

Flexible Payment Variable Annuity (Fee Based)

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account B

This prospectus describes an individual flexible payment variable annuity contract (the “Contract”) for Individual Retirement Annuities (“IRAs”), Roth IRAs, and Non-Tax Qualified Annuities and Non-Qualified Plans offered to purchasers who pay periodic fees based on assets in lieu of brokerage commissions or as compensation for advisory services (Fee-Based Programs). The Contract provides for accumulation of Contract Value on a variable and/or a fixed basis and a payment of annuity benefits on a fixed or variable basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:

Variable Options

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio	Emerging Markets Equity Portfolio
Index 500 Stock Portfolio	Money Market Portfolio
Large Company Value Portfolio	Short-Term Bond Portfolio
Domestic Equity Portfolio	Select Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio
Mid Cap Growth Stock Portfolio	Inflation Protection Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Mid Cap Value Portfolio	Multi-Sector Bond Portfolio
Small Cap Growth Stock Portfolio	Balanced Portfolio
Index 600 Stock Portfolio	Asset Allocation Portfolio
Small Cap Value Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio
VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio

Russell Investment Funds	Russell Investment Funds LifePoints® Variable Target
Multi-Style Equity Fund	Portfolio Series
Aggressive Equity Fund	Moderate Strategy Fund
Real Estate Securities Fund	Balanced Strategy Fund
Non-U.S. Fund	Growth Strategy Fund
Core Bond Fund	Equity Growth Strategy Fund

Fixed Option

Guaranteed Interest Fund

The Contract (including the fixed option) and the variable options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. All contractual guarantees are contingent upon the claims-paying ability of the Company.

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold.

More information about the Contract and NML Variable Annuity Account B (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated May 1, 2010, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

Contents of this Prospectus

This prospectus describes only the Separate Account and the variable provisions of the Contract, except where there are specific references to the fixed provisions.

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit—An accounting unit of measure representing the Contract Value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant—The person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Primary Annuitant.

Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a Variable Income Plan; (2) a Fixed Income Plan; or (3) in cash.

Annuity Unit—An accounting unit of measure representing the actuarial value of a Variable Income Plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Beneficiary—A person who receives payments under the Contract upon the death of the Annuitant before the Maturity Date provided that the Annuitant was an Owner of the Contract at the time of death.

Contract—The agreement between you and us described in this variable annuity prospectus. During the Accumulation Period of the Contract, you may invest and any earnings on your investment will accumulate on a tax-deferred basis. During the Annuitization Period, you receive periodic payments based largely on the amounts you accumulate, all or a portion of which will be taxable as ordinary income.

Contract Value—The value of your Contract on any Valuation Date is the sum of: (1) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (2) the sum of your amounts allocated to any Guaranteed Account, plus credited interest; less (3) any withdrawals from any Guaranteed Account and any applicable charges under the Contract deducted from any Guaranteed Account.

Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Guaranteed Interest Fund—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a one-year term.

Investment Professional—Someone you select to provide you with brokerage service or investment advice with respect to amounts you invest under your Contract who either is registered as a broker-dealer under the Securities Exchange Act of 1934 or as an investment adviser under the Investment Advisers Act of 1940 directly (or by association with another person), or who provides such service or advice under an exemption from the Investment Advisers Act of 1940.

Maturity Date—The date, stated on the specifications page of the Contract, on which Purchase Payments cease and Annuity Payments become payable.

Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides.

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Required Minimum Distribution (“RMD”)—A minimum amount that federal tax law requires be withdrawn from an annuity each year.

Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.

Account B (Fee Based) Prospectus

Fee and Expense Tables

Contract Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. They do not include any fee your Investment Professional may charge you for his or her services. They also do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so. In the first table, transaction charges are shown on the left and annual charges are shown on the right.

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments, unless noted)
Maximum Sales Load	None
Withdrawal Charge	None
Transfer Fee	None
Expedited Delivery Charge[1]	$17

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees	0.75%
Other Expenses	None

Total Maximum Separate Account Annual Expenses	0.75%
Current Mortality and Expense Risk Fees	0.35%
Other Expenses	None

Total Current Separate Account Annual Expenses	0.35%

Annual Contract Fee[2]
$30; waived if the Contract Value equals or exceeds $25,000

Annual Charge for Optional Enhanced Death Benefit (EDB)
Maximum Charge (as a percent of the entire benefit)[3]	0.40%

[1]	For express mail delivery with signature required; the express mail delivery charge without signature is $15. We also charge $15 for wire transfers in connection with withdrawals.
[2]	We are currently waiving the Annual Contract Fee if Purchase Payments less withdrawals equal or exceed $25,000. We reserve the right to change this practice in the future.
[3]

The maximum charge is for issue age (i.e., the age nearest the Primary Annuitant's birthday at the time the application is approved) 56-65. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55. The “entire” enhanced death benefit on any Valuation Date equals the greatest of (i) the Contract Value on that Valuation Date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the highest Contract Value on any Contract anniversary date prior to the Primary Annuitant's 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract Value withdrawn since that Contract anniversary. The EDB is available only at the time the Contract is issued. At the time of issue, the value of the EDB would be equal to the greater of the Initial Purchase Payment or the Contract Value.

Account B (Fee Based) Prospectus

Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2009. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.21%	1.71%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.21%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2009. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.04% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Contract. Portfolio operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2009, except as otherwise set forth in the notes to the table. The Russell Investment Funds LifePoints® Variable Target Portfolio Series are funds of funds and because of their two-tiered structure, may have fees that are higher than other funds. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2009. Current or future expenses may be higher or lower than those shown, especially in periods of market volatility.

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	0.43%	0.00%	0.02%	0.00%	0.45%	0.00%		0.45%
Focused Appreciation Portfolio(1)	0.78%	0.00%	0.02%	0.00%	0.80%	0.00%		0.80%
Large Cap Core Stock Portfolio	0.44%	0.00%	0.02%	0.00%	0.46%	0.00%		0.46%
Large Cap Blend Portfolio(1)	0.77%	0.00%	0.09%	0.00%	0.86%	(0.01%	)	0.85%
Index 500 Stock Portfolio	0.20%	0.00%	0.01%	0.00%	0.21%	0.00%		0.21%
Large Company Value Portfolio(1)	0.72%	0.00%	0.10%	0.00%	0.82%	(0.02%	)	0.80%
Domestic Equity Portfolio(1)	0.57%	0.00%	0.02%	0.00%	0.59%	0.00%		0.59%
Equity Income Portfolio(1)	0.65%	0.00%	0.03%	0.00%	0.68%	0.00%		0.68%
Mid Cap Growth Stock Portfolio	0.53%	0.00%	0.01%	0.00%	0.54%	0.00%		0.54%
Index 400 Stock Portfolio	0.25%	0.00%	0.03%	0.00%	0.28%	0.00%		0.28%
Mid Cap Value Portfolio(1)	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%		0.96%
Small Cap Growth Stock Portfolio	0.58%	0.00%	0.03%	0.01%	0.62%	0.00%		0.62%
Index 600 Stock Portfolio(1)	0.25%	0.00%	0.23%	0.00%	0.48%	(0.13%	)	0.35%
Small Cap Value Portfolio(1)	0.85%	0.00%	0.02%	0.06%	0.93%	0.00%		0.93%
International Growth Portfolio(1)	0.70%	0.00%	0.16%	0.00%	0.86%	0.00%		0.86%
Research International Core Portfolio(1)	0.88%	0.00%	0.83%	0.00%	1.71%	(0.56%	)	1.15%
International Equity Portfolio(2)	0.66%	0.00%	0.06%	0.00%	0.72%	(0.06%	)	0.66%
Emerging Markets Equity Portfolio(1)	1.14%	0.00%	0.49%	0.00%	1.63%	(0.13%	)	1.50%
Money Market Portfolio(3)	0.30%	0.00%	0.04%	0.00%	0.34%	0.00%		0.34%
Short-Term Bond Portfolio(1)	0.35%	0.00%	0.05%	0.00%	0.40%	0.00%		0.40%
Select Bond Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%		0.30%
Long-Term U.S. Government Bond Portfolio(1)	0.55%	0.00%	0.07%	0.00%	0.62%	0.00%		0.62%
Inflation Protection Portfolio(1)	0.58%	0.00%	0.04%	0.00%	0.62%	0.00%		0.62%
High Yield Bond Portfolio	0.46%	0.00%	0.03%	0.00%	0.49%	0.00%		0.49%
Multi-Sector Bond Portfolio(1)	0.79%	0.00%	0.14%	0.00%	0.93%	0.00%		0.93%
Balanced Portfolio	0.30%	0.00%	0.01%	0.00%	0.31%	0.00%		0.31%
Asset Allocation Portfolio(4)	0.55%	0.00%	0.07%	0.00%	0.62%	(0.05%	)	0.57%

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio (5)	0.56%	0.25%	0.12%	0.00%	0.93%	0.00%		0.93%
VIP Contrafund® Portfolio(5)	0.56%	0.25%	0.11%	0.00%	0.92%	0.00%		0.92%

Account B (Fee Based) Prospectus

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio(6)	0.85%	0.00%	0.30%	0.00%	1.15%	0.00%		1.15%

Russell Investment Funds
Multi-Style Equity Fund	0.73%	0.00%	0.13%	0.01%	0.87%	0.00%		0.87%
Aggressive Equity Fund(7)	0.90%	0.00%	0.23%	0.01%	1.14%	(0.06%	)	1.08%
Real Estate Securities Fund	0.80%	0.00%	0.17%	0.00%	0.97%	0.00%		0.97%
Non-U.S. Fund(7)	0.90%	0.00%	0.22%	0.02%	1.14%	(0.06%	)	1.08%
Core Bond Fund(7)	0.55%	0.00%	0.18%	0.01%	0.74%	(0.07%	)	0.67%

Russell Investment Funds LifePoints® Variable Target Portfolio Series
Moderate Strategy Fund(8)	0.20%	0.00%	0.28%	0.75%	1.23%	(0.38%	)	0.85%
Balanced Strategy Fund(8)	0.20%	0.00%	0.15%	0.87%	1.22%	(0.25%	)	0.97%
Growth Strategy Fund(8)	0.20%	0.00%	0.19%	0.93%	1.32%	(0.29%	)	1.03%
Equity Growth Strategy Fund(8)	0.20%	0.00%	0.38%	1.00%	1.58%	(0.48%	)	1.10%

(1)

Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has contractually agreed to waive the management fee and absorb certain other operating expenses of the below portfolios to the extent necessary so that Total Operating Expenses for such portfolios will not exceed the following annual rates of each portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2011.

Portfolio	Expense Limitation
Focused Appreciation	0.90%
Large Cap Blend	0.85%
Large Company Value	0.80%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Index 600 Stock	0.35%
Small Cap Value	1.00%
International Growth	1.10%
Research International Core	1.15%
Emerging Markets Equity	1.50%
Short-Term Bond	0.45%
Long-Term U.S. Government Bond	0.65%
Inflation Protection	0.65%
Multi-Sector Bond	0.95%

(2)

International Equity Portfolio—MSA has agreed to waive its management fee such that its management fee is 0.80% of the portfolio’s first $50 million of assets, 0.60% on portfolio assets from $50 million to $1 billion, 0.58% of assets from $1 billion to $1.5 billion and 0.51% on portfolio assets in excess of $1.5 billion. The fee waiver agreement may be terminated at any time after April 30, 2011.

(3)

Money Market Portfolio—MSA has voluntarily agreed to waive all of its management fee on a temporary basis. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

(4)

Asset Allocation Portfolio—MSA has contractually agreed to waive its management fee such that its management fee is 0.55% on the portfolio’s first $100 million of assets, 0.45% on portfolio assets from $100 million to $250 million and 0.35% on portfolio assets in excess of $250 million. In addition, MSA has contractually agreed to waive the management fee and absorb certain other operating expenses of the portfolio to the extent necessary so that Total Operating Expenses for the portfolio will not exceed an annual rate of 0.75% of the portfolio’s average net assets. These fee waiver agreements may be terminated at any time after April 30, 2011.

(5)

Fidelity Management & Research Company, the adviser to the Fidelity Variable Insurance Products portfolios, has voluntarily agreed to reimburse Service Class 2 of the portfolios to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) exceed 1.10% of each class’ average net assets in the respective portfolio. These arrangements may be discontinued at any time.

(6)

Neuberger Berman Management LLC (“NBM”), the portfolio’s adviser, has contractually undertaken to limit the Portfolio’s expenses through December 31, 2013 by waiving fees and/or reimbursing certain expenses of the Portfolio so that its total operating expenses (including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs), in the aggregate, are limited to 1.30% per annum of the Portfolio’s average daily net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years.

(7)

Russell Investment Management Company (“RIMCo”) has contractually agreed, until April 30, 2011, to waive 0.06% of its advisory fee on the Aggressive Equity Fund and Non-U.S. Fund and 0.07% of its advisory fee on the Core Bond Fund. These waivers may not be terminated during the relevant period except with Board approval.

(8)

For each of the Russell Investment Funds LifePoints Variable Target Portfolio Series funds individually, RIMCo has contractually agreed, until April 30, 2011, to waive up to the full amount of its 0.20% advisory fee and then to reimburse each fund for other direct fund-level expenses to the extent that direct fund-level expenses exceed 0.10% of the average daily net assets of the fund on an annual basis. Direct fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the funds invest, including the underlying funds, which are borne indirectly by the funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

Account B (Fee Based) Prospectus

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. Because we impose no charges upon surrender or annuitization, your costs will be the same whether you continue to own, surrender, or annuitize the Contract at the end of the period shown. Although you are required to invest a minimum of $50,000 in the Contract, the Examples assume that you invest $10,000 for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

EXAMPLES

Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge; i.e., at issue age 56-65)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$234	$836	$1,465	$3,156
Minimum Total Annual Portfolio Operating Expenses	$140	$434	$750	$1,647

Contract Without the Enhanced Death Benefit

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$193	$713	$1,260	$2,754
Minimum Total Annual Portfolio Operating Expenses	$98	$306	$531	$1,178

We reserve the right to increase the current mortality and expense risk charges to a maximum annual rate of 0.75%, though for Contracts purchased prior to April 30, 2007, we will not increase the current mortality and expense risk charges before May 1, 2011. The expense numbers shown in the tables reflect the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges. The charge for the EDB above was determined by multiplying the maximum EDB percentage charge (0.40%) by the entire EDB. The EDB amounts assumed for purposes of this example are equal to the Contract Value at each anniversary. Such hypothetical amounts are for illustrative purposes only. The $30 annual Contract fee is reflected as 0.00% based on the annual Contract fees collected divided by the average assets attributable to the Contracts for the fiscal year ended December 31, 2009.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Portfolios and the assessment of Separate Account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of Purchase Payments.”) Please refer to Appendix A of this prospectus for information regarding the historical Accumulation Unit Values.

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company's ability to meet its obligations under the Contract and not with respect to the Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, WI 53202, or use the coupon provided at the back of this Prospectus. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

Account B (Fee Based) Prospectus

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets exceeded $166.7 billion as of December 31, 2009. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

In addition to your fixed account allocations, General Account assets are used to guarantee the payment of certain benefits under the Contracts, including death benefits. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the NML Variable Annuity Account B (the “Separate Account”) on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:

•

Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

•	Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.

•	Transfer the assets and liabilities of the Separate Account to another separate account.

•

Transfer cash from time to time between the Company’s general account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.

•	Transfer assets of the Separate Account in excess of reserve requirements applicable to Contracts supported by the Separate Account to the Company’s General Account.

•	Add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

Account B (Fee Based) Prospectus

•

Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

The Investment Options

The Contract offers a fixed option and a variety of variable investment options selected by the Company, but it does not endorse or recommend a particular option nor does it provide asset allocation or investment advice. Additionally, not all of the investment options may be available in the Fee-Based Program under which you hold your Contract. You, together with your Investment Professional, are responsible for choosing your investment options and the amounts you allocate to each based on your individual situation and your personal savings goals and risk tolerances. After your initial investment decision, you should monitor your investments and periodically review the options you select and the amount allocated to each option to ensure your decisions continue to be appropriate. The amounts invested in the variable options are not guaranteed and, because both your principal and any return on your investment are subject to market risk, you can lose money. The amounts invested in the fixed option earn interest for a specified period at a rate we declare from time to time and, together with the interest earned, are guaranteed by, and subject to the claims–paying ability of, the Company.

The Role of Your Investment Professional

Your Investment Professional may provide us with instructions on your behalf involving the investment of Net Purchase Payments and the allocation and transfer of Accumulation Value of your Contract among the available investment options, subject to our rules, including the restrictions on short term and excessive trading discussed elsewhere in this prospectus.

We are not a party to any agreement you have with your Investment Professional, nor are we responsible for any brokerage service or investment advice your Investment Professional provides to you. Your Investment Professional may be associated with our affiliated registered investment advisor and/or our affiliated limited purpose federal savings bank. Any non-incidental investment advice that your Investment Professional provides to you related to investment option selection or asset allocation within your Contract is pursuant to a separate agreement with an entity qualified to provide such advice, such as our affiliated registered investment advisor (Northwestern Mutual Investment Services, LLC) or our affiliated limited purpose federal savings bank (the Northwestern Mutual Wealth Management Company), and is not provided by the Company. For more information, you may obtain a Northwestern Mutual Signature Annuities Disclosure Brochure from your Investment Professional. By signing the application for the Contract (or by executing other documents acceptable to us), you affirm that you understand and agree that instructions you provide your Investment Professional may not be relayed concurrently to us and that we are not liable for any loss or liability that may arise as a result. All instructions we receive from your Investment Professional will be deemed to have been authorized by you and provided on your behalf (not on our behalf), until you either notify us in writing that you have revoked that authority or we receive notice of your death. We may require your Investment Professional to enter into a separate agreement with us relating to communications between us on behalf of all Contract Owners your Investment Professional represents as a condition of accepting his or her instructions. This agreement also may restrict the aggregate amounts your Investment Professional may transfer on behalf of the Contract Owners he or she represents or impose additional requirements with respect to such transfers. These limitations are intended to minimize the potential adverse effects large transfers may have on the interests of all contract owners.

Any fee that is charged by your Investment Professional is in addition to the fees and expenses that apply to your Contract described in this prospectus. By advance written agreement with us, you may authorize your Investment Professional to withdraw amounts from your Contract to pay for his or her fee. We will not verify the fee amount withdrawn, but we will send you a confirmation of the withdrawal, which you should review to verify the fee amount is accurate. Any such withdrawal will have the same tax effect and effect on Contract benefits as any other withdrawal you make from your Contract.

Your Investment Professional must be appointed by us, or associated with a broker-dealer appointed by us, as our authorized agent to sell the Contract. As our selling agent, your Investment Professional, or his or her associated broker-dealer, may receive compensation for the services performed on our behalf. Your Investment Professional also may receive compensation for referring you to the fee-based program under which you purchase your Contract. If you would like more information about these compensation arrangements, you should contact your Investment Professional.

Variable Options

The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only

Account B (Fee Based) Prospectus

by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

Subject to any limitations imposed by your Fee-Based Program, you may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest. For more information about the Fee-Based Program under which you hold your Contract, contact your Investment Professional.

Northwestern Mutual Series Fund, Inc.    The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Janus Capital Management LLC, American Century Investment Management, Inc., Massachusetts Financial Services Company, and Pacific Investment Management Company LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Templeton Investment Counsel, LLC has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the International Equity Portfolio. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Large Cap Blend Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard &Poor’s (S&P) 500® Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P® MidCap 400 Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 600 Stock Portfolio	Investment results that approximate the performance of the S&P® SmallCap 600 Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company

Account B (Fee Based) Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC and Franklin Templeton Investments (Asia) Limited
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A
Short-Term Bond Portfolio	Provide as high a level of current income as is consistent with prudent investment risk	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company, LLC
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation**	N/A
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company, LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
**	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products    The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc. and Fidelity Research & Analysis Company
VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company, Inc. and Fidelity Research & Analysis Company

Neuberger Berman Advisers Management Trust    The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital	Neuberger Berman, LLC

Account B (Fee Based) Prospectus

Russell Investment Funds    The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser for the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	High current income and moderate long term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long term capital appreciation

Payments We Receive    We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Contracts and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to any limitations imposed by your Fee-Based Program, the short term and excessive trading limitations described below, and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Purchase Payments among the Divisions and transfer values from one Division to another both before and after Annuity Payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries” for more information on how you may change the allocation of Accumulation or Annuity Units among the Divisions.

We will make the transfer based upon the next valuation of Accumulation or Annuity Units in the affected Divisions after

Account B (Fee Based) Prospectus

our receipt of your request for transfer at our Home Office, provided it is in good order. If we receive your request for transfer before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. We will adjust the number of such units to be credited to reflect the respective value of the units in each of the Divisions. The minimum amount of Accumulation Units which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. There is no minimum transfer amount for Annuity Units.

Before the Maturity Date, you may transfer amounts which you have invested in the Guaranteed Interest Fund to any Division of the Separate Account, and you may transfer the value of Accumulation Units in any Division of the Separate Account to the Guaranteed Interest Fund for investment on a fixed basis, subject to the restrictions described in the Contract. (See “Fixed Option—The Guaranteed Interest Fund”.)

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Contract Owners and other persons who may have material rights under the Contract (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Contract anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Contract anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations. Once a Contract is restricted, we will allow one additional transfer into the Money Market Portfolio until the next Contract anniversary.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

Account B (Fee Based) Prospectus

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. If your Investment Professional provides substantially the same asset allocation or investment advice to a number of Contract Owners whose investments represent a substantial portion of the assets in an underlying Portfolio, resulting trading activities may adversely affect all Contract Owners. Therefore, we may restrict the aggregate amounts your Investment Professional may transfer on behalf of the Contract Owners he or she represents or impose additional requirements with respect to such transfers. These limitations are intended to minimize the potential adverse effects large transfers may have on the interests of all Contract Owners.

Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group annuity contracts.

Fixed Option—The Guaranteed Interest Fund

During the Accumulation phase of your Contract, you may direct all or part of your Purchase Payments to the Guaranteed Interest Fund (“GIF”) for investment on a fixed basis, provided it is available in your state and under your Contract. Your ability to make investments in a Guaranteed Account may be limited by state law. Currently, the GIF is not available in Contracts subject to Massachusetts, Minnesota, New York, or Oregon law. To find out if a GIF is available in your state, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232. The GIF is not available under fee-based programs sponsored by affiliates of the Company.

Moving into a Guaranteed Account    You may make an initial investment in a Guaranteed Account by applying all or part of a Net Purchase Payment or an amount transferred from Divisions of the Separate Account or another Guaranteed Account prior to the Maturity date, subject to restrictions described in the Contract. Subject to limitations described below, you may make additional investments in GIF at any time prior to the Maturity Date of the Contract.

Moving out of a Guaranteed Account    Transfers from the GIF to the Separate Account Divisions are subject to limits. After a transfer from the GIF, we will allow no further transfers from the GIF for a period of 365 days; in addition, we will allow no further transfers back into the GIF for a period of 90 days. The maximum amount that you may transfer from the GIF in one transfer is the greater of (1) 25% of the amount that you had invested in the GIF as of the last Contract anniversary preceding the transfer and (2) the amount of your most recent transfer from the GIF. In no event will this maximum transfer amount be less than $1,000 or more than $50,000. (The $50,000 limit does not apply in New York.) These transfer limitations can be illustrated as follows:

Amount of Initial Deposit Into a GIF	Maximum Amount You Can Transfer Annually	Total Number of Years Until Initial Deposit Can be Transferred Completely
$100,000	$25,000	4 years
$500,000	$50,000	10 years
$1,000,000	$50,000	20 years

Additional Information    In reliance on certain exemptive and exclusionary provisions, we have not registered interests in the GIF under the Securities Act of 1933 and we have not registered the GIF as an investment company under the 1940 Act. Accordingly, neither the GIF nor any interests therein are generally subject to these Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the GIF. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Amounts you invest in the GIF become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, amounts in the GIF do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract may apply to amounts in the GIF. (See “Deductions.”) For purposes of allocating and deducting the annual Contract fee, we consider any investment in the GIF as though it were an investment of the same amount in one of the Separate Account Divisions.

Amounts you invest in the GIF earn interest at rates we declare from time to time in our discretion. We will guarantee the interest rate for each amount for the shorter of the following two periods: (i) the twelve month period measured from the end of the month of the investment’s effective date, or (ii) the period remaining until the Maturity Date of the Contract. The interest rate will not be less than an annual effective rate of at least 1.0% (or a higher rate if required by applicable state law). At the expiration of the period for which we guarantee the interest rate, we will declare a new interest rate. We credit interest and compound it daily. We determine the effective date for a transaction involving the GIF in the same manner as the effective date for a transaction involving a Division of the Separate Account.

Account B (Fee Based) Prospectus

Investments in the GIF are subject to a maximum limit of $100,000 without our prior consent. In states where the annual effective interest rate may not be less than 3% in all years, the maximum limit without our consent is $50,000. To the extent that a Purchase Payment or transfer from a Division of the Separate Account causes the Contract’s interest in the GIF to exceed this maximum limit, we will place the amount of the excess in the Money Market Division and it will remain there until you instruct us otherwise.

The Contract

Generally    The Contract is intended for retirement and long-term savings. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement. During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving Annuity Payments under your Contract. Monthly Annuity Payments begin on the date you select. The amount you accumulate under your Contract, including the results of investment performance, will determine the amount of your monthly Annuity Payments. If, however, the Contract is owned by a non-natural person (e.g., a corporation or a trust), the tax deferral on earnings may be lost. While there are exceptions for certain employee benefit plans, any income on the Contract will generally be treated as ordinary income subject to annual taxation.

If you are purchasing the Contract through a tax-favored arrangement, including IRAs and Roth IRAs, you should carefully consider the costs and benefits of the Contract before purchasing the Contract, since the tax-favored arrangement itself provides for tax-sheltered growth. Certain provisions of the Contract may be different than the general description in this prospectus, and certain riders, options, or funds may not be available because of legal restrictions in your state. You should consult your Contract, as any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

Free Look    If you return the Contract within ten days after you receive it (or whatever period is required under applicable state law), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event applicable state law requires us to return the full amount of your purchase payment, we will do so.

Contract Values    The value of your Contract on any Valuation Date is the sum of the following: (i) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (ii) the sum of your amounts allocated to the Guaranteed Interest Fund, plus credited interest; less (iii) any withdrawals from any Guaranteed Account and any applicable charges under the Contract deducted from any Guaranteed Account. We use the “net investment factor” as a way to calculate the investment performance of a Division from valuation period to valuation period. For each Division, the net investment factor shows the investment performance of the underlying mutual fund Portfolio in which a particular Division invests, including the charges assessed against that Division for a given valuation period. The Portfolios will distribute investment income and realized capital gains to the Divisions, which we will reinvest in additional shares of those same Portfolios. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Division. We may surrender your Contract for its Contract Value, in accordance with applicable state law, if, before the Maturity Date no Purchase Payments have been received under the Contract for a period of two full years and both the Contract Value and the total Purchase Payments paid (less amounts withdrawn) are each less than $2,000.

Purchase Payments Under the Contract

Frequency and Amount    A Purchase Payment is the money you give us to apply to your Contract. You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. The minimum initial Purchase Payment is $50,000. The minimum amount for each subsequent Purchase Payment is $25, although we may accept lower amounts in certain circumstances. We will accept larger Purchase Payments than the minimums, but total Purchase Payments under any Contract may not exceed $5,000,000 without our consent. Purchase Payments may not exceed the applicable federal income tax limits. (See “Federal Income Taxes.”)

In certain situations, we may reduce or waive our minimums. For example, we may reduce the minimum initial purchase amount from $50,000 to no less than $25,000 provided you agree to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $50,000. Also, when initial Purchase Payments representing proceeds from rollovers or annuity exchanges are determined to satisfy the Contract minimum based on values at the time you sign your application, but the amount subsequently received by us is less than the required minimum due to market value fluctuations and sales or administrative fees charged in connection with the rollover or exchange, we may reduce the required minimum by the sum of any such depreciation and fees. The amount of minimum Purchase Payments may also be reduced in light of certain other requirements of Fee-Based Programs.

Application of Purchase Payments    We credit Net Purchase Payments to the variable and/or fixed investment options as you direct. The application of Purchase Payments to the

Account B (Fee Based) Prospectus

Guaranteed Interest Fund is subject to special rules (see “The Investment Options—Fixed Option.”) We invest those assets allocated to the variable options in shares of those Portfolios that correspond to the applicable Divisions; the term “Accumulation Units” describes the value of this interest in the Separate Account.

Initial Net Purchase Payments allocated to a Division will be priced at the Accumulation Unit Value determined no later than two Valuation Dates after we receive at our Home Office both your initial Purchase Payment and your application in good order. “Good order” means that the application is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five Valuation Dates to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay. If you revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your payment. Otherwise, the number of Accumulation Units you receive for your initial Net Purchase Payment will be determined based upon the valuation of the assets of that Division we make not later than two Valuation Dates following the date on which the problem is resolved and your application is put into good order. Although we do not anticipate delays in our receipt and processing of applications or Purchase Payment requests, we may experience such delays to the extent applications and Purchase Payments are not forwarded to our Home Office in a timely manner. Such delays could result in delays in the issuance of Contracts and the allocation of Purchase Payments under existing Contracts.

Subsequent Net Purchase Payments will be priced based on the next determined Accumulation Unit Value after the payment is received in good order either at the Home Office or a lockbox facility we have designated.

We deem receipt of a Purchase Payment to occur on a given Valuation Date if receipt occurs before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time). If receipt occurs on or after the close of trading on the NYSE, we deem receipt to occur on the following Valuation Date. You may send Purchase Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Purchase Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Purchase Payment. We generally will not accept cash, money orders, traveler’s checks, or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Purchase Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Purchase Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Contract Value. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

The value of an Accumulation Unit in each division varies with the investment experience of the division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

Maturity Date    Under Contracts currently offered, Purchase Payments may be made until the Maturity Date stated on the Contract’s specifications page, or until Annuity Payments begin, whichever is earlier. Distributions may be required before the Maturity Date. (See “Minimum Distribution Requirements.”)

Access to Your Money

Withdrawals    Contract Owners may withdraw some or all of the Contract Value at any time before the Maturity Date. We may require that a Contract Value of at least $2,000 remain after a partial withdrawal. You may instruct us how to allocate your partial withdrawal request among your investments in the Divisions and Guaranteed Interest Fund. If no direction is received, your withdrawal will be deducted proportionately from each of your investments.

Withdrawals may also be made after the Maturity Date. If Annuity Payments are being made under Variable Income Plan 1, the payee may surrender the Contract and receive the value of the Annuity Units credited to his or her Contract. If Annuity Payments are being made under Variable Income Plan 2 and the payee dies during the certain period (or if both payees die during the certain period of Variable Income Plan 3), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Variable Income Plans.”)

We may accept a withdrawal request (including an exchange) in writing, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. We will process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that a payment plan start) on a future date you specify. Otherwise, we will pay the amount of any withdrawal from the Separate Account within seven days (or whatever period that may be required under applicable state law) after we receive the request in good order

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unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date anytime prior to such future date. Subject to our rules, requirements, and availability, your Financial Representative may provide us with instructions on your behalf involving the frequency, amount, and destination of partial and complete withdrawals made under your Contract.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, surrender or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Benefits Provided Under the Contracts

Subject to the restrictions noted below, we will pay the death benefits of a Contract in a lump sum or under the payment plans described below. We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a Variable Income Plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act.

Death Benefit

How Much is the Death Benefit?    The amount of the Death Benefit depends in part on when the Annuitant dies. (Remember that the Annuitant is the person upon whose life the Contract is issued.)

•	If an Annuitant dies on or after his or her 75th birthday, the Death Benefit will equal the Contract Value (determined as described below).

•

If an Annuitant dies after the Contract’s Maturity Date (which is stated on the specifications page of the Contract), or any time after Annuity Payments begin, no Death Benefit is payable. Payment Plans have their own payout benefit rules at death. (See “Payment Plans”.)

•	If an Annuitant dies before the Contract’s Maturity Date—and before his or her 75th birthday—the Death Benefit will equal the greater of the following:

•	the Contract Value (determined as described immediately below); or

•	the amount of Purchase Payments we received, less an adjustment for every withdrawal. (For each withdrawal, we reduce the minimum death benefit by the percentage of the Contract Value withdrawn.)

When is the Death Benefit Determined?    In determining the amount of the Death Benefit, the Contract Value is determined as of the later of the two following dates: (i) the date we receive proof of the Annuitant’s death at our Home Office; or (ii) the date on which a method of payment is elected by the Beneficiary. If we receive proof of death (or the method of payment election) before the close of trading for the NYSE (typically, 4:00 p.m. Eastern Time), we will determine the Contract Value based on the value of the units in the Divisions determined at the close of that day’s trading session. If, however, we receive proof of death (or method of payment election) on or after the close of NYSE trading, we will determine the Contract Value based on the value of the units in the Divisions determined at the close of the next NYSE trading session. The values in any Guaranteed Account are determined in the same manner as are the values in the Separate Account Divisions; i.e., based on the time we receive the appropriate paperwork.

Guaranteed Minimum Death Benefit Examples

Set forth below are two numerical examples illustrating the effect of a withdrawal from the contract upon the minimum death benefit. The first example shows a hypothetical increase in Contract Value and a hypothetical withdrawal amount; the second shows a hypothetical decrease in Contract Value and a different hypothetical withdrawal amount (this method of calculating reductions has a greater effect on withdrawals when the death benefit exceeds the Contract Value):

	When Contract Value Exceeds Total Purchase Payments	When Contract Value is Less Than Total Purchase Payments
Total Purchase Payments	$50,000	$50,000
Guaranteed Minimum Death Benefit immediately before withdrawal	$50,000	$50,000
Contract Value at the time of withdrawal	$100,000	$40,000
Withdrawal Amount	$25,000	$10,000
Proportionate Adjustment for Withdrawal	($25,000/$100,000) x $50,000 = $12,500	($10,000/$40,000) x $50,000 = $12,500
Percentage Reduction in Death Benefit	25%	25%
Guaranteed Minimum Death Benefit immediately after the withdrawal	$50,000–$12,500 = $37,500	$50,000–$12,500 = $37,500

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An enhanced death benefit (“EDB”) is available at extra cost. The EDB allows an Owner to “lock in” increases in Contract Value as measured on each Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by the dollar amount of subsequent Purchase Payments and proportionally reduced for subsequent withdrawals, in determining the death benefit payable. The EDB also guarantees that the death benefit payable under the Contract will never be less than Purchase Payments made under the Contract (adjusted for any withdrawals). The EDB on any Valuation Date equals the greatest of (i) the Contract value on that date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the highest Contract value on any Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract value withdrawn since that Contract anniversary. We deduct the extra cost for the EDB from the Contract Value on each Contract anniversary while the EDB is in effect. (See “Enhanced Death Benefit Charge.”) The EDB is available through issue age 65 (i.e., the application must be approved no later than six months following the Primary Annuitant’s 65th birthday) and must be elected when the Contract is issued. The EDB will remain in effect until the Maturity Date or the death of the Primary Annuitant or if you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

Enhanced Death Benefit Examples

Set forth below is a numerical example demonstrating the calculation of the enhanced death benefit (assuming an initial purchase payment of $100,000 with no subsequent purchase payments and no withdrawals):

Contract Anniversary	Contract Value	Enhanced Death Benefit
First	$120,000	$120,000
Second	$130,000	$130,000
Third	$110,000	$130,000

Set forth below is an example showing the calculation of both the death benefit and the enhanced death benefit for a contract with a subsequent purchase payment and a withdrawal (for illustrative purposes, the contract values are hypothetical and no annual fees are taken into account):

Date-Activity	Contract Value	Death Benefit	Enhanced Death Benefit
1/1/2007–$100,000 Initial Purchase Payment	$100,000 (immediately after Purchase Payment)	$100,000	$100,000
1/1/2008–$50,000 Purchase Payment	$120,000 (immediately before Purchase Payment)	$150,000 (i.e., the sum of the two Purchase Payments)	$170,000 (i.e., the highest anniversary account value plus the $50,000 Purchase Payment)
6/1/2008–$20,000 withdrawal	$125,000 (immediately before the withdrawal)	(1–$20,000/$125,000) x $150,000 = $126,000 (immediately after the withdrawal)	(1–$20,000/$125,000) x $170,000 = $142,800 (immediately after the withdrawal)

How is the Death Benefit Distributed?    If the Owner is the Annuitant and dies before the Contract’s Maturity Date, the Beneficiary automatically becomes the new Owner and Annuitant, and the Contract continues in force. (If there is more than one Beneficiary for a given Contract, each Beneficiary must make his or her own method of payment election.) If the Contract continues in force, we will set the Contract Value at an amount equal to the Death Benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Money Market Division and the Beneficiary (now, the new Owner) may transfer it to the Divisions chosen by such Beneficiary/Owner or to a Guaranteed Account (if available). Pursuant to the terms of the Contract, the Contract Value will remain invested in the same investment options as those at the time of the Annuitant’s death until such time as the Beneficiary elects to transfer to different investment options or to make a withdrawal.

If the Owner is not the Annuitant and the Annuitant dies before the Maturity Date, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no contingent Annuitant is named within 60 days (or whatever period that may be required under applicable state law) after we receive proof of death of the Annuitant, the Death Benefit becomes payable to the Owner.

If an Owner is the Annuitant and, during his or her life, elected a Payment Plan (see “Payment Plans”) for a Beneficiary, Annuity Payments begin to such Beneficiary upon the death of the Owner, as described above. If the Owner did not elect a Payment Plan for a Beneficiary, the Beneficiary may:

•	elect to continue the Contract (as described above),

•	receive the Death Benefit under a Payment Plan, or

•	receive the Death Benefit as a cash settlement.

In any event, the Beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See “Minimum Distribution Requirements.”)

If the Beneficiary elects to receive the Death Benefit as a cash settlement, and if the cash settlement amount meets our criteria, we will pay the Death Benefit by establishing an interest bearing account called the Northwestern Access Fund. If our criteria are not met, the Death Benefit will be paid via a single check. Account information, along with a book of drafts (which will function like a checkbook), will be

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sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Death Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for us, the bank will receive the amount the Beneficiary requests as a transfer from our General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is part of our General Account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of Northwestern Mutual, although it is subject to the claims of our creditors. We may make a profit on all amounts held in the Northwestern Access Fund.

Payment Plans (or “Income Plans”)

Generally    If you decide to begin receiving monthly Annuity Payments from your Contract, you may choose one of three Annuity Payment plans (referred to as “Income Plans”):

(1)	monthly payments for a specified period;

(2)	monthly payments for your life (assuming you are the Annuitant), and you may choose to have payments continue to your Beneficiary for the balance of ten or twenty years if you die sooner; or

(3)	monthly payments for your life and for the life of another person (usually your spouse) selected by you.

These Income Plans are available to you on a variable or fixed basis, or a combination thereof, depending on applicable state law. While no charges are assessed on fixed income plans, we will continue to assess mortality rate and expense risk charges on variable income plans. You will also continue to incur the fees and expenses of the underlying Portfolios in which you direct the assets supporting your Payment Plan be invested. The Fixed Income Plans are not described in this prospectus. If you select a Fixed Income Plan, we will cancel any Accumulation Units credited to your Contract, transfer the withdrawal value of the Contract to our General Account, and you will no longer have any interest in the Separate Account. Your interest, if any, in our General Account would also include the value of any amounts allocated to any GIF, plus credited interest, less any withdrawals you have made.

A Variable Income Plan means that the amount representing the actuarial liability under the Variable Income Plan will continue to be invested in one or more of the investment choices you select. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Under a Variable Income Plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. A Fixed Income Plan, on the other hand, guarantees the amount you will receive each month. If you select a Fixed Income Plan, the Fee-Based Program under which you hold your Contract will automatically terminate when the withdrawal value of your Contract is transferred to our General Account. You should check with your Investment Professional about the status of your Fee-Based Program if you select a Variable Income Plan. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”

On the Maturity Date, if you have not elected a permissible Income Plan (i.e., one offered by the Company for your Contract), we will change the Maturity Date to the Contract anniversary nearest the Annuitant’s 98th birthday (if the Maturity Date is not already such date) and, upon that Maturity Date, we will pay the Contract Value in monthly payments for life under a Variable Income Plan with payments certain for ten years, using your investment choices then in effect. In addition, upon the Maturity Date, expiration of a Guaranteed Period, or when you elect a Variable Income Plan, any amounts in a Guaranteed Account will be transferred to the Money Market Portfolio unless you instruct us otherwise.

Description of Variable Income Plans    The following Variable Income Plans are available:

1. Period Certain (sometimes referred to as Installment Income for a Specified Period.)    An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year.

2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Certain Period.)    An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period. After the payee’s death, we will make any remaining guaranteed payments to the designated beneficiary.

3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Certain Period.)    An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may, subject to applicable state law, limit the election of a Variable Income Plan to one that results in an initial payment of at least $20. A Variable Income Plan will continue even if payments fall to less than $20 after the plan begins. From time to time we may establish Variable Income Plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other plans, with provisions and rates we publish for those plans.

After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1), a payee may transfer to either form of life annuity (i.e., Plans 2 or 3) at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the

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particular plan selected, the annuity payment rate, and the Annuitant’s adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We may permit other transfers between payment plans, subject to such limitations we may reasonably determine. Generally, however, we permit neither withdrawals from a payment plan involving a life contingency nor transfer to a payment plan that does not involve the same life contingency. Income plans for Beneficiaries may differ from those offered to Owners. At the written request of the Owner, we may impose restrictions on payments to beneficiaries.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular Variable Income Plan you select, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. (A contract with Annuity Payment rates that are not based on sex is also available.) We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the Variable Income Plan involves life contingencies. The first payment will be lower if the Variable Income Plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the actuarial interest of a Variable Income Plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Assumed Investment Rate    The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Variable Annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Variable Income Plan, the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Deductions

We will make the following deductions:

Mortality Rate and Expense Risk Charges

Nature and Amount of the Charges    When we determine the value of Accumulation and Annuity Units, we deduct a charge for mortality rate and expense risks we have assumed. We assume, for example, the risk that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. We also assume the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

The deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.35% of the assets of the Separate Account. Our Board of Trustees may increase or decrease the deduction, but in no event may the deduction exceed an annual rate of 0.75%.

Other Expense Risks    The value of your Contract may reflect a deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “The Separate Account” and any applicable taxes, (i.e., any tax liability) we have paid or reserved for resulting from the maintenance or operation of a Division of the Separate Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see “Taxation of Northwestern Mutual”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the value of such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the 1940 Act.

Contract Fee     On each Contract anniversary prior to the Maturity Date, we make a deduction of $30 for administrative expenses relating to a Contract during the prior year. We make the charge by reducing the number of Accumulation Units

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credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in the Guaranteed Interest Fund as though it were an investment of the same amount in one of the Separate Account Divisions. We cannot increase this charge. The charge is intended only to reimburse us for our actual administrative expenses. We waive the Contract fee if the Contract Value on the Contract anniversary is $25,000 or more. Currently, we are also waiving the Contract fee if the Purchase Payments made equal or exceed $25,000 less withdrawals. We reserve the right to change this practice in the future.

Enhanced Death Benefit Charge    On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract Value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. Except for some Contracts subject to New York law, we deduct the charge from the Divisions of the Separate Account and the Guaranteed Interest Fund in proportion to the amounts you have invested. (For New York Contracts issued on or after 10/26/04 and for Washington Contracts issued on or after 11/16/04, the charge is deducted only from the Separate Account Divisions and not from the Guaranteed Account.)

Premium Taxes    The Contract provides for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total Purchase Payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contract. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contract or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

Portfolio Expenses and Charges    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

Expedited Delivery Charge    When, at your request, we incur the expense of providing expedited delivery of your redemption request (e.g., a complete or partial withdrawal) we assess the following charges: $15 for express mail delivery (plus $2 for “signature required” service) and $15 for a wire transfer.

Federal Income Taxes

Qualified and Non-Tax Qualified Plans

We offer the Contract for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1.	Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b).

2.	Roth IRAs pursuant to the provisions of Section 408A of the Code.

We also offer the Contract for use in non tax-qualified situations (i.e., contributions are not tax deductible).

Contribution Limitations and General Requirements Applicable to Contract

Traditional IRA    If an individual has earned income, the individual and the individual’s spouse, as defined under federal tax law, are each permitted to make a maximum contribution of $5,000 for 2010 and the limit is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. Contributions cannot be made after age 70 1/2. Annual contributions are generally deductible unless the Owner or the Owner’s spouse, as defined under federal tax law, is an “active participant” in another qualified plan during the taxable year. If the Owner is an “active participant” in a plan, the deduction phases out at an adjusted gross income (“AGI”) of between $56,000—$66,000 for single filers and between $89,000— $109,000 (indexed) for married individuals filing jointly. If the Owner is not an “active participant” in a plan but the Owner’s spouse is, the Owner’s deduction phases out at an AGI of between $167,000—$177,000 (indexed). Federal income tax refunds can be deposited directly into an IRA, subject to the contribution limits.

The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner’s other IRAs or tax qualified plans. The surviving spouse, as defined under federal tax law, can also roll over the deceased Owner’s IRA, tax deferred annuity or qualified plan to the spouse’s own IRA or any other plan in which the spouse participates that accepts rollovers. A nonspouse beneficiary also can roll over the deceased owner’s IRA, tax-deferred annuity or qualified plan to an inherited IRA in a trustee-to-trustee transfer, subject to the after-death required minimum distribution rules. In addition, certain declared federal disaster relief or military service provisions may supplement this information.

An IRA is nonforfeitable and generally cannot be transferred.

Roth IRA    If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $5,000 for 2010 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. The maximum contribution is phased out at an adjusted gross income (“AGI”) of between $105,000 and $120,000 for

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single filers, between $167,000 and $177,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible. In addition, certain declared federal disaster relief or military service provisions may supplement this information.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan), and employer plans may be rolled over or converted to a Roth IRA. Special valuation rules may apply to the conversion. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.

Non-Tax Qualified Contract    There are no limitations on who can purchase a non-tax qualified annuity or the amount that can be contributed to the Contract. Contributions to non-tax qualified Contracts are not deductible. For the Contract to qualify as a non-tax qualified annuity, the Contract death proceeds must be distributed to any non-spouse beneficiary either within five years of the Owner’s death or as substantially periodic payments over a period not to exceed the beneficiary’s life or life expectancy commencing within one year of the Owner’s death. The surviving spouse, as defined under federal tax law, is not subject to any distribution requirements.

Taxation of Contract Benefits

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAs    As a general rule, benefits received as Annuity Payments or upon death or withdrawal from these contracts will be taxable as ordinary income when received.

Where nondeductible contributions are made to individual retirement annuities, the Owner may exclude from income that portion of each Annuity Payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered. Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment which represents a pro rata return of the employee’s “investment in the contract.” After the Owner attains age 70 1/2, a 50% penalty may be imposed on payments made from individual retirement annuities to the extent the payments are less than certain required minimum amounts. (See “Minimum Distribution Requirements.”) With certain limited exceptions, benefits from individual retirement annuity contracts are subject to the tax-free roll-over provisions of the Code.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract Value.

Roth IRAs    Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner’s first Roth IRA, and (2) made after the Owner has attained age 59 1 /2, or a distribution made to a beneficiary after the Owner’s death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the “investment in the contract” as defined in Section 72. Distributions are not required to be made from a Roth IRA before the Owner’s death.

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner’s federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

Nonqualified Contracts    Benefits received as Annuity Payments from non-tax qualified Contracts will be taxable as ordinary income to the extent they exceed that portion of each payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered. Benefits received in a lump sum from these Contracts will be taxable as ordinary income to the extent they exceed the “investment in the contract.” A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract Values are considered to be withdrawn first and are taxable as ordinary income. Investment gains will be determined by aggregating all non-tax qualified deferred Contracts we issue to the Owner during the same calendar year.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of non-tax qualified Contracts may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). The term “net investment income” is defined to include payments from non-tax qualified annuities and dispositions of property.

One or more non-tax qualified Contracts can be wholly or partially exchanged for one or more other annuity contracts under Section 1035 of the Code without recognition of gain or

Account B (Fee Based) Prospectus

loss. However, withdrawals taken within 12 months after a partial exchange may cause the partial exchange to be taxed as a withdrawal. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

Premature Withdrawals    A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, and nonqualified deferred annuities. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2 and for certain substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

Minimum Distribution Requirements    All of the Contracts are required to satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements (except under nonqualified Contracts).

1. IRAs    As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner’s life and the beneficiary designated by the Owner is required to take the balance of the Contract Value within certain specified periods following the Owner’s death.

The Owner must take the first required distribution by the “required beginning date” and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the Owner and an assumed beneficiary who is ten years younger. Where the beneficiary is the Owner’s spouse and the spouse is more than ten years younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date for IRAs is April 1 of the calendar year following the calendar year the Owner attains age 70 1/2.

Upon the death of the Owner, the Owner’s beneficiary must take distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule:     A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule:    A beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.

If the Owner dies on or after the required beginning date, a minimum distribution must be made for the year of death, to the extent not already paid to the Owner.

2. Spousal Exceptions:    If the designated beneficiary is the Owner’s spouse, as defined under federal tax law, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date. Alternatively, if the spouse elects the life expectancy rule, distributions do not need to begin until December 31 of the year following the year of the Owner’s death or, if later, by the end of the year the Owner would have attained age 70 1/2.

3. Nonspouse Transfers:    A nonspouse designated beneficiary may directly roll over the death proceeds to an inherited IRA. The nonspouse designated beneficiary is then required to take distributions pursuant to the minimum distribution requirements discussed above.

4. Roth IRAs    The Owner of a Roth IRA is not required to take required minimum distributions during the Owner’s lifetime. However, after the Owner’s death, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements discussed above.

5. Nonqualified Contracts    The Owner of a non-tax qualified Contract is not required to take required minimum distributions during the Owner’s lifetime. However, the designated beneficiary is required to take distributions pursuant to rules similar to the at death minimum distribution requirements for IRAs, except that (i) the first minimum distribution is due within 12 months of the Owner’s death, instead of by December 31 of the calendar year following the year of death and (ii) the surviving spouse, as defined under federal tax law, is not required by the federal tax law to take any distributions during his or her lifetime and may extend deferral by electing a spousal exchange.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Deductions.”)

Other Considerations

You should understand that the tax rules for annuities are complex and cannot be readily summarized. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals, or state or other law. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. Before you purchase a Contract, we advise you to consult qualified tax counsel.

Account B (Fee Based) Prospectus

Contract Owner Services

While the following services are generally available under the Contract, not all of them may be available to Owners of Contracts held in the Fee-Based Program in which you participate. For more information, contact your Investment Professional.

Automatic Dollar-Cost Averaging    The Dollar-Cost Averaging Plan is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of money (expressed in whole percentages and in amounts of at least $100) into the Divisions over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from the Money Market Division into the other Division(s). This allows you to potentially reduce the risk of investing most of your Purchase Payments into the Divisions at a time when prices are high. Transfers will end either when the amount in the Money Market Division is depleted or when you notify us to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging Plan. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Electronic Funds Transfer (EFT)    Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add Purchase Payments to the Division(s) within your non-tax qualified Contract on a regular monthly basis through payments drawn directly on your checking account. There is no charge for the EFT service.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan    You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. The withdrawals may be taken either proportionately from each investment option or from specific investment options you designate. Systematic withdrawals continue until at least one of the following occurs: (1) the amount in any of the selected investment options is depleted; (2) less than 100 Accumulation Units remain in the Contract; (3) a systematic withdrawal plan terminates; (4) when the final amount is distributed and there is no value left in the Contract (in which case the Contract will terminate); or (5) you terminate systematic withdrawals. You may have to pay income taxes and tax penalties on amounts you receive. There is no charge for the Systematic Withdrawal Plan service. We reserve the right to modify or terminate this Systematic Withdrawal Plan at any time.

Automatic Required Minimum Distributions (RMD)    For IRAs, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

Portfolio Rebalancing    To help you maintain your asset allocation over time, we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually), back to the allocation percentages you have selected. There is no charge for this Portfolio Rebalancing feature. We reserve the right to modify or terminate this Portfolio Rebalancing feature at any time. If you transfer between underlying investment options, automatic portfolio rebalancing (“APR”) will ordinarily end and you will need to make a new APR election if you want APR to continue.

Only Contracts with accumulation values of $10,000 or more or those Contracts that have been annuitized are eligible. Portfolio rebalancing may only be used with the variable, not the fixed, investment options.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

Interest Sweeps    If you select this service, we will automatically sweep or transfer interest from the Guaranteed Interest Fund (“GIF”) to any combination of Divisions. Interest earnings can be swept monthly, quarterly, semi-annually, or annually. Transfers (which must be expressed in whole percentages) will end either on a date you specify or when the amount of interest being transferred is less than $25, whichever is earlier.

Only contracts with $10,000 or more in the GIF are eligible. The amount and timing restrictions that ordinarily apply to transfers between the GIF and the investment Divisions do not apply to interest sweeps.

Owner Inquiries and Instructions    Get up-to-date information about your Contract at your convenience with your Contract number and your Personal Identification Number (PIN). Call Northwestern Mutual Express toll-free at 1-800-519-4665 to review contract values and unit values, transfer among investment options, change the allocation and obtain Division performance information. You can also visit our website (www.northwesternmutual.com) to access Division performance information, forms for routine service, and daily unit values for Contracts you own with your User ID and password. Eligible Owners may also set up certain electronic payments, transfer invested assets among Divisions, and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please contact us at 1-888-455-2232.

The submission of transfer instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our then current procedures for Electronic

Account B (Fee Based) Prospectus

Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider’s, or your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend, or terminate the ability to make transfers via Electronic Instructions.

Householding    To reduce costs, we now send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-888-455-2232.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.

Although NMIS does not receive commissions on the sales of Contracts, it does receive fees for investment advice and other services provided to Contract Owners based in part on the value of Contract assets held for their benefit by NMIS. The Contracts are offered to purchasers who pay periodic asset-based fees to an affiliated investment adviser such as NMIS (which is also a registered investment adviser) or our limited purpose federal savings bank (the Northwestern Mutual Wealth Management Company (“NMWMC”)) for providing investment advice and other services to Owners. For more information, you may obtain a Northwestern Mutual Signature Annuities Disclosure Brochure from your Investment Professional.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company. The individual NMIS or NMWMC Representative who recommends the Northwestern Mutual Signature Annuities advisory program to a client will receive a portion of the asset-based fee paid by the client. The amount of the compensation that a NMIS or NMWMC Representative may receive for recommending the Signature Annuities program may be more than what the individual would receive if the client paid separately for investment advice, brokerage, and other services.

Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor’s registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts may help registered representatives and/or their managers qualify for such compensation and benefits. Certain of the Distributor’s registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a Variable Income Plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend

Account B (Fee Based) Prospectus

on this Contract is not guaranteed. It is not expected that any dividends will be payable on this Contract, except, possibly, on certain fixed installment plans.

We will credit dividends, if any, attributable to your Contract on the Contract anniversary. Dividends, if any, credited prior to the Maturity Date will be applied as a Net Purchase Payment on the Contract anniversary unless the Owner elects to have the dividend paid in cash. However, if the NYSE is closed on the Contract Anniversary, the amount of any dividend will be applied as of the next Valuation Date after the Contract anniversary. Dividends, if any, applied as a Net Purchase Payment will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from (i) the Owners of Accumulation Units supported by assets of that Division; and (ii) the payees receiving payments under Variable Income Plans supported by assets of that Division. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the Variable Income Plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a Variable Income Plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

Internal Annuity Exchanges    As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for the Contract. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period.

Amounts exchanged from a front-load Contract to a Contract will not be subject to any additional front-end sales charge or withdrawal charge. We currently do not allow an exchange from a variable annuity contract we previously issued to a Contract when amounts exchanged from the previously issued variable annuity contract would be subject to a withdrawal charge, although we may allow such exchanges when there are no applicable withdrawal charges on the Contract being exchanged. Fixed annuity contracts, which are not described in this prospectus, are available for exchange to a Contract, however, any applicable withdrawal charge or market value adjustment may be assessed on amounts exchanged from the fixed annuity contract.

It is our current practice not to allow exchanges from a Contract to a back-load variable annuity contract, front-load variable annuity contract, or fixed annuity contract.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Table of Contents for Statement of Additional Information

Page
DISTRIBUTION OF THE CONTRACT	B-3
DETERMINATION OF ANNUITY PAYMENTS	B-3
Amount of Annuity Payments	B-3
Annuity Unit Value	B-3
Illustrations of Variable Annuity Payments	B-4
VALUATION OF ASSETS OF THE ACCOUNT	B-4

Account B (Fee Based) Prospectus

TO: The Northwestern Mutual Life Insurance Company

Investment Products & Services Department

Room W07SW

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for the NML Variable Annuity Account B, Flexible Payment Variable Annuity (Fee Based) to:

Name

Address

City                                                                                                                                  State                           Zip

APPENDIX A—Accumulation Unit Values

The following tables present the Accumulation Unit Values for Contracts offered by means of this prospectus. Number of units outstanding are shown in thousands.

Accumulation Unit Values

Contracts Issued on or After June 30, 2000

Northwestern Mutual Series Fund, Inc.

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Growth Stock Division
Accumulation Unit Value	$0.844	$0.617	$1.013	$0.931	$0.853	$0.795	$0.748	$0.631	$0.800	$0.935
Number of Units Outstanding	2,155	2,305	2,328	4,542	3,928	2,475	1,971	1,343	609	228
Focused Appreciation Division(b)
Accumulation Unit Value	$1.865	$1.313	$2.197	$1.738	$1.663	$1.427	$1.196	—	—	—
Number of Units Outstanding	344	288	308	1,600	826	182	91	—	—	—
Large Cap Core Stock Division
Accumulation Unit Value	$0.848	$0.658	$1.077	$0.991	$0.892	$0.825	$0.766	$0.619	$0.866	$0.942
Number of Units Outstanding	1,210	663	696	972	883	734	990	1,109	578	239
Large Cap Blend Division(a)
Accumulation Unit Value	$0.705	$0.555	$0.933	—	—	—	—	—	—	—
Number of Units Outstanding	15	5	—	—	—	—	—	—	—	—
Index 500 Stock Division
Accumulation Unit Value	$0.880	$0.699	$1.112	$1.058	$0.919	$0.880	$0.798	$0.623	$0.803	$0.914
Number of Units Outstanding	5,265	4,258	3,955	5,245	5,569	3,971	2,178	1,583	501	134
Large Company Value Division(a)
Accumulation Unit Value	$0.706	$0.587	$0.938	—	—	—	—	—	—	—
Number of Units Outstanding	1,371	1,610	1,599	—	—	—	—	—	—	—
Domestic Equity Division(c)
Accumulation Unit Value	$1.104	$0.855	$1.396	$1.495	$1.287	$1.195	$1.027	$0.767	$0.977	—
Number of Units Outstanding	5,277	5,955	5,354	6,354	4,853	2,507	1,481	835	210	—
Equity Income Division(b)
Accumulation Unit Value	$1.426	$1.148	$1.795	$1.745	$1.470	$1.415	$1.233	—	—	—
Number of Units Outstanding	3,138	3,237	3,023	1,915	1,238	410	153	—	—	—
Mid Cap Growth Stock Division
Accumulation Unit Value	$0.848	$0.644	$1.079	$0.897	$0.862	$0.815	$0.716	$0.576	$0.733	$0.919
Number of Units Outstanding	1,242	1,232	1,103	2,021	1,856	1,615	958	987	583	134
Index 400 Stock Division
Accumulation Unit Value	$1.604	$1.175	$1.850	$1.720	$1.569	$1.401	$1.209	$0.899	$1.055	$1.066
Number of Units Outstanding	1,809	1,813	1,770	2,211	2,135	1,709	1,095	604	360	17
Mid Cap Value Division(b)
Accumulation Unit Value	$1.489	$1.212	$1.874	$1.884	$1.651	$1.571	$1.328	—	—	—
Number of Units Outstanding	1,216	1,285	1,193	924	403	115	172	—	—	—
Small Cap Growth Stock Division
Accumulation Unit Value	$1.013	$0.775	$1.385	$1.269	$1.194	$1.078	$0.910	$0.686	$0.844	$0.881
Number of Units Outstanding	925	1,059	947	2,317	2,054	1,181	695	665	508	44
Index 600 Stock Division(a)
Accumulation Unit Value	$0.802	$0.643	$0.939	—	—	—	—	—	—	—
Number of Units Outstanding	361	333	284	—	—	—	—	—	—	—
Small Cap Value Division(c)
Accumulation Unit Value	$1.793	$1.404	$1.960	$1.983	$1.708	$1.598	$1.288	$0.956	$1.016	—
Number of Units Outstanding	1,134	1,283	1,388	2,220	1,911	1,021	629	210	23	—
International Growth Division(c)
Accumulation Unit Value	$1.394	$1.136	$2.119	$1.888	$1.560	$1.326	$1.095	$0.790	$0.905	—
Number of Units Outstanding	1,693	2,039	1,726	2,538	2,026	1,050	471	340	130	—
Research International Core Division(a)
Accumulation Unit Value	$0.786	$0.603	$1.052	—	—	—	—	—	—	—
Number of Units Outstanding	1,897	1,873	1,237	—	—	—	—	—	—	—
International Equity Division
Accumulation Unit Value	$1.453	$1.096	$1.956	$1.662	$1.274	$1.147	$0.964	$0.689	$0.837	$0.977
Number of Units Outstanding	5,365	5,880	5,078	5,708	4,736	2,490	1,874	1,022	699	142

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

(c)	The initial investment was made on July 31, 2001.

Account B (Fee Based) Prospectus

Accumulation Unit Values

Contracts Issued on or After June 30, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Emerging Markets Equity Division(a)
Accumulation Unit Value	$0.939	$0.555	$1.244	—	—	—	—	—	—	—
Number of Units Outstanding	3,422	2,894	2,295	—	—	—	—	—	—	—
Money Market Division
Accumulation Unit Value	$1.276	$1.270	$1.241	$1.182	$1.132	$1.103	$1.091	$1.081	$1.068	$1.031
Number of Units Outstanding	2,135	3,549	4,218	2,730	1,927	1,474	706	518	79	—
Short-Term Bond Division(a)
Accumulation Unit Value	$1.125	$1.053	$1.029	—	—	—	—	—	—	—
Number of Units Outstanding	1,774	1,507	1,907	—	—	—	—	—	—	—
Select Bond Division
Accumulation Unit Value	$1.803	$1.654	$1.608	$1.517	$1.467	$1.440	$1.380	$1.312	$1.175	$1.068
Number of Units Outstanding	16,021	18,978	23,920	23,918	18,093	7,698	4,659	1,577	499	10
Long-Term U.S. Government Bond Division(a)
Accumulation Unit Value	$1.197	$1.291	$1.073	—	—	—	—	—	—	—
Number of Units Outstanding	563	699	746	—	—	—	—	—	—	—
Inflation Protection Division(a)
Accumulation Unit Value	$1.148	$1.047	$1.066	—	—	—	—	—	—	—
Number of Units Outstanding	8,596	5,756	2,446	—	—	—	—	—	—	—
High Yield Bond Division
Accumulation Unit Value	$1.806	$1.246	$1.590	$1.559	$1.425	$1.410	$1.255	$0.976	$1.008	$0.964
Number of Units Outstanding	2,617	3,247	3,621	5,262	4,730	2,696	1,806	489	150	7
Multi-Sector Bond Division(a)
Accumulation Unit Value	$1.139	$0.936	$1.008	—	—	—	—	—	—	—
Number of Units Outstanding	5,031	5,039	5,927	—	—	—	—	—	—	—
Balanced Division
Accumulation Unit Value	$1.234	$1.020	$1.324	$1.252	$1.138	$1.102	$1.025	$0.872	$0.946	$0.980
Number of Units Outstanding	473	619	1,691	3,815	3,668	1,961	1,651	1,067	410	300
Asset Allocation Division(c)
Accumulation Unit Value	$1.293	$1.021	$1.467	$1.345	$1.228	$1.152	$1.051	$0.874	$0.978	—
Number of Units Outstanding	258	516	809	2,512	2,400	1,628	1,319	1,424	—	—
(a) The initial investment was made on April 30, 2007. (b) The initial investment was made on May 1, 2003. (c) The initial investment was made on July 31, 2001. Fidelity® Variable Insurance Products
	December 31
	2009	2008	2007	2006	2005	2004	2003
VIP Mid Cap Division(b)
Accumulation Unit Value	$2.212	$1.588	$2.639	$2.296	$2.050	$1.743	$1.403
Number of Units Outstanding	1,677	1,801	1,596	1,413	898	304	6
VIP Contrafund® Division(a)
Accumulation Unit Value	$0.860	$0.637	$1.115	—	—	—	—
Number of Units Outstanding	6,365	7,157	5,943	—	—	—	—
(a) The initial investment was made on April 30, 2007. (b) The initial investment was made on May 1, 2003. Neuberger Berman Advisers Management Trust
	December 31
	2009	2008	2007
Socially Responsive Division(a)
Accumulation Unit Value	$0.803	$0.613	$1.016
Number of Units Outstanding	400	365	326

(a)	The initial investment was made on April 30, 2007.

Account B (Fee Based) Prospectus

Accumulation Unit Values

Contracts Issued on or After June 30, 2000 (continued)

Russell Investment Funds

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Multi-Style Equity Division
Accumulation Unit Value	$0.863	$0.659	$1.112	$1.011	$0.900	$0.842	$0.770	$0.599	$0.783	$0.916
Number of Units Outstanding	6,447	8,199	7,356	7,114	5,077	3,796	2,723	1,679	614	44
Aggressive Equity Division
Accumulation Unit Value	$1.162	$0.887	$1.560	$1.514	$1.323	$1.248	$1.092	$0.753	$0.933	$0.959
Number of Units Outstanding	1,035	1,094	1,043	1,589	1,110	984	714	491	181	15
Non-U.S. Division
Accumulation Unit Value	$1.063	$0.844	$1.470	$1.340	$1.087	$0.960	$0.814	$0.589	$0.696	$0.896
Number of Units Outstanding	5,598	5,819	5,170	5,561	3,678	2,652	1,953	1,298	334	84
Real Estate Securities Division
Accumulation Unit Value	$2.402	$1.869	$2.963	$3.534	$2.611	$2.319	$1.726	$1.262	$1.220	$1.135
Number of Units Outstanding	2,896	2,792	2,438	2,580	2,060	1,320	953	559	358	6
Core Bond Division
Accumulation Unit Value	$1.689	$1.463	$1.523	$1.425	$1.379	$1.356	$1.300	$1.229	$1.133	$1.059
Number of Units Outstanding	3,950	4,611	6,246	7,393	5,116	3,079	1,904	1,041	488	32
Russell Investment Funds LifePoints® Variable Target Portfolio Series
	December 31
	2009	2008	2007
Moderate Strategy Division(a)
Accumulation Unit Value	$1.005	$0.824	$1.033
Number of Units Outstanding	—	—	—
Balanced Strategy Division(a)
Accumulation Unit Value	$0.929	$0.743	$1.025
Number of Units Outstanding	14	90	86
Growth Strategy Division(a)
Accumulation Unit Value	$0.855	$0.667	$1.019
Number of Units Outstanding	—	—	—
Equity Growth Strategy Division(a)
Accumulation Unit Value	$0.778	$0.596	$1.010
Number of Units Outstanding	—	—	—

(a)	The initial investment was made on April 30, 2007.

Account B (Fee Based) Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

FLEXIBLE PAYMENT VARIABLE ANNUITY (Fee Based)

An individual flexible payment Variable Annuity Contract (the “Contract”) for Individual Retirement

Annuities (“IRAs”), Roth IRAs and Nontax-Qualified Annuities

and Non-Qualified Plans.

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Account B

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www. northwesternmutual.com.

DISTRIBUTION OF THE CONTRACT

Northwestern Mutual Investment Services, LLC (“NMIS”) is the distributor of the Contract and is considered the principal underwriter of the Contract. NMIS is a wholly-owned company of Northwestern Mutual. NMIS may enter into selling agreements with other affiliated and unaffiliated broker-dealers to distribute the Contract. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The offering is continuous. No underwriting commissions have been paid to, or retained by, NMIS.

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Payment Plans,” including “Description of Payment Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”

Amount of Annuity Payments The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual.

The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division is established at $1.00 as of the date operations begin for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

(1)	Assumed number of Accumulation Units in Balanced Division on maturity date	25,000
(2)	Assumed Value of an Accumulation Unit in Balanced Division at maturity	$2.000000
(3)	Cash Value of Contract at maturity, (1) X (2)	$50,000
(4)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.35
(5)	Amount of first payment from Balanced Division, (3) X (4) divided by $1,000	$267.50
(6)	Assumed Value of Annuity Unit in Balanced Division at maturity	$1.500000
(7)	Number of Annuity Units credited in Balanced Division, (5) divided by (6)	178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of 178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 178.33 multiplied by $1.501000, or $267.68.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

VALUATION OF ASSETS OF THE ACCOUNT

The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

TRANSFERABILITY RESTRICTIONS

Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2009

NML Variable Annuity Account B

Financial Statements

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$244,953	$163,608	$191,283	$28,207	$769,336
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	5	44	39	14	190

Total Assets	244,958	163,652	191,322	28,221	769,526

Liabilities:
Due to Northwestern Mutual Life Insurance Company	2	48	31	14	76
Due to Participants	303	137	259	22	1,216

Total Liabilities	305	185	290	36	1,292

Total Net Assets	$244,653	$163,467	$191,032	$28,185	$768,234

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$732	$393	$413	$24	$16,764
Annuity Reserves	1	—	35	—	269
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	62,248	26,571	52,919	4,023	249,702
Annuity Reserves	683	122	899	3	2,863
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	25,463	7,115	18,020	1,202	59,429
Annuity Reserves	293	162	412	—	1,076
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	72,591	21,047	58,780	2,540	184,675
Annuity Reserves	262	252	474	12	915
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	29,762	49,722	21,440	9,981	88,678
Annuity Reserves	233	195	189	148	437
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	9,707	7,620	6,168	772	24,092
Class B Accumulation Units (9)	40,660	49,423	30,122	9,444	134,361
Annuity Reserves	200	203	135	26	340
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	1,818	642	1,026	10	4,633
Annuity Reserves	—	—	—	—	—

Total Net Assets	$244,653	$163,467	$191,032	$28,185	$768,234

(1) Investments, at cost	$249,569	$164,112	$219,546	$28,519	$846,190
(2) Shares Outstanding	127,846	96,014	171,554	40,998	330,045
(3) Accumulation Unit Value	$2.611556	$1.815897	$2.085413	$0.697498	$4.328675
Units Outstanding	280	217	198	35	3,873
(4) Accumulation Unit Value	$2.414635	$1.756290	$1.928147	$0.688193	$3.934720
Units Outstanding	25,779	15,129	27,446	5,846	63,461
(5) Accumulation Unit Value	$2.528129	$1.858395	$2.018107	$0.704021	$2.723644
Units Outstanding	10,072	3,829	8,929	1,708	21,820
(6) Accumulation Unit Value	$2.414635	$1.756290	$1.928147	$0.688193	$3.934720
Units Outstanding	30,063	11,984	30,485	3,690	46,935
(7) Accumulation Unit Value	$0.816297	$1.846196	$0.787690	$0.702168	$0.843770
Units Outstanding	36,460	26,932	27,218	14,214	105,097
(8) Accumulation Unit Value	$0.816297	$1.846196	$0.787690	$0.702168	$0.843770
Units Outstanding	11,891	4,128	7,831	1,100	28,552
(9) Accumulation Unit Value	$2.414635	$1.756290	$1.928147	$0.688193	$3.934720
Units Outstanding	16,839	28,140	15,622	13,723	34,147
(10) Accumulation Unit Value	$0.843984	$1.864749	$0.847680	$0.704978	$0.880039
Units Outstanding	2,155	344	1,210	15	5,265

The Accompanying Notes are an Integral Part of the Financial Statements.	F-2

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$24,909	$225,968	$130,495	$448,743	$209,550
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	9	79	24	76

Total Assets	24,909	225,977	130,574	448,767	209,626

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	1	43	43	86
Due to Participants	—	214	115	1,068	949

Total Liabilities	—	215	158	1,111	1,035

Total Net Assets	$24,909	$225,762	$130,416	$447,656	$208,591

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$10	$275	$203	$1,497	$459
Annuity Reserves	—	—	—	95	4
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	3,264	38,807	24,861	210,859	45,266
Annuity Reserves	3	596	242	1,667	385
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	708	12,764	5,616	33,891	13,742
Annuity Reserves	—	331	211	261	246
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	2,350	26,898	14,277	120,157	38,002
Annuity Reserves	3	253	253	467	201
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	8,479	69,804	37,785	24,876	37,075
Annuity Reserves	65	1,531	1,375	102	521
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	770	9,483	5,440	11,553	13,699
Class B Accumulation Units (9)	8,264	58,975	35,424	40,941	55,815
Annuity Reserves	26	219	254	237	275
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	967	5,826	4,475	1,053	2,901
Annuity Reserves	—	—	—	—	—

Total Net Assets	$24,909	$225,762	$130,416	$447,656	$208,591

(1) Investments, at cost	$24,385	$306,477	$161,501	$642,226	$238,542
(2) Shares Outstanding	37,012	285,674	123,927	177,790	177,585
(3) Accumulation Unit Value	$0.698224	$1.067569	$1.388401	$5.329531	$1.895826
Units Outstanding	14	257	146	281	242
(4) Accumulation Unit Value	$0.688889	$1.023538	$1.342833	$4.844155	$1.797189
Units Outstanding	4,737	37,915	18,514	43,529	25,187
(5) Accumulation Unit Value	$0.704747	$1.099244	$1.420897	$2.585928	$1.967340
Units Outstanding	1,004	11,612	3,953	13,106	6,985
(6) Accumulation Unit Value	$0.688889	$1.023538	$1.342833	$4.844155	$1.797189
Units Outstanding	3,412	26,279	10,632	24,804	21,145
(7) Accumulation Unit Value	$0.702880	$1.090162	$1.411603	$0.821144	$1.537149
Units Outstanding	12,064	64,031	26,767	30,295	24,119
(8) Accumulation Unit Value	$0.702880	$1.090162	$1.411603	$0.821144	$1.537149
Units Outstanding	1,096	8,699	3,853	14,069	8,912
(9) Accumulation Unit Value	$0.688889	$1.023538	$1.342833	$4.844155	$1.797189
Units Outstanding	11,997	57,619	26,380	8,452	31,057
(10) Accumulation Unit Value	$0.705724	$1.104003	$1.425776	$0.847659	$1.603663
Units Outstanding	1,371	5,277	3,138	1,242	1,809

The Accompanying Notes are an Integral Part of the Financial Statements.	F-3

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$58,583	$173,367	$13,580	$175,777	$158,046
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	1	24	16	11	29

Total Assets	58,584	173,391	13,596	175,788	158,075

Liabilities:
Due to Northwestern Mutual Life Insurance Company	2	28	15	15	27
Due to Participants	50	228	—	149	257

Total Liabilities	52	256	15	164	284

Total Net Assets	$58,532	$173,135	$13,581	$175,624	$157,791

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$138	$364	$37	$435	$314
Annuity Reserves	—	—	—	—	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	10,697	34,660	2,227	34,099	27,385
Annuity Reserves	102	302	74	188	203
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	2,820	11,836	876	9,414	7,133
Annuity Reserves	42	99	19	114	168
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	7,719	31,712	1,328	23,214	20,599
Annuity Reserves	22	249	2	106	153
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	16,602	35,834	4,598	45,517	41,845
Annuity Reserves	116	347	22	607	1,142
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	2,273	9,968	367	7,823	7,950
Class B Accumulation Units (9)	16,134	46,632	3,742	51,905	48,355
Annuity Reserves	56	195	—	168	183
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	1,811	937	289	2,034	2,361
Annuity Reserves	—	—	—	—	—

Total Net Assets	$58,532	$173,135	$13,581	$175,624	$157,791

(1) Investments, at cost	$78,753	$241,366	$12,325	$197,037	$219,531
(2) Shares Outstanding	59,596	121,917	17,659	125,734	150,663
(3) Accumulation Unit Value	$1.449963	$2.176579	$0.793098	$1.733862	$1.348374
Units Outstanding	95	167	47	251	233
(4) Accumulation Unit Value	$1.402378	$2.063330	$0.782515	$1.662307	$1.292776
Units Outstanding	7,628	16,798	2,846	20,513	21,183
(5) Accumulation Unit Value	$1.483921	$2.258753	$0.800512	$1.785245	$1.388361
Units Outstanding	1,901	5,240	1,095	5,273	5,138
(6) Accumulation Unit Value	$1.402378	$2.063330	$0.782515	$1.662307	$1.292776
Units Outstanding	5,504	15,369	1,697	13,965	15,934
(7) Accumulation Unit Value	$1.474198	$1.026307	$0.798404	$1.770458	$1.376884
Units Outstanding	11,261	34,916	5,759	25,709	30,391
(8) Accumulation Unit Value	$1.474198	$1.026307	$0.798404	$1.770458	$1.376884
Units Outstanding	1,542	9,713	459	4,419	5,774
(9) Accumulation Unit Value	$1.402378	$2.063330	$0.782515	$1.662307	$1.292776
Units Outstanding	11,505	22,600	4,783	31,224	37,404
(10) Accumulation Unit Value	$1.488989	$1.012887	$0.801617	$1.792926	$1.394365
Units Outstanding	1,216	925	361	1,134	1,693

The Accompanying Notes are an Integral Part of the Financial Statements.	F-4

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$21,121	$749,475	$60,183	$354,894	$36,204
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	75	3	74	2

Total Assets	21,121	749,550	60,186	354,968	36,206

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	58	2	286	2
Due to Participants	8	734	2	587	23

Total Liabilities	8	792	4	873	25

Total Net Assets	$21,113	$748,758	$60,182	$354,095	$36,181

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$52	$2,857	$104	$1,363	$76
Annuity Reserves	—	215	—	9	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	3,245	230,512	12,266	101,158	6,745
Annuity Reserves	63	2,261	79	510	—
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	767	50,030	2,712	28,243	1,522
Annuity Reserves	4	675	50	78	11
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	2,069	136,772	6,552	54,459	4,124
Annuity Reserves	—	639	13	210	—
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	7,178	144,585	15,393	67,176	10,159
Annuity Reserves	20	1,820	49	274	61
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	513	24,519	2,788	19,068	1,831
Class B Accumulation Units (9)	5,704	145,501	16,952	78,560	9,467
Annuity Reserves	7	577	10	263	189
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	1,491	7,795	3,214	2,724	1,996
Annuity Reserves	—	—	—	—	—

Total Net Assets	$21,113	$748,758	$60,182	$354,095	$36,181

(1) Investments, at cost	$22,097	$759,245	$55,964	$354,894	$36,321
(2) Shares Outstanding	28,236	453,129	66,944	354,894	35,321
(3) Accumulation Unit Value	$0.777293	$3.357679	$0.929114	$3.484553	$1.112881
Units Outstanding	68	851	112	391	68
(4) Accumulation Unit Value	$0.766928	$3.088982	$0.916732	$3.029029	$1.098062
Units Outstanding	4,232	74,624	13,381	33,396	6,142
(5) Accumulation Unit Value	$0.784555	$2.874424	$0.937803	$1.641929	$1.123294
Units Outstanding	977	17,405	2,892	17,201	1,355
(6) Accumulation Unit Value	$0.766928	$3.088982	$0.916732	$3.029029	$1.098062
Units Outstanding	2,698	44,277	7,147	17,979	3,755
(7) Accumulation Unit Value	$0.782487	$1.461473	$0.935316	$1.274727	$1.120307
Units Outstanding	9,173	98,931	16,457	52,699	9,068
(8) Accumulation Unit Value	$0.782487	$1.461473	$0.935316	$1.274727	$1.120307
Units Outstanding	655	16,777	2,981	14,959	1,635
(9) Accumulation Unit Value	$0.766928	$3.088982	$0.916732	$3.029029	$1.098062
Units Outstanding	7,437	47,103	18,492	25,936	8,621
(10) Accumulation Unit Value	$0.785653	$1.453155	$0.939087	$1.275502	$1.124797
Units Outstanding	1,897	5,365	3,422	2,135	1,774

The Accompanying Notes are an Integral Part of the Financial Statements.	F-5

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$921,868	$48,089	$69,541	$202,609	$79,120
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	67	8	22	16	1

Total Assets	921,935	48,097	69,563	202,625	79,121

Liabilities:
Due to Northwestern Mutual Life Insurance Company	37	7	8	7	1
Due to Participants	806	50	11	384	24

Total Liabilities	843	57	19	391	25

Total Net Assets	$921,092	$48,040	$69,544	$202,234	$79,096

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$6,136	$37	$85	$386	$19
Annuity Reserves	239	—	—	9	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	191,922	9,456	10,983	40,203	9,934
Annuity Reserves	2,886	7	64	567	20
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	50,518	1,452	2,837	15,555	2,777
Annuity Reserves	1,291	—	65	330	76
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	121,189	5,373	6,322	40,823	6,553
Annuity Reserves	910	—	6	214	21
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	246,109	13,111	18,683	43,670	28,038
Annuity Reserves	3,804	143	464	727	358
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	43,085	2,030	2,109	9,056	2,402
Class B Accumulation Units (9)	221,778	15,551	17,913	45,673	23,113
Annuity Reserves	2,340	206	146	296	57
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	28,885	674	9,867	4,725	5,728
Annuity Reserves	—	—	—	—	—

Total Net Assets	$921,092	$48,040	$69,544	$202,234	$79,096

(1) Investments, at cost	$887,994	$53,201	$68,188	$200,640	$76,176
(2) Shares Outstanding	733,972	48,138	65,419	297,518	79,678
(3) Accumulation Unit Value	$13.636697	$1.184075	$1.135677	$2.676517	$1.126472
Units Outstanding	450	32	75	144	16
(4) Accumulation Unit Value	$11.852025	$1.168325	$1.120557	$2.474733	$1.111473
Units Outstanding	16,193	8,094	9,802	16,246	8,938
(5) Accumulation Unit Value	$2.454593	$1.195150	$1.146293	$2.628681	$1.136986
Units Outstanding	20,581	1,215	2,475	5,917	2,443
(6) Accumulation Unit Value	$11.852025	$1.168325	$1.120557	$2.474733	$1.111473
Units Outstanding	10,225	4,599	5,642	16,496	5,895
(7) Accumulation Unit Value	$1.796322	$1.191986	$1.143267	$1.781106	$1.133987
Units Outstanding	137,007	10,999	16,341	24,518	24,725
(8) Accumulation Unit Value	$1.796322	$1.191986	$1.143267	$1.781106	$1.133987
Units Outstanding	23,985	1,703	1,845	5,085	2,118
(9) Accumulation Unit Value	$11.852025	$1.168325	$1.120557	$2.474733	$1.111473
Units Outstanding	18,712	13,310	15,985	18,456	20,795
(10) Accumulation Unit Value	$1.803021	$1.196794	$1.147858	$1.805518	$1.138547
Units Outstanding	16,021	563	8,596	2,617	5,031

The Accompanying Notes are an Integral Part of the Financial Statements.	F-6

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$1,774,260	$187,608	$—	$—	$—
Fidelity Variable Insurance Products	—	—	207,816	84,551	—
Neuberger Berman Advisers Management Trust	—	—	—	—	9,089
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	354	36	7	1	—

Total Assets	1,774,614	187,644	207,823	84,552	9,089

Liabilities:
Due to Northwestern Mutual Life Insurance Company	276	25	2	5	—
Due to Participants	4,541	575	213	21	—

Total Liabilities	4,817	600	215	26	—

Total Net Assets	$1,769,797	$187,044	$207,608	$84,526	$9,089

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$19,214	$441	$370	$96	$22
Annuity Reserves	972	2	—	—	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	1,031,316	44,546	34,539	10,634	1,116
Annuity Reserves	21,562	1,531	141	35	8
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	78,707	7,145	9,161	2,794	472
Annuity Reserves	3,210	373	97	91	3
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	246,817	25,700	25,111	8,360	1,178
Annuity Reserves	4,583	487	317	32	2
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	122,501	36,838	62,392	29,796	2,954
Annuity Reserves	9,297	1,165	383	118	7
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	61,161	9,367	8,564	2,261	256
Class B Accumulation Units (9)	165,088	58,007	62,582	24,816	2,747
Annuity Reserves	4,785	942	241	20	3
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	584	333	3,710	5,473	321
Annuity Reserves	—	167	—	—	—

Total Net Assets	$1,769,797	$187,044	$207,608	$84,526	$9,089

(1) Investments, at cost	$2,167,056	$213,612	$246,459	$91,598	$9,632
(2) Shares Outstanding	1,387,225	196,037	8,280	4,167	751
(3) Accumulation Unit Value	$9.837658	$1.250738	$2.154124	$0.850706	$0.794755
Units Outstanding	1,953	352	172	113	28
(4) Accumulation Unit Value	$8.552615	$1.199154	$2.083395	$0.839369	$0.784155
Units Outstanding	120,585	37,148	16,578	12,669	1,423
(5) Accumulation Unit Value	$2.638175	$1.287826	$2.204535	$0.858655	$0.802191
Units Outstanding	29,834	5,548	4,156	3,253	589
(6) Accumulation Unit Value	$8.552615	$1.199154	$2.083395	$0.839369	$0.784155
Units Outstanding	28,859	21,432	12,053	9,960	1,502
(7) Accumulation Unit Value	$1.208357	$1.277200	$2.190079	$0.856407	$0.800050
Units Outstanding	101,378	28,843	28,489	34,792	3,693
(8) Accumulation Unit Value	$1.208357	$1.277200	$2.190079	$0.856407	$0.800050
Units Outstanding	50,615	7,334	3,910	2,640	320
(9) Accumulation Unit Value	$8.552615	$1.199154	$2.083395	$0.839369	$0.784155
Units Outstanding	19,303	48,373	30,039	29,565	3,503
(10) Accumulation Unit Value	$1.233923	$1.293411	$2.212046	$0.859849	$0.803283
Units Outstanding	473	258	1,677	6,365	400

The Accompanying Notes are an Integral Part of the Financial Statements.	F-7

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Real Estate Securities Division	Russell Core Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$—	$—	$—	$—	$—
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	146,553	61,463	144,886	264,932	209,031
Due from Northwestern Mutual Life Insurance Company	55	3	23	26	89

Total Assets	146,608	61,466	144,909	264,958	209,120

Liabilities:
Due to Northwestern Mutual Life Insurance Company	52	5	20	50	93
Due to Participants	44	56	276	716	252

Total Liabilities	96	61	296	766	345

Total Net Assets	$146,512	$61,405	$144,613	$264,192	$208,775

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$458	$275	$323	$456	$386
Annuity Reserves	—	—	—	206	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	18,364	10,941	21,907	43,226	26,066
Annuity Reserves	195	62	165	382	308
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	10,593	4,601	9,426	13,661	10,760
Annuity Reserves	78	25	56	367	170
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	18,537	9,172	18,124	33,318	20,340
Annuity Reserves	116	32	94	293	206
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	44,008	15,475	42,388	73,654	68,423
Annuity Reserves	431	156	384	498	1,363
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	6,825	2,876	6,083	13,078	9,087
Class B Accumulation Units (9)	40,721	16,277	39,289	77,619	63,564
Annuity Reserves	581	303	406	471	1,386
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	5,561	1,203	5,952	6,956	6,671
Annuity Reserves	44	7	16	7	45

Total Net Assets	$146,512	$61,405	$144,613	$264,192	$208,775

(1) Investments, at cost	$159,957	$84,712	$190,665	$354,929	$207,017
(2) Shares Outstanding	12,451	6,409	15,663	22,878	20,493
(3) Accumulation Unit Value	$0.847125	$1.271691	$1.212660	$2.378677	$1.656975
Units Outstanding	541	216	266	191	233
(4) Accumulation Unit Value	$0.803032	$1.205518	$1.149577	$2.254880	$1.570866
Units Outstanding	22,867	9,076	19,057	19,170	16,593
(5) Accumulation Unit Value	$0.879089	$1.319681	$1.258399	$2.468411	$1.719494
Units Outstanding	12,050	3,487	7,490	5,534	6,258
(6) Accumulation Unit Value	$0.803032	$1.205518	$1.149577	$2.254880	$1.570866
Units Outstanding	23,084	7,608	15,766	14,776	12,949
(7) Accumulation Unit Value	$0.817773	$1.111994	$0.996026	$2.590003	$1.690794
Units Outstanding	53,815	13,916	42,557	28,438	40,468
(8) Accumulation Unit Value	$0.817773	$1.111994	$0.996026	$2.590003	$1.690794
Units Outstanding	8,346	2,586	6,108	5,049	5,374
(9) Accumulation Unit Value	$0.803032	$1.205518	$1.149577	$2.254880	$1.570866
Units Outstanding	50,708	13,502	34,177	34,423	40,465
(10) Accumulation Unit Value	$0.862577	$1.161700	$1.063216	$2.402060	$1.688828
Units Outstanding	6,447	1,035	5,598	2,896	3,950

The Accompanying Notes are an Integral Part of the Financial Statements.	F-8

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$—	$—	$—	$—
Fidelity Variable Insurance Products	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—
Russell Investment Funds	34,807	102,475	60,109	19,044
Due from Northwestern Mutual Life Insurance Company	2	8	1	20

Total Assets	34,809	102,483	60,110	19,064

Liabilities:
Due to Northwestern Mutual Life Insurance Company	5	3	4	12
Due to Participants	424	50	1	42

Total Liabilities	429	53	5	54

Total Net Assets	$34,380	$102,430	$60,105	$19,010

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$—	$276	$—	$5
Annuity Reserves	—	—	—	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	6,109	13,006	6,025	3,698
Annuity Reserves	218	77	—	—
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	1,029	2,659	1,915	1,338
Annuity Reserves	—	—	—	—
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	2,900	7,747	5,631	1,302
Annuity Reserves	10	58	—	—
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	12,830	41,285	24,530	6,801
Annuity Reserves	408	523	377	207
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	1,328	2,615	706	123
Class B Accumulation Units (9)	9,271	33,764	20,921	5,536
Annuity Reserves	277	407	—	—
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	—	13	—	—
Annuity Reserves	—	—	—	—

Total Net Assets	$34,380	$102,430	$60,105	$19,010

(1) Investments, at cost	$33,233	$101,754	$63,869	$19,940
(2) Shares Outstanding	3,889	12,421	7,847	2,728
(3) Accumulation Unit Value	$0.994373	$0.918927	$0.845654	$0.769268
Units Outstanding	—	300	—	7
(4) Accumulation Unit Value	$0.981117	$0.906670	$0.834382	$0.759004
Units Outstanding	6,226	14,345	7,221	4,872
(5) Accumulation Unit Value	$1.003665	$0.927507	$0.853577	$0.776469
Units Outstanding	1,025	2,867	2,243	1,723
(6) Accumulation Unit Value	$0.981117	$0.906670	$0.834382	$0.759004
Units Outstanding	2,956	8,545	6,748	1,715
(7) Accumulation Unit Value	$1.001018	$0.925076	$0.851311	$0.774422
Units Outstanding	12,816	44,629	28,815	8,782
(8) Accumulation Unit Value	$1.001018	$0.925076	$0.851311	$0.774422
Units Outstanding	1,327	2,827	830	158
(9) Accumulation Unit Value	$0.981117	$0.906670	$0.834382	$0.759004
Units Outstanding	9,449	37,239	25,073	7,294
(10) Accumulation Unit Value	$1.005025	$0.928797	$0.854740	$0.777533
Units Outstanding	—	14	—	—

The Accompanying Notes are an Integral Part of the Financial Statements.	F-9

NML Variable Annuity Account B

Statements of Operations

For the Year Ended December 31, 2009

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Investment income:
Income:
Dividend income	$2,428	$—	$3,055	$259	$18,535
Expenses:
Mortality and expense risk charges	2,193	1,239	1,762	191	6,988

Net investment income (loss)	235	(1,239)	1,293	68	11,547

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(8,421)	(2,631)	(8,890)	(1,967)	(14,306)
Realized gain distributions	—	—	—	—	18,621

Realized gains (losses)	(8,421)	(2,631)	(8,890)	(1,967)	4,315

Change in unrealized appreciation/ depreciation of investments	73,834	48,714	49,760	7,458	138,783

Net increase (decrease) in net assets resulting from operations	$65,648	$44,844	$42,163	$5,559	$154,645

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Investment income:
Income:
Dividend income	$403	$6,571	$3,105	$1,096	$3,210
Expenses:
Mortality and expense risk charges	157	1,718	980	4,431	1,774

Net investment income (loss)	246	4,853	2,125	(3,335)	1,436

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(1,970)	(10,562)	(5,877)	(42,746)	(3,786)
Realized gain distributions	—	—	—	502	5,876

Realized gains (losses)	(1,970)	(10,562)	(5,877)	(42,244)	2,090

Change in unrealized appreciation/ depreciation of investments	5,806	55,051	28,421	153,189	51,883

Net increase (decrease) in net assets resulting from operations	$4,082	$49,342	$24,669	$107,610	$55,409

The Accompanying Notes are an Integral Part of the Financial Statements.	F-10

NML Variable Annuity Account B

Statements of Operations

For the Year Ended December 31, 2009

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Investment income:
Income:
Dividend income	$576	$417	$439	$1,237	$903
Expenses:
Mortality and expense risk charges	450	1,450	86	1,393	1,280

Net investment income (loss)	126	(1,033)	353	(156)	(377)

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(5,307)	(9,067)	(1,253)	(1,534)	(6,952)
Realized gain distributions	535	—	2	5,226	—

Realized gains (losses)	(4,772)	(9,067)	(1,251)	3,692	(6,952)

Change in unrealized appreciation/ depreciation of investments	15,281	49,970	3,468	33,361	35,227

Net increase (decrease) in net assets resulting from operations	$10,635	$39,870	$2,570	$36,897	$27,898

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division
Investment income:
Income:
Dividend income	$274	$29,128	$530	$3,149	$1,083
Expenses:
Mortality and expense risk charges	131	6,340	357	4,053	227

Net investment income (loss)	143	22,788	173	(904)	856

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(1,195)	1,963	(4,760)	—	87
Realized gain distributions	—	12,869	—	1	83

Realized gains (losses)	(1,195)	14,832	(4,760)	1	170

Change in unrealized appreciation/ depreciation of investments	5,295	142,629	24,026	—	303

Net increase (decrease) in net assets resulting from operations	$4,243	$180,249	$19,439	$(903)	$1,329

The Accompanying Notes are an Integral Part of the Financial Statements.	F-11

NML Variable Annuity Account B

Statements of Operations

For the Year Ended December 31, 2009

(in thousands)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Investment income:
Income:
Dividend income	$43,167	$15	$1,452	$15,343	$1,991
Expenses:
Mortality and expense risk charges	8,047	494	444	1,665	478

Net investment income (loss)	35,120	(479)	1,008	13,678	1,513

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	757	1,133	(472)	(5,107)	(559)
Realized gain distributions	—	5,639	113	—	1,199

Realized gains (losses)	757	6,772	(359)	(5,107)	640

Change in unrealized appreciation/ depreciation of investments	31,483	(10,811)	3,868	53,698	8,593

Net increase (decrease) in net assets resulting from operations	$67,360	$(4,518)	$4,517	$62,269	$10,746

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division
Investment income:
Income:
Dividend income	$74,285	$5,019	$808	$825	$160
Expenses:
Mortality and expense risk charges	18,363	1,697	1,584	539	58

Net investment income (loss)	55,922	3,322	(776)	286	102

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(84,175)	(8,037)	(7,381)	(5,477)	(767)
Realized gain distributions	—	—	944	20	—

Realized gains (losses)	(84,175)	(8,037)	(6,437)	(5,457)	(767)

Change in unrealized appreciation/ depreciation of investments	328,427	43,115	62,375	25,018	2,448

Net increase (decrease) in net assets resulting from operations	$300,174	$38,400	$55,162	$19,847	$1,783

The Accompanying Notes are an Integral Part of the Financial Statements.	F-12

NML Variable Annuity Account B

Statements of Operations

For the Year Ended December 31, 2009

(in thousands)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Real Estate Securities Division	Russell Core Bond Division
Investment income:
Income:
Dividend income	$1,717	$278	$3,593	$9,350	$8,911
Expenses:
Mortality and expense risk charges	1,127	491	1,132	1,880	1,678

Net investment income (loss)	590	(213)	2,461	7,470	7,233

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(5,333)	(6,928)	(4,606)	(11,777)	(2,992)
Realized gain distributions	—	—	—	—	2,576

Realized gains (losses)	(5,333)	(6,928)	(4,606)	(11,777)	(416)

Change in unrealized appreciation/ depreciation of investments	38,827	21,569	31,479	65,537	18,831

Net increase (decrease) in net assets resulting from operations	$34,084	$14,428	$29,334	$61,230	$25,648

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division
Investment income:
Income:
Dividend income	$1,053	$2,531	$1,132	$214
Expenses:
Mortality and expense risk charges	219	671	392	132

Net investment income (loss)	834	1,860	740	82

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(1,736)	(5,067)	(2,130)	(2,224)
Realized gain distributions	118	321	210	86

Realized gains (losses)	(1,618)	(4,746)	(1,920)	(2,138)

Change in unrealized appreciation/ depreciation of investments	5,362	20,001	12,647	6,220

Net increase (decrease) in net assets resulting from operations	$4,578	$17,115	$11,467	$4,164

The Accompanying Notes are an Integral Part of the Financial Statements.	F-13

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$235	$(15)	$(1,239)	$(894)
Net realized gains (losses)	(8,421)	19,055	(2,631)	4,978
Net change in unrealized appreciation/depreciation	73,834	(153,148)	48,714	(74,492)

Net increase (decrease) in net assets resulting from operations	65,648	(134,108)	44,844	(70,408)

Contract Transactions:
Contract owners’ net payments	9,440	14,708	18,248	23,143
Annuity payments	(178)	(247)	(84)	(109)
Surrenders and other (net)	(16,767)	(23,137)	(8,495)	(9,561)
Transfers from other divisions or sponsor	126,567	162,846	171,817	217,535
Transfers to other divisions or sponsor	(137,540)	(180,648)	(167,796)	(196,419)

Net increase (decrease) in net assets resulting from contract transactions	(18,478)	(26,478)	13,690	34,589

Net increase (decrease) in net assets	47,170	(160,586)	58,534	(35,819)

Net Assets:
Beginning of period	197,483	358,069	104,933	140,752

End of period	$244,653	$197,483	$163,467	$104,933

Units issued during the period	119,406	124,142	128,360	130,570
Units redeemed during the period	(127,903)	(134,438)	(119,829)	(113,890)

Net units issued (redeemed) during the period	(8,497)	(10,296)	8,531	16,680

	Large Cap Core Stock Division		Large Cap Blend Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$1,293	$1,211	$68	$61
Net realized gains (losses)	(8,890)	(4,958)	(1,967)	(1,034)
Net change in unrealized appreciation/depreciation	49,760	(104,820)	7,458	(6,893)

Net increase (decrease) in net assets resulting from operations	42,163	(108,567)	5,559	(7,866)

Contract Transactions:
Contract owners’ net payments	9,475	12,243	6,356	6,238
Annuity payments	(241)	(340)	(13)	(9)
Surrenders and other (net)	(13,904)	(20,719)	(1,071)	(918)
Transfers from other divisions or sponsor	100,481	127,015	41,270	32,901
Transfers to other divisions or sponsor	(106,359)	(138,088)	(38,640)	(26,687)

Net increase (decrease) in net assets resulting from contract transactions	(10,548)	(19,889)	7,902	11,525

Net increase (decrease) in net assets	31,615	(128,456)	13,461	3,659

Net Assets:
Beginning of period	159,417	287,873	14,724	11,065

End of period	$191,032	$159,417	$28,185	$14,724

Units issued during the period	104,741	102,439	82,571	53,546
Units redeemed during the period	(109,790)	(112,042)	(68,728)	(38,944)

Net units issued (redeemed) during the period	(5,049)	(9,603)	13,843	14,602

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-14

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$11,547	$10,096	$246	$194
Net realized gains (losses)	4,315	40,227	(1,970)	(1,152)
Net change in unrealized appreciation/depreciation	138,783	(443,621)	5,806	(4,803)

Net increase (decrease) in net assets resulting from operations	154,645	(393,298)	4,082	(5,761)

Contract Transactions:
Contract owners’ net payments	46,437	53,448	5,941	5,209
Annuity payments	(687)	(1,023)	(8)	(8)
Surrenders and other (net)	(48,203)	(68,805)	(1,008)	(796)
Transfers from other divisions or sponsor	344,433	415,967	28,703	22,508
Transfers to other divisions or sponsor	(363,007)	(459,496)	(24,947)	(17,313)

Net increase (decrease) in net assets resulting from contract transactions	(21,027)	(59,909)	8,681	9,600

Net increase (decrease) in net assets	133,618	(453,207)	12,763	3,839

Net Assets:
Beginning of period	634,616	1,087,823	12,146	8,307

End of period	$768,234	$634,616	$24,909	$12,146

Units issued during the period	290,957	258,703	60,333	37,860
Units redeemed during the period	(283,625)	(264,508)	(45,310)	(26,016)

Net units issued (redeemed) during the period	7,332	(5,805)	15,023	11,844

	Domestic Equity Division (a)		Equity Income Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$4,853	$4,612	$2,125	$(1,119)
Net realized gains (losses)	(10,562)	19,852	(5,877)	693
Net change in unrealized appreciation/depreciation	55,051	(137,702)	28,421	(52,491)

Net increase (decrease) in net assets resulting from operations	49,342	(113,238)	24,669	(52,917)

Contract Transactions:
Contract owners’ net payments	15,501	24,566	12,611	16,659
Annuity payments	(189)	(237)	(160)	(238)
Surrenders and other (net)	(12,980)	(16,693)	(6,474)	(8,451)
Transfers from other divisions or sponsor	281,920	359,078	141,447	155,776
Transfers to other divisions or sponsor	(286,614)	(355,409)	(138,298)	(152,284)

Net increase (decrease) in net assets resulting from contract transactions	(2,362)	11,305	9,126	11,462

Net increase (decrease) in net assets	46,980	(101,933)	33,795	(41,455)

Net Assets:
Beginning of period	178,782	280,715	96,621	138,076

End of period	$225,762	$178,782	$130,416	$96,621

Units issued during the period	346,316	356,631	136,901	121,063
Units redeemed during the period	(350,086)	(347,395)	(128,646)	(113,117)

Net units issued (redeemed) during the period	(3,770)	9,236	8,255	7,946

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-15

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$(3,335)	$(4,617)	$1,436	$1,173
Net realized gains (losses)	(42,244)	42,498	2,090	29,361
Net change in unrealized appreciation/depreciation	153,189	(308,007)	51,883	(129,812)

Net increase (decrease) in net assets resulting from operations	107,610	(270,126)	55,409	(99,278)

Contract Transactions:
Contract owners’ net payments	14,302	21,663	10,734	14,547
Annuity payments	(341)	(475)	(183)	(264)
Surrenders and other (net)	(29,958)	(41,700)	(13,880)	(17,478)
Transfers from other divisions or sponsor	112,965	152,075	150,943	192,657
Transfers to other divisions or sponsor	(131,663)	(186,366)	(159,756)	(210,520)

Net increase (decrease) in net assets resulting from contract transactions	(34,695)	(54,803)	(12,142)	(21,058)

Net increase (decrease) in net assets	72,915	(324,929)	43,267	(120,336)

Net Assets:
Beginning of period	374,741	699,670	165,324	285,660

End of period	$447,656	$374,741	$208,591	$165,324

Units issued during the period	80,146	84,214	119,351	122,805
Units redeemed during the period	(87,703)	(95,756)	(127,382)	(133,462)

Net units issued (redeemed) during the period	(7,557)	(11,542)	(8,031)	(10,657)

	Mid Cap Value Division (a)		Small Cap Growth Stock Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$126	$(594)	$(1,033)	$(1,667)
Net realized gains (losses)	(4,772)	(1,238)	(9,067)	36,004
Net change in unrealized appreciation/depreciation	15,281	(22,823)	49,970	(147,804)

Net increase (decrease) in net assets resulting from operations	10,635	(24,655)	39,870	(113,467)

Contract Transactions:
Contract owners’ net payments	5,085	7,163	9,690	14,772
Annuity payments	(24)	(31)	(116)	(172)
Surrenders and other (net)	(3,431)	(4,773)	(10,860)	(15,366)
Transfers from other divisions or sponsor	68,992	85,999	141,598	185,691
Transfers to other divisions or sponsor	(68,593)	(87,474)	(146,225)	(192,241)

Net increase (decrease) in net assets resulting from contract transactions	2,029	884	(5,913)	(7,316)

Net increase (decrease) in net assets	12,664	(23,771)	33,957	(120,783)

Net Assets:
Beginning of period	45,868	69,639	139,178	259,961

End of period	$58,532	$45,868	$173,135	$139,178

Units issued during the period	63,978	59,959	126,102	126,496
Units redeemed during the period	(62,264)	(59,084)	(128,344)	(127,447)

Net units issued (redeemed) during the period	1,714	875	(2,242)	(951)

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-16

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$353	$(60)	$(156)	$(1,119)
Net realized gains (losses)	(1,251)	(894)	3,692	20,083
Net change in unrealized appreciation/depreciation	3,468	(1,839)	33,361	(74,459)

Net increase (decrease) in net assets resulting from operations	2,570	(2,793)	36,897	(55,495)

Contract Transactions:
Contract owners’ net payments	2,493	1,994	14,609	19,451
Annuity payments	(8)	(9)	(83)	(110)
Surrenders and other (net)	(379)	(299)	(9,790)	(12,082)
Transfers from other divisions or sponsor	14,416	13,549	170,281	203,664
Transfers to other divisions or sponsor	(13,122)	(9,859)	(171,878)	(212,134)

Net increase (decrease) in net assets resulting from contract transactions	3,400	5,376	3,139	(1,211)

Net increase (decrease) in net assets	5,970	2,583	40,036	(56,706)

Net Assets:
Beginning of period	7,611	5,028	135,588	192,294

End of period	$13,581	$7,611	$175,624	$135,588

Units issued during the period	26,133	19,898	133,484	132,129
Units redeemed during the period	(20,888)	(13,348)	(131,474)	(133,160)

Net units issued (redeemed) during the period	5,245	6,550	2,010	(1,031)

	International Growth Division		Research International Core Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$(377)	$931	$143	$99
Net realized gains (losses)	(6,952)	22,636	(1,195)	(375)
Net change in unrealized appreciation/depreciation	35,227	(131,566)	5,295	(6,297)

Net increase (decrease) in net assets resulting from operations	27,898	(107,999)	4,243	(6,573)

Contract Transactions:
Contract owners’ net payments	14,002	20,518	3,201	3,668
Annuity payments	(127)	(190)	(9)	(11)
Surrenders and other (net)	(9,746)	(12,391)	(512)	(484)
Transfers from other divisions or sponsor	187,224	236,132	21,574	19,929
Transfers to other divisions or sponsor	(187,760)	(237,494)	(18,458)	(14,902)

Net increase (decrease) in net assets resulting from contract transactions	3,593	6,575	5,796	8,200

Net increase (decrease) in net assets	31,491	(101,424)	10,039	1,627

Net Assets:
Beginning of period	126,300	227,724	11,074	9,447

End of period	$157,791	$126,300	$21,113	$11,074

Units issued during the period	180,055	166,264	38,055	29,097
Units redeemed during the period	(177,241)	(161,701)	(29,364)	(19,583)

Net units issued (redeemed) during the period	2,814	4,563	8,691	9,514

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-17

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	International Equity Division (a)		Emerging Markets Equity Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$22,788	$13,157	$173	$480
Net realized gains (losses)	14,832	106,336	(4,760)	(1,509)
Net change in unrealized appreciation/depreciation	142,629	(584,610)	24,026	(21,579)

Net increase (decrease) in net assets resulting from operations	180,249	(465,117)	19,439	(22,608)

Contract Transactions:
Contract owners’ net payments	49,758	71,571	7,052	8,000
Annuity payments	(563)	(792)	(13)	(18)
Surrenders and other (net)	(43,594)	(63,108)	(2,634)	(1,562)
Transfers from other divisions or sponsor	550,537	649,432	63,590	53,629
Transfers to other divisions or sponsor	(566,905)	(669,589)	(48,966)	(40,934)

Net increase (decrease) in net assets resulting from contract transactions	(10,767)	(12,486)	19,029	19,115

Net increase (decrease) in net assets	169,482	(477,603)	38,468	(3,493)

Net Assets:
Beginning of period	579,276	1,056,879	21,714	25,207

End of period	$748,758	$579,276	$60,182	$21,714

Units issued during the period	356,526	322,098	98,677	67,675
Units redeemed during the period	(353,866)	(316,863)	(73,098)	(48,610)

Net units issued (redeemed) during the period	2,660	5,235	25,579	19,065

	Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$(904)	$5,873	$856	$469
Net realized gains (losses)	1	77	170	3
Net change in unrealized appreciation/depreciation	—	—	303	(347)

Net increase (decrease) in net assets resulting from operations	(903)	5,950	1,329	125

Contract Transactions:
Contract owners’ net payments	82,409	96,507	7,385	3,609
Annuity payments	(224)	(245)	(34)	(14)
Surrenders and other (net)	(83,093)	(77,558)	(1,701)	(1,203)
Transfers from other divisions or sponsor	235,059	360,330	43,762	24,163
Transfers to other divisions or sponsor	(295,825)	(261,846)	(29,127)	(17,885)

Net increase (decrease) in net assets resulting from contract transactions	(61,674)	117,188	20,285	8,670

Net increase (decrease) in net assets	(62,577)	123,138	21,614	8,795

Net Assets:
Beginning of period	416,672	293,534	14,567	5,772

End of period	$354,095	$416,672	$36,181	$14,567

Units issued during the period	173,747	235,826	47,753	26,786
Units redeemed during the period	(197,670)	(180,962)	(29,122)	(18,614)

Net units issued (redeemed) during the period	(23,923)	54,864	18,631	8,172

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-18

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$35,120	$33,375	$(479)	$564
Net realized gains (losses)	757	(1,016)	6,772	792
Net change in unrealized appreciation/depreciation	31,483	(14,375)	(10,811)	5,498

Net increase (decrease) in net assets resulting from operations	67,360	17,984	(4,518)	6,854

Contract Transactions:
Contract owners’ net payments	75,931	89,251	10,093	9,145
Annuity payments	(1,258)	(1,114)	(40)	(14)
Surrenders and other (net)	(62,265)	(73,294)	(3,419)	(2,000)
Transfers from other divisions or sponsor	1,004,123	1,104,323	78,187	76,479
Transfers to other divisions or sponsor	(1,005,332)	(1,191,919)	(84,527)	(46,280)

Net increase (decrease) in net assets resulting from contract transactions	11,199	(72,753)	294	37,330

Net increase (decrease) in net assets	78,559	(54,769)	(4,224)	44,184

Net Assets:
Beginning of period	842,533	897,302	52,264	8,080

End of period	$921,092	$842,533	$48,040	$52,264

Units issued during the period	356,384	391,350	75,097	79,036
Units redeemed during the period	(345,923)	(412,123)	(75,165)	(46,001)

Net units issued (redeemed) during the period	10,461	(20,773)	(68)	33,035

	Inflation Protection Division (a)		High Yield Bond Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$1,008	$1,092	$13,678	$13,015
Net realized gains (losses)	(359)	19	(5,107)	(6,538)
Net change in unrealized appreciation/depreciation	3,868	(2,652)	53,698	(50,125)

Net increase (decrease) in net assets resulting from operations	4,517	(1,541)	62,269	(43,648)

Contract Transactions:
Contract owners’ net payments	12,459	8,028	12,342	14,680
Annuity payments	(57)	(22)	(247)	(277)
Surrenders and other (net)	(2,785)	(2,146)	(14,224)	(14,645)
Transfers from other divisions or sponsor	75,756	60,876	179,440	191,420
Transfers to other divisions or sponsor	(58,714)	(36,654)	(184,510)	(206,766)

Net increase (decrease) in net assets resulting from contract transactions	26,659	30,082	(7,199)	(15,588)

Net increase (decrease) in net assets	31,176	28,541	55,070	(59,236)

Net Assets:
Beginning of period	38,368	9,827	147,164	206,400

End of period	$69,544	$38,368	$202,234	$147,164

Units issued during the period	81,908	65,661	108,614	117,909
Units redeemed during the period	(57,839)	(38,218)	(112,130)	(125,849)

Net units issued (redeemed) during the period	24,069	27,443	(3,516)	(7,940)

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-19

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Multi-Sector Bond Division (a)		Balanced Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$1,513	$2,431	$55,922	$3,063
Net realized gains (losses)	640	(356)	(84,175)	530,434
Net change in unrealized appreciation/depreciation	8,593	(5,534)	328,427	(1,058,413)

Net increase (decrease) in net assets resulting from operations	10,746	(3,459)	300,174	(524,916)

Contract Transactions:
Contract owners’ net payments	14,328	14,949	57,626	83,312
Annuity payments	(47)	(13)	(4,943)	(5,867)
Surrenders and other (net)	(3,203)	(2,740)	(126,055)	(174,091)
Transfers from other divisions or sponsor	92,330	65,045	234,170	288,157
Transfers to other divisions or sponsor	(76,470)	(54,699)	(293,158)	(392,814)

Net increase (decrease) in net assets resulting from contract transactions	26,938	22,542	(132,360)	(201,303)

Net increase (decrease) in net assets	37,684	19,083	167,814	(726,219)

Net Assets:
Beginning of period	41,412	22,329	1,601,983	2,328,202

End of period	$79,096	$41,412	$1,769,797	$1,601,983

Units issued during the period	105,212	84,136	125,428	133,488
Units redeemed during the period	(79,623)	(61,962)	(137,828)	(166,578)

Net units issued (redeemed) during the period	25,589	22,174	(12,400)	(33,090)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$3,322	$4,075	$(776)	$(1,369)
Net realized gains (losses)	(8,037)	20,042	(6,437)	27,461
Net change in unrealized appreciation/depreciation	43,115	(100,425)	62,375	(118,274)

Net increase (decrease) in net assets resulting from operations	38,400	(76,308)	55,162	(92,182)

Contract Transactions:
Contract owners’ net payments	9,205	19,849	20,914	28,305
Annuity payments	(507)	(626)	(84)	(117)
Surrenders and other (net)	(15,321)	(17,034)	(10,589)	(12,599)
Transfers from other divisions or sponsor	89,701	126,000	210,751	235,810
Transfers to other divisions or sponsor	(97,695)	(136,568)	(211,137)	(233,771)

Net increase (decrease) in net assets resulting from contract transactions	(14,617)	(8,379)	9,855	17,628

Net increase (decrease) in net assets	23,783	(84,687)	65,017	(74,554)

Net Assets:
Beginning of period	163,261	247,948	142,591	217,145

End of period	$187,044	$163,261	$207,608	$142,591

Units issued during the period	95,281	120,679	132,418	127,206
Units redeemed during the period	(108,952)	(129,427)	(127,713)	(118,850)

Net units issued (redeemed) during the period	(13,671)	(8,748)	4,705	8,356

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-20

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$286	$107	$102	$94
Net realized gains (losses)	(5,457)	(1,609)	(767)	166
Net change in unrealized appreciation/depreciation	25,018	(25,260)	2,448	(2,945)

Net increase (decrease) in net assets resulting from operations	19,847	(26,762)	1,783	(2,685)

Contract Transactions:
Contract owners’ net payments	14,717	17,286	1,323	1,887
Annuity payments	(15)	(11)	(2)	(2)
Surrenders and other (net)	(3,337)	(2,838)	(253)	(211)
Transfers from other divisions or sponsor	93,808	83,448	9,827	8,470
Transfers to other divisions or sponsor	(86,465)	(59,867)	(8,471)	(6,370)

Net increase (decrease) in net assets resulting from contract transactions	18,708	38,018	2,424	3,774

Net increase (decrease) in net assets	38,555	11,256	4,207	1,089

Net Assets:
Beginning of period	45,971	34,715	4,882	3,793

End of period	$84,526	$45,971	$9,089	$4,882

Units issued during the period	156,092	120,407	16,954	12,559
Units redeemed during the period	(129,329)	(78,920)	(13,505)	(8,278)

Net units issued (redeemed) during the period	26,763	41,487	3,449	4,281

	Russell Multi-Style Equity Division		Russell Aggressive Equity Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$590	$935	$(213)	$(71)
Net realized gains (losses)	(5,333)	2,689	(6,928)	(2,759)
Net change in unrealized appreciation/depreciation	38,827	(87,876)	21,569	(36,402)

Net increase (decrease) in net assets resulting from operations	34,084	(84,252)	14,428	(39,232)

Contract Transactions:
Contract owners’ net payments	6,712	12,962	3,167	5,444
Annuity payments	(149)	(269)	(54)	(93)
Surrenders and other (net)	(9,249)	(12,390)	(4,250)	(5,695)
Transfers from other divisions or sponsor	203,508	274,625	73,155	98,627
Transfers to other divisions or sponsor	(209,829)	(277,569)	(75,489)	(102,251)

Net increase (decrease) in net assets resulting from contract transactions	(9,007)	(2,641)	(3,471)	(3,968)

Net increase (decrease) in net assets	25,077	(86,893)	10,957	(43,200)

Net Assets:
Beginning of period	121,435	208,328	50,448	93,648

End of period	$146,512	$121,435	$61,405	$50,448

Units issued during the period	317,347	333,503	81,667	82,411
Units redeemed during the period	(331,133)	(335,575)	(84,926)	(85,033)

Net units issued (redeemed) during the period	(13,786)	(2,072)	(3,259)	(2,622)

The Accompanying Notes are an Integral Part of the Financial Statements.	F-21

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Russell Non-U.S. Division		Russell Real Estate Securities Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$2,461	$(1,537)	$7,470	$2,597
Net realized gains (losses)	(4,606)	5,192	(11,777)	1,236
Net change in unrealized appreciation/depreciation	31,479	(92,865)	65,537	(113,064)

Net increase (decrease) in net assets resulting from operations	29,334	(89,210)	61,230	(109,231)

Contract Transactions:
Contract owners’ net payments	9,100	14,711	19,800	28,406
Annuity payments	(123)	(218)	(206)	(276)
Surrenders and other (net)	(9,023)	(12,022)	(13,778)	(20,205)
Transfers from other divisions or sponsor	205,902	260,287	293,116	357,141
Transfers to other divisions or sponsor	(209,945)	(264,430)	(287,755)	(364,965)

Net increase (decrease) in net assets resulting from contract transactions	(4,089)	(1,672)	11,177	101

Net increase (decrease) in net assets	25,245	(90,882)	72,407	(109,130)

Net Assets:
Beginning of period	119,368	210,250	191,785	300,915

End of period	$144,613	$119,368	$264,192	$191,785

Units issued during the period	238,737	231,979	177,600	146,849
Units redeemed during the period	(242,701)	(231,863)	(169,873)	(145,526)

Net units issued (redeemed) during the period	(3,964)	116	7,727	1,323

	Russell Core Bond Division		Russell LifePoints Moderate Strategy Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$7,233	$6,552	$834	$315
Net realized gains (losses)	(416)	311	(1,618)	(766)
Net change in unrealized appreciation/depreciation	18,831	(17,100)	5,362	(3,753)

Net increase (decrease) in net assets resulting from operations	25,648	(10,237)	4,578	(4,204)

Contract Transactions:
Contract owners’ net payments	15,415	22,878	6,190	6,387
Annuity payments	(371)	(430)	(67)	(36)
Surrenders and other (net)	(13,784)	(18,563)	(2,215)	(993)
Transfers from other divisions or sponsor	316,851	388,340	27,630	34,139
Transfers to other divisions or sponsor	(322,815)	(416,145)	(20,674)	(24,461)

Net increase (decrease) in net assets resulting from contract transactions	(4,704)	(23,920)	10,864	15,036

Net increase (decrease) in net assets	20,944	(34,157)	15,442	10,832

Net Assets:
Beginning of period	187,831	221,988	18,938	8,106

End of period	$208,775	$187,831	$34,380	$18,938

Units issued during the period	221,741	286,510	38,003	42,463
Units redeemed during the period	(225,642)	(303,978)	(26,598)	(27,915)

Net units issued (redeemed) during the period	(3,901)	(17,468)	11,405	14,548

The Accompanying Notes are an Integral Part of the Financial Statements.	F-22

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Russell LifePoints Balanced Strategy Division		Russell LifePoints Growth Strategy Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$1,860	$943	$740	$319
Net realized gains (losses)	(4,746)	(1,022)	(1,920)	38
Net change in unrealized appreciation/depreciation	20,001	(18,881)	12,647	(15,969)

Net increase (decrease) in net assets resulting from operations	17,115	(18,960)	11,467	(15,612)

Contract Transactions:
Contract owners’ net payments	22,911	26,987	13,707	16,267
Annuity payments	(60)	(55)	(43)	(132)
Surrenders and other (net)	(4,922)	(3,320)	(2,351)	(991)
Transfers from other divisions or sponsor	46,413	52,956	27,036	31,665
Transfers to other divisions or sponsor	(37,496)	(34,140)	(24,025)	(24,343)

Net increase (decrease) in net assets resulting from contract transactions	26,846	42,428	14,324	22,466

Net increase (decrease) in net assets	43,961	23,468	25,791	6,854

Net Assets:
Beginning of period	58,469	35,001	34,314	27,460

End of period	$102,430	$58,469	$60,105	$34,314

Units issued during the period	89,018	93,054	57,423	55,444
Units redeemed during the period	(56,986)	(48,299)	(37,589)	(30,472)

Net units issued (redeemed) during the period	32,032	44,755	19,834	24,972

	Russell LifePoints Equity Growth Strategy Division
	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$82	$(32)
Net realized gains (losses)	(2,138)	(201)
Net change in unrealized appreciation/depreciation	6,220	(6,637)

Net increase (decrease) in net assets resulting from operations	4,164	(6,870)

Contract Transactions:
Contract owners’ net payments	3,049	6,047
Annuity payments	(13)	(11)
Surrenders and other (net)	(527)	(1,250)
Transfers from other divisions or sponsor	7,930	9,614
Transfers to other divisions or sponsor	(8,037)	(7,111)

Net increase (decrease) in net assets resulting from contract transactions	2,402	7,289

Net increase (decrease) in net assets	6,566	419

Net Assets:
Beginning of period	12,444	12,025

End of period	$19,010	$12,444

Units issued during the period	17,601	19,586
Units redeemed during the period	(13,827)	(10,757)

Net units issued (redeemed) during the period	3,774	8,829

The Accompanying Notes are an Integral Part of the Financial Statements.	F-23

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

1.	Organization

NML Variable Annuity Account B (the “Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund individual flexible premium variable annuity contracts (“contracts”) for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge up to 6%; and Fee Based contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940.

Effective April 30, 2008, the following Divisions of the Account were renamed:

Old Name	New Name
Janus Capital Appreciation Division	Focused Appreciation Division
Capital Guardian Large Cap Blend Division	Large Cap Blend Division
American Century Large Company Value Division	Large Company Value Division
Capital Guardian Domestic Equity Division	Domestic Equity Division
T. Rowe Price Equity Income Division	Equity Income Division
AllianceBernstein Mid Cap Value Division	Mid Cap Value Division
T. Rowe Price Small Cap Value Division	Small Cap Value Division
MFS Research International Core Division	Research International Core Division
Franklin Templeton International Equity Division	International Equity Division
MFS Emerging Markets Equity Division	Emerging Markets Equity Division
PIMCO Long-Term U.S. Government Bond Division	Long-Term U.S. Government Bond Division
American Century Inflation Protection Division	Inflation Protection Division
PIMCO Multi-Sector Bond Division	Multi-Sector Bond Division

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2009, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification. Level 1 securities are valued at unadjusted fair value as determined by quoted prices in active markets for identical securities.

C.	Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. Any contract dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

D.

Due to Participants – Upon notification of death of the contract owner or maturity of a contract, a liability is recorded and is included in due to participants in the accompanying financial statements. This liability is

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

identified as Level 2 for valuation purposes under the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification. Level 2 liabilities are valued at fair value based on significant observable inputs other than quoted prices in active markets for identical liabilities.

E.	Annuity Reserves – Annuity reserves are based on published annuity tables with age adjustment and interest based on actual investment experience or assumed investment rates of 3.5% or 5%.

F.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2009 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$13,166	$31,559
Focused Appreciation	22,080	9,508
Large Cap Core Stock	13,195	22,597
Large Cap Blend	9,268	1,297
Index 500 Stock	87,730	78,369
Large Company Value	10,278	1,356
Domestic Equity	23,523	21,220
Equity Income	18,942	7,900
Mid Cap Growth Stock	16,915	54,089
Index 400 Stock	20,422	24,440
Mid Cap Value	6,662	3,991
Small Cap Growth Stock	10,801	17,762
Index 600 Stock	4,238	453
Small Cap Value	21,840	13,731
International Growth	15,793	12,553
Research International Core	6,530	611
International Equity	94,940	70,523
Emerging Markets Equity	22,106	2,931
Money Market	95,429	158,083
Short-Term Bond	23,260	1,997
Select Bond	126,857	81,682
Long-Term U.S. Government Bond	16,254	10,751
Inflation Protection	31,196	3,597
High Yield Bond	29,057	22,513
Multi-Sector Bond	33,354	3,840
Balanced	139,812	217,594
Asset Allocation	16,150	27,817
Fidelity VIP Mid Cap	23,856	13,691
Fidelity VIP Contrafund	23,029	4,010
Neuberger Berman AMT Socially Responsive	2,990	463
Russell Multi-Style Equity	9,108	17,909
Russell Aggressive Equity	$3,607	$7,400
Russell Non-U.S.	13,802	15,382
Russell Real Estate Securities	33,712	14,452
Russell Core Bond	27,969	22,735
Russell LifePoints Moderate Strategy	14,295	2,059
Russell LifePoints Balanced Strategy	35,919	7,182

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

Division	Purchases	Sales
Russell LifePoints Growth Strategy	18,577	3,339
Russell LifePoints Equity Growth Strategy	3,647	1,042

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 0.75% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1.50% annual rate.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks on accumulation units is determined daily at annual rates of 0.40% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50%, respectively.

For contracts issued on or after March 31, 2000, for the Front-Load version and the Back Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.50% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. Under the terms of the back load version of the contract, the net assets may be subject to the deduction for the front load version of the contract after the withdrawal charge period. Rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50% for the Front-Load version and the Back Load version, respectively. For Front Load and Back Load version contracts purchased before April 30, 2008, the current mortality and expense risk charges will not be increased before May 1, 2012.

For Fee Based contracts issued on or after December 31, 2000, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75%. For Fee Based contracts purchased before April 30, 2007, the current mortality and expense risk charges will not be increased before May 1, 2011.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

5.	Subsequent Events

Management has evaluated events subsequent to December 31, 2009 through February 18, 2010, the date these financial statements were available to be issued. Based on this evaluation, no events have occurred subsequent to December 31, 2009 that require disclosure or adjustment to the financial statements at that date or for the period then ended.

6.	Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)
Growth Stock
Year Ended 12/31/09	133,539	$0.816297 To $2.611556	$244,653	1.14%	0.35% to 1.25%	35.47% to 36.69%
Year Ended 12/31/08	142,036	$0.598090 to $1.918211	$197,483	1.05%	0.35% to 1.25%	(39.62)% to (39.07)%
Year Ended 12/31/07	152,332	$0.983146 to $3.161031	$358,069	0.89%	0.35% to 1.25%	7.83% to 8.81%
Year Ended 12/31/06	166,209	$0.904890 to $2.916699	$364,633	0.76%	0.35% to 1.25%	8.21% to 9.19%
Year Ended 12/31/05	170,577	$0.829993 to $2.681914	$360,468	1.05%	0.35% to 1.25%	6.38% to 7.34%
Focused Appreciation
Year Ended 12/31/09	90,703	$1.756290 to $1.864749	$163,467	0.00%	0.35% to 1.25%	40.71% to 41.98%
Year Ended 12/31/08	82,172	$1.248176 to $1.313419	$104,933	0.35%	0.35% to 1.25%	(40.76)% to (40.22)%
Year Ended 12/31/07	65,492	$2.106906 to $2.197094	$140,752	0.04%	0.35% to 1.25%	25.26% to 26.39%
Year Ended 12/31/06	49,176	$1.682068 to $1.738315	$84,256	0.44%	0.35% to 1.25%	3.58% to 4.52%
Year Ended 12/31/05	32,378	$1.623859 to $1.663190	$53,274	0.20%	0.35% to 1.25%	15.55% to 16.59%
Large Cap Core Stock
Year Ended 12/31/09	118,939	$0.787690 to $2.085413	$191,032	1.83%	0.35% to 1.25%	27.73% to 28.88%
Year Ended 12/31/08	123,988	$0.612094 to $1.624552	$159,417	1.61%	0.35% to 1.25%	(39.50)% to (38.96)%
Year Ended 12/31/07	133,591	$1.004227 to $2.671949	$287,873	1.14%	0.35% to 1.25%	7.76% to 8.74%
Year Ended 12/31/06	138,596	$0.924940 to $2.467131	$282,936	1.08%	0.35% to 1.25%	10.12% to 11.11%
Year Ended 12/31/05	140,199	$0.833720 to $2.229337	$268,827	1.30%	0.35% to 1.25%	7.12% to 8.08%
Large Cap Blend (1)
Year Ended 12/31/09	40,331	$0.688193 to $0.704978	$28,185	1.23%	0.35% to 1.25%	25.82% to 26.96%
Year Ended 12/31/08	26,488	$0.546962 to $0.555297	$14,724	1.32%	0.35% to 1.25%	(40.99)% to (40.46)%
Year Ended 12/31/07	11,886	$0.926940 to $0.932619	$11,065	0.93%	0.35% to 1.25%	(7.30)% to (6.74)%
Index 500 Stock
Year Ended 12/31/09	309,150	$0.843770 to $4.328675	$768,234	2.81%	0.35% to 1.25%	24.83% to 25.95%
Year Ended 12/31/08	301,818	$0.670905 to $3.450407	$634,616	2.25%	0.35% to 1.25%	(37.73)% to (37.16)%
Year Ended 12/31/07	307,623	$1.069283 to $5.512984	$1,087,823	1.62%	0.35% to 1.25%	4.11% to 5.06%
Year Ended 12/31/06	310,424	$1.019334 to $5.268640	$1,102,736	1.60%	0.35% to 1.25%	14.19% to 15.22%
Year Ended 12/31/05	317,806	$0.886007 to $4.590845	$1,034,273	1.75%	0.35% to 1.25%	3.43% to 4.36%
Large Company Value (1)
Year Ended 12/31/09	35,695	$0.688889 to $0.705724	$24,909	2.27%	0.35% to 1.25%	19.20% to 20.28%
Year Ended 12/31/08	20,672	$0.577921 to $0.586742	$12,146	2.44%	0.35% to 1.25%	(38.02)% to (37.45)%
Year Ended 12/31/07	8,828	$0.932366 to $0.938079	$8,307	2.11%	0.35% to 1.25%	(6.75)% to (6.19)%
Domestic Equity
Year Ended 12/31/09	211,689	$1.023538 to $1.104003	$225,762	3.49%	0.35% to 1.25%	27.92% to 29.07%
Year Ended 12/31/08	215,459	$0.800161 to $0.855358	$178,782	2.91%	0.35% to 1.25%	(39.26)% to (38.71)%
Year Ended 12/31/07	206,223	$1.317376 to $1.395608	$280,715	1.43%	0.35% to 1.25%	(7.50)% to (6.66)%
Year Ended 12/31/06	177,765	$1.424141 to $1.495151	$261,070	0.00%	0.35% to 1.25%	15.12% to 16.16%
Year Ended 12/31/05	134,350	$1.237056 to $1.287166	$169,447	1.91%	0.35% to 1.25%	6.71% to 7.67%
Equity Income
Year Ended 12/31/09	93,383	$1.342833 to $1.425776	$130,416	2.93%	0.35% to 1.25%	23.04% to 24.15%
Year Ended 12/31/08	85,128	$1.091416 to $1.148461	$96,621	0.03%	0.35% to 1.25%	(36.61)% to (36.03)%
Year Ended 12/31/07	77,182	$1.721722 to $1.795424	$138,076	2.14%	0.35% to 1.25%	1.97% to 2.89%
Year Ended 12/31/06	57,961	$1.688469 to $1.744928	$101,503	1.83%	0.35% to 1.25%	17.68% to 18.74%
Year Ended 12/31/05	41,726	$1.434821 to $1.469591	$61,034	1.83%	0.35% to 1.25%	2.90% to 3.82%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)
Mid Cap Growth Stock
Year Ended 12/31/09	135,778	$0.821144 to $5.329531	$447,656	0.28%	0.35% to 1.25%	30.46% to 31.63%(3)
Year Ended 12/31/08	143,335	$0.624751 to $4.064928	$374,741	0.30%	0.35% to 1.25%	(40.83)% to (40.29)%
Year Ended 12/31/07	154,877	$1.047939 to $6.835316	$699,670	0.75%	0.35% to 1.25%	19.19% to 20.27%
Year Ended 12/31/06	168,944	$0.872601 to $5.705905	$659,304	0.13%	0.35% to 1.25%	3.11% to 4.04%
Year Ended 12/31/05	185,752	$0.839995 to $5.506309	$720,485	0.05%	0.35% to 1.25%	4.82% to 5.77%
Index 400 Stock
Year Ended 12/31/09	119,456	$1.537149 to $1.967340	$208,591	1.82%	0.35% to 1.25%	35.30% to 36.52%
Year Ended 12/31/08	127,487	$1.127625 to $1.441782	$165,324	1.54%	0.35% to 1.25%	(37.07)% to (36.50)%
Year Ended 12/31/07	138,144	$1.778444 to $2.271681	$285,660	1.23%	0.35% to 1.25%	6.58% to 7.55%
Year Ended 12/31/06	142,755	$1.656125 to $2.113326	$277,390	1.07%	0.35% to 1.25%	8.68% to 9.66%
Year Ended 12/31/05	144,810	$1.512499 to $1.928160	$259,212	0.77%	0.35% to 1.25%	10.98% to 11.98%
Mid Cap Value
Year Ended 12/31/09	40,652	$1.402378 to $1.488989	$58,532	1.21%	0.35% to 1.25%	21.71% to 22.81%
Year Ended 12/31/08	38,938	$1.152226 to $1.212458	$45,868	0.00%	0.35% to 1.25%	(35.88)% to (35.30)%
Year Ended 12/31/07	38,063	$1.796945 to $1.873865	$69,639	0.81%	0.35% to 1.25%	(1.41)% to (0.51)%
Year Ended 12/31/06	28,340	$1.822606 to $1.883538	$52,469	1.28%	0.35% to 1.25%	13.08% to 14.09%
Year Ended 12/31/05	21,558	$1.611849 to $1.650893	$35,219	0.65%	0.35% to 1.25%	4.15% to 5.09%
Small Cap Growth Stock
Year Ended 12/31/09	105,728	$1.012887 to $2.258753	$173,135	0.29%	0.35% to 1.25%	29.55% to 30.71%
Year Ended 12/31/08	107,970	$0.774891 to $1.728904	$139,178	0.17%	0.35% to 1.25%	(44.57)% to (44.07)%
Year Ended 12/31/07	108,921	$1.385379 to $3.092578	$259,961	0.08%	0.35% to 1.25%	8.18% to 9.16%
Year Ended 12/31/06	114,581	$1.269179 to $2.834618	$256,454	0.00%	0.35% to 1.25%	5.36% to 6.31%
Year Ended 12/31/05	112,059	$1.193857 to $2.667734	$243,675	0.00%	0.35% to 1.25%	9.81% to 10.79%
Index 600 Stock (1)
Year Ended 12/31/09	17,047	$0.782515 to $0.801617	$13,581	4.53%	0.35% to 1.25%	23.62% to 24.73%
Year Ended 12/31/08	11,802	$0.633010 to $0.642663	$7,611	0.00%	0.35% to 1.25%	(32.16)% to (31.55)%
Year Ended 12/31/07	5,252	$0.933101 to $0.938826	$5,028	0.00%	0.35% to 1.25%	(6.68)% to (6.11)%
Small Cap Value
Year Ended 12/31/09	102,488	$1.662307 to $1.792926	$175,624	0.86%	0.35% to 1.25%	26.59% to 27.73%
Year Ended 12/31/08	100,478	$1.313119 to $1.403637	$135,588	0.35%	0.35% to 1.25%	(29.03)% to (28.39)%
Year Ended 12/31/07	101,509	$1.850222 to $1.959983	$192,294	0.42%	0.35% to 1.25%	(2.07)% to (1.18)%
Year Ended 12/31/06	94,302	$1.889257 to $1.983334	$181,999	0.23%	0.35% to 1.25%	15.11% to 16.15%
Year Ended 12/31/05	80,906	$1.641244 to $1.707618	$135,156	0.31%	0.35% to 1.25%	5.89% to 6.84%
International Growth
Year Ended 12/31/09	117,750	$1.292776 to $1.394365	$157,791	0.67%	0.35% to 1.25%	21.64% to 22.73%
Year Ended 12/31/08	114,936	$1.062818 to $1.136109	$126,300	1.50%	0.35% to 1.25%	(46.86)% to (46.38)%
Year Ended 12/31/07	110,373	$1.999925 to $2.118626	$227,724	0.81%	0.35% to 1.25%	11.22% to 12.22%
Year Ended 12/31/06	97,860	$1.798235 to $1.887847	$181,477	0.20%	0.35% to 1.25%	19.97% to 21.05%
Year Ended 12/31/05	72,763	$1.498861 to $1.559523	$111,164	1.24%	0.35% to 1.25%	16.54% to 17.59%
Research International Core (1)
Year Ended 12/31/09	27,137	$0.766928 to $0.785653	$21,113	1.80%	0.35% to 1.25%	29.20% to 30.37%
Year Ended 12/31/08	18,446	$0.593588 to $0.602638	$11,074	1.70%	0.35% to 1.25%	(43.25)% to (42.74)%
Year Ended 12/31/07	8,932	$1.046028 to $1.052433	$9,447	1.34%	0.35% to 1.25%	4.61% to 5.25%
International Equity
Year Ended 12/31/09	305,333	$1.453155 to $3.357679	$748,758	4.65%	0.35% to 1.25%	31.46% to 32.65%(3)
Year Ended 12/31/08	302,673	$1.095512 to $2.541401	$579,276	2.67%	0.35% to 1.25%	(44.48)% to (43.98)%
Year Ended 12/31/07	297,438	$1.955614 to $4.554870	$1,056,879	1.84%	0.35% to 1.25%	16.59% to 17.65%
Year Ended 12/31/06	279,075	$1.662262 to $3.887138	$869,804	1.70%	0.35% to 1.25%	29.28% to 30.44%
Year Ended 12/31/05	255,999	$1.274348 to $2.991857	$634,347	1.75%	0.35% to 1.25%	10.14% to 11.13%
Emerging Markets Equity (1)
Year Ended 12/31/09	64,884	$0.916732 to $0.939087	$60,182	1.35%	0.35% to 1.25%	67.63% to 69.14%
Year Ended 12/31/08	39,305	$0.546886 to $0.555222	$21,714	2.54%	0.35% to 1.25%	(55.78)% to (55.38)%
Year Ended 12/31/07	20,240	$1.236747 to $1.244312	$25,207	0.52%	0.35% to 1.25%	23.69% to 24.43%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)
Money Market
Year Ended 12/31/09	164,696	$1.274727 to $3.484553	$354,095	0.78%	0.35% to 1.25%	(0.49)% to 0.41%(3)
Year Ended 12/31/08	188,619	$1.270343 to $3.484273	$416,672	2.62%	0.35% to 1.25%	1.48% to 2.40%
Year Ended 12/31/07	133,755	$1.240571 to $3.416215	$293,534	5.13%	0.35% to 1.25%	3.97% to 4.91%
Year Ended 12/31/06	108,497	$1.182475 to $3.269294	$236,772	4.74%	0.35% to 1.25%	3.56% to 4.49%
Year Ended 12/31/05	92,906	$1.131639 to $3.141208	$201,838	2.95%	0.35% to 1.25%	1.71% to 2.63%
Short-Term Bond (1)
Year Ended 12/31/09	32,418	$1.098062 to $1.124797	$36,181	4.17%	0.35% to 1.25%	5.89% to 6.85%
Year Ended 12/31/08	13,787	$1.036955 to $1.052716	$14,567	4.97%	0.35% to 1.25%	1.44% to 2.35%
Year Ended 12/31/07	5,615	$1.022274 to $1.028506	$5,772	5.37%	0.35% to 1.25%	2.24% to 2.85%
Select Bond
Year Ended 12/31/09	243,174	$1.796322 to $13.636697	$921,092	5.02%	0.35% to 1.25%	8.01% to 8.99%
Year Ended 12/31/08	232,713	$1.650650 to $12.561982	$842,533	4.67%	0.35% to 1.25%	1.97% to 2.89%
Year Ended 12/31/07	253,486	$1.606628 to $12.257484	$897,302	3.99%	0.35% to 1.25%	5.07% to 6.02%
Year Ended 12/31/06	212,625	$1.516531 to $11.608006	$744,182	3.66%	0.35% to 1.25%	2.46% to 3.38%
Year Ended 12/31/05	168,714	$1.466954 to $11.273136	$622,741	3.42%	0.35% to 1.25%	0.95% to 1.86%
Long-Term U.S Government Bond (1)
Year Ended 12/31/09	40,515	$1.168325 to $1.196794	$48,040	0.03%	0.35% to 1.25%	(8.14)% to (7.31)%
Year Ended 12/31/08	40,583	$1.271820 to $1.291153	$52,264	2.95%	0.35% to 1.25%	19.26% to 20.34%
Year Ended 12/31/07	7,548	$1.066436 to $1.072953	$8,080	4.30%	0.35% to 1.25%	6.65% to 7.30%
Inflation Protection (1)
Year Ended 12/31/09	60,761	$1.120557 to $1.147858	$69,544	2.71%	0.35% to 1.25%	8.62% to 9.60%
Year Ended 12/31/08	36,692	$1.031635 to $1.047325	$38,368	4.82%	0.35% to 1.25%	(2.61)% to (1.73)%
Year Ended 12/31/07	9,249	$1.059280 to $1.065745	$9,827	5.15%	0.35% to 1.25%	5.94% to 6.58%
High Yield Bond
Year Ended 12/31/09	89,479	$1.781106 to $2.676517	$202,234	8.76%	0.35% to 1.25%	43.59% to 44.88%
Year Ended 12/31/08	92,995	$1.231169 to $1.854701	$147,164	8.13%	0.35% to 1.25%	(22.33)% to (21.62)%
Year Ended 12/31/07	100,935	$1.573219 to $2.375895	$206,400	6.16%	0.35% to 1.25%	1.10% to 2.02%
Year Ended 12/31/06	95,929	$1.544440 to $2.338260	$195,079	6.57%	0.35% to 1.25%	8.42% to 9.39%
Year Ended 12/31/05	89,781	$1.413965 to $2.146008	$170,738	6.58%	0.35% to 1.25%	0.14% to 1.03%
Multi-Sector Bond (1)
Year Ended 12/31/09	69,961	$1.111473 to $1.138547	$79,096	3.46%	0.35% to 1.25%	20.56% to 21.65%
Year Ended 12/31/08	44,372	$0.921898 to $0.935931	$41,412	7.35%	0.35% to 1.25%	(8.02)% to (7.19)%
Year Ended 12/31/07	22,198	$1.002320 to $1.008445	$22,329	5.17%	0.35% to 1.25%	0.24% to 0.85%
Balanced
Year Ended 12/31/09	353,000	$1.208357 to $9.837658	$1,769,797	4.56%	0.35% to 1.25%	19.93% to 21.01%
Year Ended 12/31/08	365,400	$1.000063 to $8.162059	$1,601,983	1.30%	0.35% to 1.25%	(23.69)% to (23.00)%
Year Ended 12/31/07	398,490	$1.300669 to $10.641985	$2,328,202	3.04%	0.35% to 1.25%	4.83% to 5.78%
Year Ended 12/31/06	418,640	$1.231506 to $10.101237	$2,380,333	2.86%	0.35% to 1.25%	9.05% to 10.03%
Year Ended 12/31/05	442,202	$1.120868 to $9.216522	$2,360,699	2.66%	0.35% to 1.25%	2.31% to 3.23%
Asset Allocation
Year Ended 12/31/09	149,288	$1.199154 to $1.293411	$187,044	2.99%	0.35% to 1.25%	25.51% to 26.65%
Year Ended 12/31/08	162,959	$0.955398 to $1.021282	$163,261	2.94%	0.35% to 1.25%	(31.00)% to (30.37)%
Year Ended 12/31/07	171,707	$1.384559 to $1.466752	$247,948	2.25%	0.35% to 1.25%	8.03% to 9.01%
Year Ended 12/31/06	174,372	$1.281584 to $1.345472	$232,968	1.82%	0.35% to 1.25%	8.56% to 9.53%
Year Ended 12/31/05	164,774	$1.180583 to $1.228390	$201,054	1.41%	0.35% to 1.25%	5.67% to 6.62%
Fidelity VIP Mid Cap
Year Ended 12/31/09	97,074	$2.083395 to $2.212046	$207,608	0.48%	0.35% to 1.25%	38.02% to 39.26%
Year Ended 12/31/08	92,369	$1.509505 to $1.588398	$142,591	0.25%	0.35% to 1.25%	(40.36)% to (39.82)%
Year Ended 12/31/07	84,013	$2.530987 to $2.639341	$217,145	0.48%	0.35% to 1.25%	13.90% to 14.93%
Year Ended 12/31/06	70,124	$2.222115 to $2.296424	$158,895	0.15%	0.35% to 1.25%	11.01% to 12.01%
Year Ended 12/31/05	46,885	$2.001683 to $2.050180	$95,468	0.00%	0.35% to 1.25%	16.56% to 17.60%
Fidelity VIP Contrafund (1)
Year Ended 12/31/09	99,357	$0.839369 to $0.859849	$84,526	1.31%	0.35% to 1.25%	33.79% to 34.99%
Year Ended 12/31/08	72,594	$0.627398 to $0.636958	$45,971	1.08%	0.35% to 1.25%	(43.40)% to (42.89)%
Year Ended 12/31/07	31,107	$1.108565 to $1.115338	$34,715	1.30%	0.35% to 1.25%	10.87% to 11.54%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)
Neuberger Berman AMT Socially Responsive (1)
Year Ended 12/31/09	11,458	$0.784155 to $0.803283	$9,089	2.45%	0.35% to 1.25%	29.80% to 30.97%
Year Ended 12/31/08	8,009	$0.604143 to $0.613346	$4,882	2.73%	0.35% to 1.25%	(40.20)% to (39.66)%
Year Ended 12/31/07	3,728	$1.010221 to $1.016402	$3,793	0.11%	0.35% to 1.25%	1.03% to 1.64%
Russell Multi-Style Equity
Year Ended 12/31/09	177,858	$0.803032 to $0.879089	$146,512	1.35%	0.35% to 1.25%	29.77% to 30.94%
Year Ended 12/31/08	191,644	$0.618811 to $0.671704	$121,435	1.46%	0.35% to 1.25%	(41.31)% to (40.77)%
Year Ended 12/31/07	193,716	$1.054304 to $1.134719	$208,328	0.97%	0.35% to 1.25%	8.98% to 9.97%
Year Ended 12/31/06	185,171	$0.963199 to $1.032365	$182,283	0.93%	0.35% to 1.25%	11.35% to 12.35%
Year Ended 12/31/05	160,461	$0.858577 to $0.919329	$141,151	1.05%	0.35% to 1.25%	5.94% to 6.90%
Russell Aggressive Equity
Year Ended 12/31/09	51,426	$1.111994 to $1.319681	$61,405	0.53%	0.35% to 1.25%	29.77% to 30.94%
Year Ended 12/31/08	54,685	$0.850538 to $1.008404	$50,448	0.86%	0.35% to 1.25%	(43.63)% to (43.12)%
Year Ended 12/31/07	57,307	$1.497529 to $1.773725	$93,648	0.37%	0.35% to 1.25%	2.13% to 3.06%
Year Ended 12/31/06	58,363	$1.455332 to $1.722029	$93,292	0.19%	0.35% to 1.25%	13.37% to 14.39%
Year Ended 12/31/05	53,263	$1.274157 to $1.506167	$75,049	0.18%	0.35% to 1.25%	5.04% to 5.99%
Russell Non-U.S.
Year Ended 12/31/09	131,019	$0.996026 to $1.258399	$144,613	2.87%	0.35% to 1.25%	24.92% to 26.04%
Year Ended 12/31/08	134,983	$0.791402 to $0.998879	$119,368	0.00%	0.35% to 1.25%	(43.13)% to (42.61)%
Year Ended 12/31/07	134,867	$1.381147 to $1.741498	$210,250	2.56%	0.35% to 1.25%	8.74% to 9.73%
Year Ended 12/31/06	127,295	$1.260557 to $1.587886	$182,689	2.63%	0.35% to 1.25%	22.11% to 23.21%
Year Ended 12/31/05	99,849	$1.024633 to $1.289430	$117,602	1.59%	0.35% to 1.25%	12.28% to 13.29%
Russell Real Estate Securities
Year Ended 12/31/09	110,477	$2.254880 to $2.590003	$264,192	4.61%	0.35% to 1.25%	27.34% to 28.49%
Year Ended 12/31/08	102,750	$1.770725 to $2.018711	$191,785	1.92%	0.35% to 1.25%	(37.48)% to (36.91)%
Year Ended 12/31/07	101,427	$2.832067 to $3.204435	$300,915	2.29%	0.35% to 1.25%	(16.91)% to (16.15)%
Year Ended 12/31/06	107,317	$3.408298 to $3.827505	$381,366	1.96%	0.35% to 1.25%	34.16% to 35.36%
Year Ended 12/31/05	95,902	$2.540501 to $2.831791	$252,942	2.13%	0.35% to 1.25%	11.56% to 12.56%
Russell Core Bond
Year Ended 12/31/09	126,290	$1.570866 to $1.719494	$208,775	4.70%	0.35% to 1.25%	14.38% to 15.41%
Year Ended 12/31/08	130,191	$1.373433 to $1.490712	$187,831	4.00%	0.35% to 1.25%	(4.76)% to (3.90)%
Year Ended 12/31/07	147,659	$1.442151 to $1.552068	$221,988	5.30%	0.35% to 1.25%	5.91% to 6.86%
Year Ended 12/31/06	126,626	$1.361728 to $1.453107	$179,016	4.58%	0.35% to 1.25%	2.44% to 3.36%
Year Ended 12/31/05	97,984	$1.329349 to $1.406633	$134,224	3.65%	0.35% to 1.25%	0.75% to 1.66%
Russell LifePoints Moderate Strategy (1)
Year Ended 12/31/09	33,799	$0.981117 to $1.005025	$34,380	4.38%	0.35% to 1.25%	20.93% to 22.02%
Year Ended 12/31/08	22,394	$0.811324 to $0.823673	$18,938	2.67%	0.35% to 1.25%	(20.97)% to (20.25)%
Year Ended 12/31/07	7,846	$1.026594 to $1.032870	$8,106	4.90%	0.35% to 1.25%	2.67% to 3.29%
Russell LifePoints Balanced Strategy (1)
Year Ended 12/31/09	110,766	$0.906670 to $0.928797	$102,430	3.35%	0.35% to 1.25%	23.93% to 25.05%
Year Ended 12/31/08	78,734	$0.731582 to $0.742732	$58,469	2.56%	0.35% to 1.25%	(28.18)% to (27.53)%
Year Ended 12/31/07	33,979	$1.018600 to $1.024838	$35,001	4.66%	0.35% to 1.25%	1.87% to 2.49%
Russell LifePoints Growth Strategy (1)
Year Ended 12/31/09	70,930	$0.834382 to $0.854740	$60,105	2.57%	0.35% to 1.25%	26.99% to 28.14%
Year Ended 12/31/08	51,096	$0.657020 to $0.667030	$34,314	1.78%	0.35% to 1.25%	(35.12)% to (34.53)%
Year Ended 12/31/07	26,124	$1.012636 to $1.018835	$27,460	4.38%	0.35% to 1.25%	1.27% to 1.89%
Russell LifePoints Equity Growth Strategy (1)
Year Ended 12/31/09	24,551	$0.759004 to $0.777533	$19,010	1.43%	0.35% to 1.25%	29.20% to 30.37%
Year Ended 12/31/08	20,777	$0.587444 to $0.596398	$12,444	0.63%	0.35% to 1.25%	(41.49)% to (40.96)%
Year Ended 12/31/07	11,948	$1.003947 to $1.010091	$12,025	5.12%	0.35% to 1.25%	0.41% to 1.01%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company and

Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying statements of assets and liabilities, the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NML Variable Annuity Account B and its Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, Long Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-US Division, Russell Real Estate Securities Division, Russell Core Bond Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, and Russell LifePoints Equity Growth Strategy Division at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2009 with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 18, 2010

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policy.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2009	2008
Assets:
Bonds	$91,004	$79,314
Mortgage loans	21,024	21,677
Policy loans	13,717	12,884
Common and preferred stocks	5,918	5,744
Real estate	1,582	1,528
Other investments	8,587	9,185
Cash and temporary investments	2,610	4,807

Total investments	144,442	135,139

Due and accrued investment income	1,632	1,498
Income taxes recoverable	—	73
Net deferred tax assets	2,359	2,696
Deferred premium and other assets	2,403	2,361
Separate account assets	16,344	13,387

Total assets	$167,180	$155,154

Liabilities and Surplus:
Reserves for policy benefits	$125,025	$117,954
Policyowner dividends payable	4,730	4,555
Interest maintenance reserve	519	192
Asset valuation reserve	1,843	1,023
Income taxes payable	288	—
Other liabilities	6,028	5,642
Separate account liabilities	16,344	13,387

Total liabilities	154,777	142,753

Surplus	12,403	12,401

Total liabilities and surplus	$167,180	$155,154

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2009	2008	2007
Revenue:
Premiums	$13,062	$13,551	$13,242
Net investment income	7,772	7,835	7,568
Other income	532	537	545

Total revenue	21,366	21,923	21,355

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	6,807	6,071	5,544
Net additions to policy benefit reserves	7,178	8,491	7,904
Net transfers to (from) separate accounts	(40)	(102)	484

Total benefits	13,945	14,460	13,932

Commissions and operating expenses	2,189	2,070	2,009

Total benefits and expenses	16,134	16,530	15,941

Gain from operations before dividends and taxes	5,232	5,393	5,414

Policyowner dividends	4,715	4,547	5,012

Gain from operations before taxes	517	846	402
Income tax expense (benefit)	42	(304)	21

Net gain from operations	475	1,150	381
Net realized capital gains (losses)	(154)	(667)	619

Net income	$321	$483	$1,000

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2009	2008	2007

Beginning of year balance	$12,401	$12,106	$11,684

Net income	321	483	1,000

Change in net unrealized capital gains (losses)	503	(3,483)	(12)

Change in net deferred tax assets	(204)	(20)	165

Change in nonadmitted assets and other	141	(178)	(137)

Change in asset valuation reserve	(820)	2,664	(594)

Change in accounting principle	61	829	—

Net increase in surplus	2	295	422

End of year balance	$12,403	$12,401	$12,106

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2009	2008	2007

Cash flows from operating activities:
Premiums and other income received	$9,264	$9,379	$9,495
Investment income received	7,779	7,838	7,424
Benefit payments to policyowners and beneficiaries	(7,122)	(6,442)	(5,904)
Net transfers from (to) separate accounts	66	121	(474)
Commissions, expenses and taxes paid	(1,644)	(2,115)	(2,148)

Net cash provided by operating activities	8,343	8,781	8,393

Cash flows from investing activities:
Proceeds from investments sold or matured:

Bonds	41,409	42,698	64,980
Common and preferred stocks	9,057	5,527	6,099
Mortgage loans	2,058	1,811	2,940
Real estate	460	199	177
Other investments	825	1,669	1,175

	53,809	51,904	75,371

Cost of investments acquired:
Bonds	53,306	46,592	70,890
Common and preferred stocks	7,408	5,121	5,594
Mortgage loans	1,411	2,659	4,422
Real estate	250	118	151
Other investments	1,658	2,712	2,401

	64,033	57,202	83,458

Disbursement of policy loans, net of repayments	834	1,087	802

Net cash applied to investing activities	(11,058)	(6,385)	(8,889)

Cash flows from financing and miscellaneous sources:
Net inflows (outflows) on deposit-type contracts	(20)	(84)	235
Other cash provided (applied)	538	(52)	(77)

Net cash provided by (applied to) financing and miscellaneous sources:	518	(136)	158

Net increase (decrease) in cash and temporary investments	(2,197)	2,260	(338)

Cash and temporary investments, beginning of year	4,807	2,547	2,885

Cash and temporary investments, end of year	$2,610	$4,807	$2,547

The accompanying notes are an integral part of these financial statements.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner of Insurance (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances.

During 2008, the Company adopted permitted practices regarding valuation of net deferred tax assets (see Note 10) and equity method accounting for the Company’s investment in Frank Russell Company common stock (see Note 11). Additionally, the Company was previously granted a permitted practice by the OCI regarding valuation of its oil and gas investments (see Note 3).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance. Policy loans earn interest at either a fixed rate established at the time the loan is requested by the policyowner or at a variable rate which is reset annually, with annual interest rates ranging from 5.00% to 8.00% for loans outstanding at December 31, 2009. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined with reference to the interest rate charged on the policy loan (“direct recognition method”). As a result, the Company considers the unpaid principal balance to approximate fair value for policy loans.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, including a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in fixed rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 7 for more information about the Company’s separate accounts and Note 8 for more information about the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information about the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows. The Company’s annual declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

dividends to be paid to policyowners as a group in the subsequent fiscal year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statement of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information about the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Accrued investment income more than 90 days past due is a nonadmitted asset and reported as a direct reduction of surplus in the consolidated statement of changes in surplus. Accruals of investment income for securities that have been determined to be other-than-temporarily impaired are generally suspended. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends and distributions paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments and interest costs associated with securities lending. See Note 3 for more information regarding net investment income.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information about the Company’s use of reinsurance.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information about the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $44 million and $43 million at December 31, 2009 and 2008, respectively, are included in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $171 million and $143 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for IT equipment and software totaled $83 million, $79 million and $79 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. The cost of furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $6 million and $6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary investment impairments.

Unrealized capital gains and losses primarily represent changes in the fair value of common stocks and other equity investments and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s equity method share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also included in changes in unrealized capital gains and losses. See Note 3 for more information regarding unrealized capital gains and losses.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain investments are excluded from assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2009 through February 15, 2010, the date these consolidated financial statements were available to be issued. Based on this evaluation, certain events subsequent to December 31, 2009 have been disclosed (see Note 9 and Note 11). None of these subsequent events required adjustment to the consolidated financial statements at December 31, 2009 or for the periods then ended.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

Investments in bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) by the Securities Valuation Office (“SVO”) of the NAIC are reported at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective method to adjust net investment income for changes in the estimated yield to maturity.

The statutory basis of accounting permits fair value disclosures for bonds to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. Disclosure of fair value for bonds at December 31, 2009 is primarily based on independent pricing services or internally developed pricing models utilizing observable market data. At December 31, 2008 the fair value of bonds was based primarily on values published by the SVO. In the absence of SVO-published values at December 31, 2008, fair value was based on independent pricing services or internally developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

Statement value and fair value of bonds at December 31, 2009 and 2008, summarized by asset categories required in the NAIC Annual Statement, were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

December 31, 2009	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$8,667	$178	$(411)	$8,434
States, territories and possessions	1,019	33	(65)	987
Special revenue and assessments	14,786	611	(39)	15,358
All foreign governments	1,219	123	(2)	1,340
Hybrid securities	383	22	(28)	377
Industrial and miscellaneous	64,930	3,017	(1,875)	66,072

Total bonds	$91,004	$3,984	$(2,420)	$92,568

December 31, 2008	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,795	$1,555	$(4)	$9,346
States, territories and possessions	463	61	(7)	517
Special revenue and assessments	13,084	454	(44)	13,494
All foreign governments	1,313	319	—	1,632
Hybrid securities	442	4	(122)	324
Industrial and miscellaneous	56,217	656	(7,450)	49,423

Total bonds	$79,314	$3,049	$(7,627)	$74,736

As of December 31, 2009, U.S. Government securities were in a net unrealized loss position of $233 million, compared to a net unrealized gain of $1.5 billion at December 31, 2008. The fair value of these securities reflects the relationship between the stated interest rate on the bonds held by the Company and current market yields. This relationship was impacted by rising market yields on U.S. Government securities during 2009, as well as sales by the Company of certain holdings with above market interest rates and purchases of new bonds with lower market yields. Industrial and miscellaneous corporate bonds were in a net unrealized gain position of $1.1 billion as of December 31, 2009 compared to a net unrealized loss of $6.8 billion as of December 31, 2008, primarily the result of historically high market credit spreads as of December 31, 2008, and the significant narrowing of those spreads during 2009.

Based on statement value, 90% and 89% of the Company’s bond portfolio was rated as investment-grade (i.e., rated “1” or “2” by the SVO) at December 31, 2009 and 2008, respectively. As of December 31, 2009, the Company held below investment grade bonds with a statement value of $2.0 billion that were previously classified as investment grade as of December 31, 2008 (“downgrades”). During 2009, the aggregate fair value of these bonds increased by $174 million. At December 31, 2009, the Company held bonds with an aggregate statement value of $199 million that were re-rated as investment grade at that date, but had been rated as below investment grade at December 31, 2008 (“upgrades”). During 2009, the aggregate fair value of these bonds increased by $48 million. These changes in fair value included both changes in the credit circumstances of the individual issuer as well as the general narrowing of credit spreads during 2009.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Statement value of bonds by NAIC rating category at December 31, 2009 and 2008 were as follows:

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$8,667	$—	$—	$—	$—	$—	$8,667
States, territories and possessions	935	84	—	—	—	—	1,019
Special revenue and assessments	14,786	—	—	—	—	—	14,786
All foreign governments	1,146	73	—	—	—	—	1,219
Hybrid securities	249	93	26	10	—	5	383
Industrial and miscellaneous	30,525	25,465	3,821	2,849	2,093	177	64,930

Total bonds	$56,308	$25,715	$3,847	$2,859	$2,093	$182	$91,004

December 31, 2008	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,795	$—	$—	$—	$—	$—	$7,795
States, territories and possessions	363	100	—	—	—	—	463
Special revenue and assessments	12,904	180	—	—	—	—	13,084
All foreign governments	1,224	89	—	—	—	—	1,313
Hybrid securities	372	65	5	—	—	—	442
Industrial and miscellaneous	26,059	21,211	3,820	3,308	1,684	135	56,217

Total bonds	$48,717	$21,645	$3,825	$3,308	$1,684	$135	$79,314

Statement value and fair value of bonds by contractual maturity at December 31, 2009 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$2,249	$2,291
Due after one year through five years	16,916	17,498
Due after five years through ten years	28,145	29,147
Due after ten years	17,498	17,798

	64,808	66,734
Mortgage-backed and structured securities	26,196	25,834

Total	$91,004	$92,568

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The tables below summarize the composition of the Company’s investments in public and private mortgage-backed and other structured securities at December 31, 2009 and 2008. The investment grade designation is based on an NAIC rating of “1” or “2”. These ratings are subject to change based upon subsequent evaluations of credit quality by the SVO or other rating agencies. On a statement value basis, 96% and 98% of the Company’s investments in these securities were rated as investment grade as of December 31, 2009 and 2008, respectively, with a significant concentration in residential mortgage-backed securities issued by government agencies. The decrease in the investment grade percentage is primarily attributable to downgrades of certain CMBS holdings during 2009.

December 31, 2009	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential Mortgage-Backed:
Government Agencies	$15,835	$16,455	$1	$1	$15,836	$16,456
Other Prime	1,730	1,711	22	20	1,752	1,731
Other Below-prime	495	442	147	111	642	553

Commercial Mortgage-Backed:
Government Agencies	491	480	—	—	491	480
Conduit	2,447	2,251	328	143	2,775	2,394
Re-REMIC	304	208	142	20	446	228
Collateralized Debt Obligations	118	60	161	24	279	84
Other Commercial Mortgage-Backed	61	62	9	7	70	69

Other Asset-Backed	3,682	3,760	223	79	3,905	3,839

Total Structured Securities	$25,163	$25,429	$1,033	$405	$26,196	$25,834

December 31, 2008	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential Mortgage-Backed:
Government Agencies	$13,280	$13,750	$—	$—	$13,280	$13,750
Other Prime	1,806	1,650	—	—	1,806	1,650
Other Below-prime	641	532	198	118	839	650

Commercial Mortgage-Backed:
Government Agencies	323	329	—	—	323	329
Conduit	2,316	1,625	33	14	2,349	1,639
Re-REMIC	280	77	61	5	341	82
Collateralized Debt Obligations	272	89	40	6	312	95
Other Commercial Mortgage-Backed	238	146	18	3	256	149

Other Asset-Backed	3,767	3,391	70	33	3,837	3,424

Total Structured Securities	$22,923	$21,589	$420	$179	$23,343	$21,768

Mortgage-backed securities issued by government agencies experienced favorable movements in fair value relative to statement value during 2009 and 2008 due to declining market yields for such securities. Narrower credit spreads during 2009 on securities not backed by the U.S. government resulted in a recovery of a portion of the market value declines for other mortgage-backed and structured securities that had occurred in 2008. Other asset-backed securities shown above are primarily backed by credit card and automobile loans.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Sub-prime and other Below-prime Mortgage Risk

Sub-prime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who generally have credit profiles above sub-prime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain mortgage-backed and structured securities that include exposure to sub-prime and other below-prime mortgage loans. These investments are included in bonds in the consolidated statement of financial position and generally reported at amortized cost, less any valuation adjustments. At December 31, 2009 and 2008, the statement value of sub-prime investments was $1 million and $8 million, respectively, and the statement value of Alt-A and other below-prime investments was $641 million and $831 million, respectively. At December 31, 2009 and 2008, the fair value of sub-prime investments was $1 million and $2 million, respectively, and the fair value of Alt-A and other below-prime investments was $552 million and $648 million, respectively. Of the Alt-A and other below-prime investments held by the Company at December 31, 2009 and 2008, 77% and 76%, respectively, were rated as investment-grade.

As of December 31, 2009 and 2008, 84% and 96%, respectively, of the Company’s commercial mortgage-backed securities were rated as investment grade. Statement values of these securities by NAIC rating category and year of origination at December 31, 2009 and 2008 were as follows:

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)

2009	$360	$—	$—	$—	$—	$—	$360
2008	10	—	—	—	—	—	10
2007	297	147	106	90	26	2	668
2006	611	54	53	87	12	—	817
2005	445	79	48	44	20	1	637
2004 & prior	1,250	168	100	43	8	—	1,569

Total	$2,973	$448	$307	$264	$66	$3	$4,061

December 31, 2008	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)

2007	$677	$58	$14	$—	$—	$—	$749
2006	849	44	10	18	2	—	923
2005	434	119	7	21	19	—	600
2004	197	70	4	19	—	—	290
2003 & prior	804	177	14	24	—	—	1,019

Total	$2,961	$468	$49	$82	$21	$—	$3,581

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method. See Note 14 for more

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

information regarding the fair value of the Company’s investments in mortgage loans.

The maximum and minimum interest rates for mortgage loans originated during 2009 were 8.5% and 5.2%, respectively, while these rates during 2008 were 7.0% and 4.8%, respectively. The aggregate ratio of amounts loaned to the fair value of collateral for mortgage loans originated during 2009 and 2008 was 58% and 63%, respectively, with a maximum of 100% for any single loan during each of 2009 and 2008. Loans with a 100% loan-to-value are made on a very limited basis and represent construction loans on build-to-suit properties, structured to be refinanced upon completion with a loan-to-value between 50% to 70%. As of December 31, 2009 and 2008, the aggregate weighted-average loan-to-value ratio for the mortgage loan portfolio was 72% and 66%, respectively. The increase in the aggregate loan-to-value ratio during 2009, as shown in the table following, is primarily the result of declining fair values for the underlying collateral, based on current appraisals performed by the Company.

Fair value of the collateral securing the Company’s commercial mortgage loan portfolio is evaluated at least annually by the Company’s real estate professionals. More frequent evaluations are performed as necessary in the event of changes in the market capitalization rates, borrower financial strength and/or property performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements, adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, are also factored into fair value estimates. Private market transactions and public market alternatives are considered in determining market capitalization rates.

The aggregate ratios of amounts loaned to fair value of collateral for mortgage loans by property type as of December 31, 2009 and 2008 were as follows:

December 31, 2009	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$633	$1,353	$3,448	$1,008	$6,442
Office	733	2,303	1,901	531	5,468
Retail	387	2,173	2,496	249	5,305
Warehouse/Industrial	97	754	1,130	787	2,768
Other	101	246	602	92	1,041

Total	$1,951	$6,829	$9,577	$2,667	$21,024

December 31, 2008	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$818	$2,841	$2,662	$993	$7,314
Office	1,622	2,124	1,615	207	5,568
Retail	775	2,730	1,100	297	4,902
Warehouse/Industrial	296	868	1,205	400	2,769
Other	183	649	180	112	1,124

Total	$3,694	$9,212	$6,762	$2,009	$21,677

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The statement value of mortgage loans by contractual maturity at December 31, 2009 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
Due in one year or less	$1,291
Due after one year through two years	1,429
Due after two years through five years	6,752
Due after five years through eight years	6,325
Due after eight years	5,227

$21,024

The geographic diversification of the Company’s mortgage loans by property type as of December 31, 2009 and 2008 were as follows:

December 31, 2009	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$2,068	$364	$1,520	$2,490	$—	$6,442
Office	1,932	623	1,089	1,824	—	5,468
Retail	1,635	670	1,270	1,688	42	5,305
Warehouse/Industrial	467	491	528	1,282	—	2,768
Other	154	244	400	243	—	1,041

Total	$6,256	$2,392	$4,807	$7,527	$42	$21,024

December 31, 2008	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$2,547	$546	$1,620	$2,601	$—	$7,314
Office	1,892	653	1,109	1,914	—	5,568
Retail	1,440	437	1,258	1,723	44	4,902
Warehouse/Industrial	461	479	511	1,318	—	2,769
Other	141	244	486	253	—	1,124

Total	$6,481	$2,359	$4,984	$7,809	$44	$21,677

Common and Preferred Stocks

Common stocks are generally reported at fair value. The statutory basis of accounting permits fair value for common stocks to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. At December 31, 2009, fair value was based primarily on quoted market prices. For private common stocks without quoted market prices, fair value at December 31, 2009 is based upon internally developed pricing models that utilize observable market data (public comparables), external pricing sources (sponsor valuations) and cash flow modeling. At December 31, 2008, the fair value of common stocks was primarily based on values published by the SVO and quoted market prices. When SVO-published values or quoted market prices were not used at December 31, 2008, fair value was based on internally developed pricing models. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding statement value of the Company’s investment in Frank Russell Company common stock. See Note 14 for more information regarding the fair value of the Company’s investments in common stock.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The statutory basis of accounting permits fair value for preferred stocks to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. At December 31, 2009, fair value was based primarily on internally developed pricing models. At December 31, 2008, the fair value of preferred stocks was based primarily upon values published by the SVO. In the absence of SVO-published values at December 31, 2008, fair value was based primarily upon internally developed pricing models. See Note 11 regarding statement value of the Company’s investments in Frank Russell Company preferred stock. See Note 14 for more information regarding the fair value of the Company’s investments in preferred stock.

When necessary, valuation adjustments are made for preferred stocks with SVO ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized capital loss. Valuation adjustments for declines in value considered to be other-than-temporary are reported as realized capital losses.

Real Estate

Real estate investments are reported at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements, using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is based primarily on the present value of estimated future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties).

The geographic diversification of the Company’s investments in real estate by property type as of December 31, 2009 and 2008 were as follows:

December 31, 2009	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$255	$94	$35	$160	$544
Office	83	414	127	140	764
Warehouse/Industrial	12	—	49	170	231
Other	27	—	16	—	43

Total	$377	$508	$227	$470	$1,582

December 31, 2008	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$277	$40	$27	$294	$638
Office	72	402	136	26	636
Warehouse/Industrial	12	—	54	172	238
Other	—	—	16	—	16

Total	$361	$442	$233	$492	$1,528

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The Company’s home office properties are included in Midwest Office investments in the table above, and have an aggregate statement value of $263 million and $245 million at December 31, 2009 and 2008, respectively.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. The partnerships, real estate joint ventures and limited liability companies are reported using the statutory equity method of accounting. The unconsolidated non-insurance subsidiaries are recorded based on their audited GAAP equity. These subsidiaries primarily invest in public and private equity securities, investment grade municipal bonds and real estate joint ventures.

Statement value of other investments as of December 31, 2009 and 2008 were as follows:

	For the year ended December 31,
Asset type	2009	2008
	(in millions)

Unconsolidated non-insurance subsidiaries	$4,721	$4,673
Partnerships and LLCs	2,800	3,116
Low income housing tax credit properties	545	576
Leveraged leases	318	331
Derivative instruments	14	80
Due on sale of securities	53	162
Oil and gas investments	74	107
Other	62	140

Total	$8,587	$9,185

Oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This method is permitted by the OCI. The Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

See Note 4 regarding the Company’s use of derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Bonds	$4,932	$4,821	$4,535
Mortgage loans	1,356	1,334	1,306
Policy loans	976	876	821
Common and preferred stocks	178	214	331
Real estate	231	263	270
Derivative instruments	19	—	—

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Other investments	432	770	898
Amortization of IMR	39	35	29

Gross investment income	8,163	8,313	8,190
Less: investment expenses	391	478	622

Net investment income	$7,772	$7,835	$7,568

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31, 2009			For the year ended December 31, 2008			For the year ended December 31, 2007
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)			(in millions)			(in millions)
Bonds	$1,397	$(1,412)	$(15)	$518	$(1,757)	$(1,239)	$465	$(327)	$138
Common and preferred stocks	1,101	(695)	406	773	(1,342)	(569)	1,415	(246)	1,169
Mortgage loans	—	(8)	(8)	—	(2)	(2)	—	(10)	(10)
Real estate	232	(17)	215	82	(4)	78	65	—	65
Other investments	897	(1,402)	(505)	1,416	(1,205)	211	306	(568)	(262)

Subtotal	$3,627	$(3,534)	93	$2,789	$(4,310)	(1,521)	$2,251	$(1,151)	1,100

Less: IMR gains (losses)			563			(705)			144

Less: Capital gains taxes (benefit)			(316)			(149)			337

Net realized capital gains (losses)			$(154)			$(667)			$619

Realized gains and losses on bonds and common and preferred stock are the result of normal trading activity undertaken to execute the Company’s overall portfolio management strategy including asset/liability duration management, sector exposure, total return and tax optimization, as well as valuation adjustments resulting from the Company’s determination of other-than-temporary-impairments, as discussed below. Realized gains and losses for other investments are primarily due to derivative transactions, predominantly from foreign currency futures and equity futures (see Note 4). During 2009, 2008 and 2007, realized losses of $175 million, $156 million and $5 million, respectively, were attributable to the sale of bonds with significant declines in credit quality. Proceeds from the sale of bond investments totaled $32 billion, $34 billion and $56 billion for the years ended December 31, 2009, 2008 and 2007, respectively.

Changes in net unrealized capital gains and losses for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Bonds	$117	$(356)	$98
Common and preferred stocks	903	(3,604)	(367)
Other investments	(316)	(831)	178

	704	(4,791)	(91)

Change in deferred taxes	(201)	1,308	79

Change in net unrealized capital gains (losses)	$503	$(3,483)	$(12)

The fluctuations in net unrealized capital gains/(losses) during 2009 and 2008 were due primarily to the declines in the fair value of common stocks and other investments during 2008 that

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

management considered to be temporary, some of which have since recovered value with the market rebound during 2009. Net unrealized capital losses included unrealized losses of ($311) million, ($460) million and ($386) million for the years ended December 31, 2009, 2008 and 2007, respectively, related to distributions made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries are reported as unrealized under the equity method of accounting until distributed to the Company, at which time net investment income is recognized and the previously unrealized net gains are reversed.

Changes in net unrealized capital gains (losses) also included valuation adjustments for declines in the fair value of investments held by unconsolidated non-insurance subsidiaries that were considered to be other-than-temporary.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had temporarily declined and remained below cost as of December 31, 2009 and 2008 were as follows:

	December 31, 2009
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$16,596	$15,854	$(742)	$9,415	$7,550	$(1,865)
Common and preferred stocks	1,396	1,249	(147)	1,109	813	(296)

Total	$17,992	$17,103	$(889)	$10,524	$8,363	$(2,161)

	December 31, 2008
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$29,909	$26,205	$(3,704)	$16,589	$12,454	$(4,135)
Common and preferred stocks	3,326	2,391	(935)	1,048	610	(438)

Total	$33,235	$28,596	$(4,639)	$17,637	$13,064	$(4,573)

At December 31, 2009 and 2008, $1.2 billion and $1.6 billion, respectively, of the unrealized loss related to declines for greater than 12 months were related to structured securities, primarily CMBS. At December 31, 2009, the unrealized loss on bonds for which fair value had temporarily declined and remained below cost, decreased due primarily to market credit spreads narrowing from the historically high levels at December 31, 2008. These bonds are current on interest and principal payments and are otherwise performing according to their contractual terms. Based on the review process described below, management considers these declines in fair value, as well as the declines in fair value of common and preferred stocks, to be temporary based on existing facts and circumstances. Changes in the fair value of common stocks are reflected in surplus through unrealized gains/losses as a result of being reported at fair value in the financial statements.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Impairments

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in fair value is other-than-temporary include: (1) the duration and extent to which fair value has been less than cost, (2) the financial condition and near-term financial prospects of the issuer and (3) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value.

For fixed income securities, emphasis is placed on evaluating the issuer’s ability to service all contractual interest and principal payments and the Company’s ability and intent to hold the security until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold a security considers broad portfolio management objectives such as asset/liability duration management and issuer and industry segment exposures.

For equity securities, greater weight and consideration is given to the duration and extent of a decline in fair value and the likelihood that the fair value of the security will recover. An investment in real estate is evaluated for an-other-than temporary impairment when the fair value of the property is lower than its depreciated cost. Fixed income securities (excluding structured securities, as described below), real estate and other investments that are determined to have an other-than-temporary impairment are written down to fair value. Mortgage loans determined to have an other-than-temporary impairment are written down to net realizable value based on appraisal of the collateral property.

Effective January 1, 2008, the Company adopted Statement of Statutory Accounting Principle No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 – Loan Backed and Structured Securities (“SSAP 98”). SSAP 98 required that valuation adjustments for other-than-temporary impairment of loan-backed and structured securities be based on fair value. Previous statutory accounting guidance required that such valuation adjustments be based on undiscounted future cash flows. SSAP 98 was adopted prospectively at January 1, 2008 and resulted in $90 million of additional realized capital losses during 2008 than would have been required under previous accounting guidance.

During 2009, the Company adopted Statement of Statutory Accounting Principle No. 43R, Loan Backed and Structured Securities (“SSAP 43R”). SSAP 43R superceded SSAP 98 and requires that valuation adjustments for other-than-temporary impairments of loan-backed and structured securities be based on fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted expected future cash flows of the security. The discount rate used would generally be either the effective yield at purchase or the effective yield immediately prior to the valuation adjustment. The adoption of SSAP 43R was effective September 30, 2009 and resulted in a cumulative increase to surplus of $61 million, representing the difference between other-than-temporary valuation adjustments measured using the discounted cash flow method required by SSAP 43R and the fair value measurement previously required by SSAP 98. This increase to surplus is reported as a change in accounting principle in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Realized capital losses recognized due to declines in fair value of investments that were

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

considered to be other-than-temporary for the years ended December 31, 2009, 2008 and 2007 were $749 million, $960 million and $156 million, respectively, with details by asset class and sector as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Bonds, common and preferred stocks:

Financial services	$(69)	$(366)	$(26)
Structured securities	(166)	(157)	(1)
Energy	(25)	(98)	(31)
Consumer discretionary	(133)	(82)	(3)
Health care	—	(41)	(14)
Industrials	(48)	(30)	(6)
Technology	(7)	(25)	(1)
Other	(74)	(53)	(2)

Subtotal	(522)	(852)	(84)

Other investments:
Real estate and RE funds	(151)	(88)	(46)
Energy holdings	(12)	(10)	—
Security partnerships	(52)	(10)	(26)
Derivatives	(4)	—	—
Mortgage loans	(8)	—	—

Subtotal	(227)	(108)	(72)

Total	$(749)	$(960)	$(156)

The $522 million in total valuation adjustments for bonds and stocks during 2009 was comprised of $449 million for bonds, $62 million for common stocks and $11 million for preferred stocks. The $166 million of structured securities valuation adjustments recorded during 2009 included $79 million of other collateralized debt obligations (“CDOs”), primarily backed by bank securities, and $62 million of commercial mortgage-backed securities (“CMBSs”), including CMBS CDOs.

During 2008 these valuation adjustments included $445 million for bonds, $231 million for common stocks, and $176 million for preferred stocks. The $157 million of valuation adjustments recorded against structured securities during 2008 was comprised of $63 million of CDOs and $94 million for CMBS, including CMBS CDOs.

Other-than-temporary valuation adjustments on loan-backed and structured securities for the year ended December 31, 2009, including the basis for the adjustment, were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	Amortized Cost Basis Before Other-than- Temporary-Impairment	Other-than- Temporary Impairment Recognized in Loss	Fair Value
		(in millions)
Aggregate Intent to Sell	$—	$—	$—

Aggregate Intent & Ability to Hold	221	(86)	46

Total	$221	$(86)	$46

Loan-backed and structured securities for which the present value of expected cash flows was less than the amortized cost basis, thereby resulting in an other-than-temporary valuation adjustment at December 31, 2009, were as follows:

CUSIP	Book/Adj Carrying Value Amortized cost before current period OTTI	Present Value of Projected Cash Flows	Recognized other-than- temporary impairment	Amortized cost after other-than- temporary impairment	Fair Value
		(in millions)

09774XBM3	$2	$3	$—	$3	$1
20846QDV7	7	7	—	7	7
61746WKA7	—	—	—	—	—
38373MAQ3	—	—	—	—	—
38374J7C4	3	3	—	3	2
46625M3T4	1	—	—	1	—
38373VMQ0	1	1	—	1	1
38374BSY0	5	4	—	5	2
74436JEH6	—	1	—	—	1
11777LAK7	1	2	—	1	—
15188RAE2	1	—	—	1	—
3622MSAH5	1	—	(1)	—	—
3622MSAJ1	—	—	—	—	—
47631WAE7	1	—	(1)	—	1
50177AAZ2	4	1	(3)	1	1
50179AAU1	1	1	(1)	1	2
61751XAP5	1	—	(1)	—	—
65105LAG5	2	—	(2)	—	—
65105YAF9	1	—	(1)	—	—
78466MAK0	1	—	(1)	—	—
83586WAL1	1	—	(1)	—	1
036510AD7	10	1	(9)	1	1
62475FAQ5	1	—	(1)	—	—
62475FAR3	1	—	(1)	—	—
62745FAU6	1	—	(1)	—	—
65106CAD1	3	—	(3)	—	—
894127AQ2	15	13	—	15	3
55291MAA1	28	20	(4)	23	6
55291MAB9	12	7	(3)	9	4
74042JAJ2	25	18	(5)	19	1
74042MAQ9	27	19	(3)	24	2
98885YAE9	10	1	(9)	1	—
61750WAF0	7	1	(6)	—	1
62475FAP7	2	—	(2)	—	—
62475FAN2	2	—	(2)	—	—
62475FAM4	4	—	(4)	—	—
36170UBB6	3	—	(3)	—	—
36170VAJ8	10	—	(10)	—	—
05951FAA2	13	10	(4)	10	8
74043AAL5	13	9	(4)	9	1
36170UBH3	—	—	—	—	—

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

36170UBK6	—	—	—	—	—
36170UBM2	—	—	—	—	—
36170UBP5	—	—	—	—	—
36170UBR1	—	—	—	—	—
36170UBT7	—	—	—	—	—
36170UBD2	—	—	—	—	—
36170UBF7	—	—	—	—	—

Total	$221	$122	$(86)	$135	$46

In addition to the realized losses above, $40 million, $77 million and $53 million of other-than-temporary valuation adjustments were recognized by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2009, 2008 and 2007, respectively. The decline in equity of these subsidiaries resulting from these valuation adjustments is included in changes in net unrealized capital gains (losses) in the consolidated statement of changes in surplus.

Securities Lending

The Company has entered into securities lending agreements whereby certain general account investment securities are loaned to third parties, primarily major brokerage firms. At December 31, 2009 and 2008, the aggregate statement value of loaned securities was $2.9 billion and $2.5 billion, respectively, while the aggregate fair value of these loaned securities was $2.7 billion and $3.0 billion, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities to be held by the Company or a trustee.

At each of December 31, 2009 and 2008, securities lending collateral held by the Company of $2.9 billion, which is reported in the consolidated statement of financial position at amortized cost and included in cash and temporary investments, with the offsetting collateral liability of $2.9 billion included in other liabilities. These collateral assets included $2.3 billion and $2.8 billion, respectively, of collateral positions with open terms (i.e., positions for which the borrower may return the loaned security and request return of the collateral at any time), $400 million and $10 million, respectively, for collateral positions with terms of less than 30 days, $90 million and $0, respectively, for collateral positions with terms of less than 60 days and $100 million and $90 million, respectively, for collateral positions with terms exceeding 90 days. At each of December 31, 2009 and 2008, the aggregate fair value of all collateral positions was $2.9 billion.

In addition to the collateral held by the Company, additional non-cash collateral was held on the Company’s behalf by a trustee at December 31, 2009 and 2008 with initial loan values of $73 million and $219 million, respectively, and current fair values of $70 million and $208 million, respectively, and is not included in the consolidated statement of financial position.

The Company has also entered into securities lending arrangements for separate account investment securities, utilizing similar procedures and collateral requirements as those for general account loaned securities. At December 31, 2009 and 2008, the aggregate statement value of loaned securities held by the separate accounts was $85 million and $67 million, respectively.

Secured Funding Transaction

During 2009, the Company entered into a secured funding transaction, whereby certain mortgage-backed securities owned by the Company have been deposited in a trust and pledged under an indenture as part of a borrowing arrangement with an unrelated third party. At December 31,

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

2009, the aggregate statement value of the pledged securities was $2.1 billion while the aggregate fair value of those securities was $1.4 billion. During the duration of the indenture, these assets are restricted from being sold, substituted or otherwise accessed by the Company. This transaction is reported as a secured funding under Statement of Statutory Accounting Principles No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP 91R”), and as such these securities remain reported as bonds in the consolidated statement of financial position.

The proceeds to the Company of the funding transaction were $600 million, which is included in other liabilities in the consolidated statement of financial position at December 31, 2009. The related indenture requires substantially all cash flows from the pledged securities to be used to pay interest and principal on the funded balance. Interest on the outstanding principal balance accrues at an annual rate of 1-month LIBOR + 1.75%. Interest expense incurred during 2009 was less than $100,000.

As part of the transaction, the Company entered into an unconditional agreement to repurchase the pledged securities from the trust at market value on December 29, 2011. In the unlikely event that the outstanding principal, interest and other obligations on the secured borrowing transaction exceed the market value of the pledged securities, the repurchase will not be completed on that date. Instead, the market value will be recalculated and compared to the outstanding principal, interest and other obligations on the borrowing arrangement on the last monthly payment date of each quarter thereafter and the repurchase will be completed at market value on the first such payment date when the market value exceeds such obligations. If the repurchase has not been completed by the payment date for December 2013, it will be completed at the market value on that date. In any event, the proceeds of the repurchase will be applied to the borrowing obligations and upon satisfaction of such obligations the trust will be liquidated.

4.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are designated as either “cash flow” hedges, which mitigate the risk of variability in future cash flows associated with the asset or liability being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the asset or liability being hedged. Derivatives that qualify for hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges that do not qualify for hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, including the risk being hedged, the derivative used in the hedge and the methodology for assessing hedge effectiveness, which must be measured on an ongoing basis over the life of the hedge. To qualify for hedge accounting, the hedge must be “highly effective,” meaning that the changes in the fair value of cash flows of the hedging instrument must be between 80-125% of the inverse of the corresponding changes in fair value or cash flows of the hedged risk.

Fair value is the amount that the Company would expect to receive or pay in an arms-length

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

settlement of the derivative contract as of the reporting date. The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internal pricing models. For derivatives reported at fair value, changes in fair value on open derivative positions are reported as an unrealized capital gain or loss. Upon maturity or termination of the derivative contract, a realized capital gain or loss is recognized.

Additionally, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. Derivatives used for income generation purposes are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred for accounting purposes until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

Over-the-counter derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if credit exposure exceeds certain limits. As of December 31, 2009 and 2008, the Company held $97 million and $118 million, respectively, of cash collateral under these agreements. The cash collateral is included in other assets in the consolidated statement of financial position, with a corresponding liability reflecting the Company’s obligation to return the collateral included in other liabilities.

Following are descriptions of the types of derivative instruments used by the Company:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting, with these instruments reported at amortized cost.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. The Company’s use of interest rate swaps qualifies for hedge accounting, with these instruments reported at amortized cost.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on predefined terms. Prior to 2009, the Company’s use of swaptions qualified for hedge accounting, with these instruments reported at amortized cost. During 2009, the Company elected to discontinue hedge accounting for these instruments, and as a result, these instruments are reported at fair value as of December 31, 2009. This change resulted in an unrealized capital gain of $26 million for the year ended December 31, 2009.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the currencies of two different countries at a specified exchange rate. The Company’s use of foreign currency swaps qualifies for hedge accounting. These instruments are reported at amortized cost, with the exception of changes in fair value due to fluctuations in market currency exchange rates. Foreign currency translation gain or loss is reported as an unrealized capital gain or loss until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. The Company’s use of foreign currency covers qualifies for hedge accounting, with foreign currency translation gain or loss recorded as an adjustment to the cost basis of the hedged security. The Company held no positions in these instruments at December 31, 2009.

Commodity swaps are used to mitigate market risk for the anticipated sale of future oil or natural gas production. Commodity swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable energy commodity price and a specified fixed energy commodity price applied to the notional amount of the contract. The Company’s use of commodity swaps does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized gains or losses were recognized during 2009 on these contracts. Unrealized capital gains of $1 million were recognized during 2008 on these contracts. The Company held no positions in these instruments at December 31, 2009.

Interest rate basis swaps are used to mitigate the basis risk for investments in variable interest rate preferred stocks. Interest rate basis swaps obligate the Company and a counterparty to exchange amounts based on the difference between the rates of return on two different reference indices applied to the notional amount of the contract. The Company’s use of interest rate basis swaps does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized gains or losses were recognized during 2009 on these contracts. Unrealized capital losses were less than $1 million during 2008 on these contracts. The Company held no positions in these instruments at December 31, 2009 or 2008.

Fair Value Hedges:

Short fixed income futures are used to mitigate interest rate risk for investment in portfolios of fixed income securities. Short fixed income futures obligate the Company to sell to a counterparty a specified bond at a specified price at a future date. The Company’s use of short fixed income futures contracts does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $239 million and unrealized capital losses of

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

$239 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2009.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date. The Company’s use of foreign currency forwards does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $19 million and unrealized capital losses of $13 million were recognized during 2009 and 2008, respectively, on these contracts.

Foreign currency futures are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency with a counterparty at a specified exchange rate at a future date. The Company’s use of foreign currency futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $73 million and unrealized capital losses of $73 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no direct positions in these instruments at December 31, 2009.

Short total return swaps are used to mitigate market risk for investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $8 million and unrealized capital losses of $9 million were recognized during 2009 and 2008, respectively, on these contracts.

Short equity index futures are used to mitigate market risk for investments in portfolios of common stock. Short equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract. The Company’s use of short equity index futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $17 million and unrealized capital losses of $17 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2009.

Purchased put options are used to mitigate credit and market risk for investments in debt and equity securities issued by specific entities. Purchased put options provide the Company an option to put a specific security to a counterparty at a specified price at a future date. The Company’s use of purchased put options does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized capital gains or losses were recognized during 2009 or 2008 on these contracts. The Company held no positions in these instruments at December 31, 2009.

Equity collars are used to mitigate market risk for investments in specific common stocks or other equity securities. Equity collars consist of both a purchased put option and a written call option on a specific equity security owned by the Company. The Company’s use of equity collars does

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of less than $1 million and unrealized capital gains of $1 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2009.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in other cases it does not. Credit default swaps that qualify for hedge accounting are reported at amortized cost. Swaps that do not qualify for hedge accounting are reported at fair value. Unrealized capital losses of $22 million and unrealized capital gains of $14 million were recognized during 2009 and 2008, respectively, on contracts that did not qualify for hedge accounting.

Replications:

Long fixed income futures replications are used in conjunction with cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Long fixed income futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $1.7 billion and $3.5 billion during 2009 and 2008, respectively. Realized capital gains of $73 million and $274 million were recognized during 2009 and 2008, respectively, upon termination of these contracts. The Company held no positions in these instruments at December 31, 2009.

Long total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Total return swaps are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $7 million and ($10) million during 2009 and 2008, respectively. Realized capital gains of $72 million and realized capital losses of $143 million were recognized during 2009 and 2008, respectively, on these contracts.

Long equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Long equity index futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $0 and $248 million during 2009 and 2008, respectively. No realized gains or losses were recognized during 2009 on these contracts. Realized capital losses of $87 million were recognized during 2008 upon termination of these contracts. The Company held no positions in these instruments at December 31, 2009.

Fixed income replications are used to replicate a bond investment through the use of cash market

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

instruments combined with written credit derivatives (single-name default swaps or index credit default swaps) and/or interest rate swaps. Fixed income replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $2 million during both 2009 and 2008. Realized capital gains of $11 million and realized capital losses of $39 million were recognized during 2009 and 2008, respectively, upon termination of these contracts.

The Company writes credit derivatives only for replication purposes and not as a participant in the credit insurance market. Single-name credit default swap (“CDS”) contracts replicate credit exposure to a specific entity and debt issue with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to purchase a notional amount of the reference obligation from the counterparty at par value. The Company is not aware of any credit events on outstanding CDS contracts at December 31, 2009. The maximum amounts that the Company could potentially be required to pay on CDS contracts as of both December 31, 2009 and 2008 was $10 million. The fair value of CDS contracts outstanding as of both December 31, 2009 and 2008 was less than $1 million. Index credit default swap (“CDX”) contracts replicate general corporate credit exposure in either investment-grade or high-yield markets with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to pay to the counterparty an amount equal to the affected entity’s proportion to the overall index applied to the notional amount of the contract. The Company did not have any open positions in CDX contracts as of December 31, 2009 and 2008.

Income Generation Transactions:

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a predetermined price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was ($11) million and ($1) million during 2009 and 2008, respectively. Realized capital losses of $3 million and realized capital gains of $2 million were recognized during 2009 and 2008, respectively, upon termination of these contracts. The Company held no positions in these instruments at December 31, 2009.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Effect on Financial Statements:

The Company’s use of derivatives impacts both the consolidated statement of financial position and the consolidated statement of operations. The effects on the consolidated statement of financial position at December 31, 2009 and 2008 were as follows:

	December 31, 2009			December 31, 2008
	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)

Derivatives designated as hedging instruments:
Interest rate contracts
Interest rate floors	$1,025	$13	$69	$1,175	$17	$130
Interest rate swaps	52	—	11	52	—	17
Swaptions	—	—	—	1,742	53	21
Foreign exchange contracts
Cross currency swaps	807	(86)	(55)	863	9	101
Foreign currency covers	—	—	—	2	—	2
Credit contracts
Credit default swaps	52	—	—	52	—	—

Total derivatives designated as hedging instruments	$1,936	$(73)	$25	$3,886	$79	$271

Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	$150	$—	$(1)	$—	$—	$—
Swaptions	1,871	83	83	—	—	—
Fixed futures	—	—	—	7,274	—	—
Foreign exchange contracts
Foreign currency forwards	595	10	10	92	(8)	(8)
Foreign currency futures	—	—	—	1,299	—	—
Equity contracts
Equity total return swaps	71	1	1	586	(7)	(7)
Equity futures	—	—	—	552	—	—
Equity options	—	—	—	11	1	1
Credit contracts
Credit default swaps	224	(7)	(7)	264	15	15

Total derivatives not designated as hedging instruments	$2,911	$87	$86	$10,078	$1	$1

Total derivatives	$4,847	$14	$111	$13,964	$80	$272

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties, but do provide information regarding the volume of the Company’s derivative activity. The statement value of derivatives is included in other investments in the consolidated statement of financial position.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The effects on the consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007 were as follows:

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2009	2008	2007
		(in millions)

Derivatives in fair value hedging relationships:
Credit contracts
Credit default swaps	Net realized capital gains (losses)	$—	$—	$—

Total derivatives in fair value hedging relationships		$—	$—	$—

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2009	2008	2007
		(in millions)

Derivatives in cash flow hedging relationships:
Interest rate contracts
Interest rate floors	Net realized capital gains (losses)	$—	$—	$—
Interest rate swaps	Net realized capital gains (losses)	—	2	—
Swaptions	Net realized capital gains (losses)	—	—	—
Foreign exchange contracts
Cross currency swaps	Net realized capital gains (losses)	(3)	—	(8)
Foreign currency covers	Net realized capital gains (losses)	—	—	—

Total derivatives in cash flow hedging relationships		$(3)	$2	$(8)

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2009	2008	2007
		(in millions)

Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	Net realized capital gains (losses)	$10	$(35)	$(3)
Swaptions	Net realized capital gains (losses)	—	—	—
Fixed futures	Net realized capital gains (losses)	50	137	(3)
Foreign exchange contracts
Foreign currency forwards	Net realized capital gains (losses)	(9)	131	(180)
Foreign currency futures	Net realized capital gains (losses)	(171)	194	—
Equity contracts
Equity total return swaps	Net realized capital gains (losses)	51	(36)	(28)
Equity futures	Net realized capital gains (losses)	(321)	(58)	(5)
Equity options	Net realized capital gains (losses)	(2)	2	—
Commodity Contracts
Natural gas/crude oil swaps	Net realized capital gains (losses)	—	4	1
Credit contracts
Credit default swaps	Net realized capital gains (losses)	10	11	2

Total derivatives not designated as hedging instruments		$(382)	$350	$(216)

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2009 and 2008 were as follows:

	December 31,
	2009	2008
	(in millions)

Life insurance reserves	$111,534	$105,453
Annuity reserves and deposit liabilities	7,130	6,432
Disability and long-term care unpaid claims and claim reserves	3,938	3,744
Disability and long-term care active life reserves	2,423	2,325

Total reserves for policy benefits	$125,025	$117,954

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.0% to 4.5%. As of December 31, 2009, the Company had $1.2 trillion of total life insurance in-force, including $4 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

As of January 1, 2009, the Company changed the valuation basis for waiver reserves on life insurance. This change decreased the policy benefit reserve for the waiver benefit by $67 million, which was reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009. In addition, the Company implemented the preferred mortality tables associated with the 2001 CSO mortality table for the calculation of life insurance deficiency reserves for term life policies issued in 2008 and 2007, resulting in an $8 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2009 and 2008, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2009	2008
	(in millions)

Subject to discretionary withdrawal
- with market value adjustment	$990	$801
- at book value less surrender charge of 5% or more	420	208
- at book value without adjustment	3,692	3,583
Not subject to discretionary withdrawal	2,028	1,840

Total	$7,130	$6,432

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $3.9 billion and $3.7 billion at December 31, 2009 and 2008, respectively. Changes in these reserves for the years ended December 31, 2009 and 2008 were as follows:

	For the year ended December 31,
	2009	2008
	(in millions)
Balance at January 1	$3,744	$3,612

Incurred related to:
Current year	551	472
Prior years	130	112

Total incurred	681	584

Paid related to:
Current year	(20)	(18)

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Prior years	(467)	(434)

Total paid	(487)	(452)

Balance at December 31	$3,938	$3,744

Changes in reserves for incurred claims related to prior years are generally the result of differences between actual and assumed claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March, 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March, 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2009 and 2008 were as follows:

	December 31, 2009		December 31, 2008
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$185	$70	$171	$72
Ordinary renewal	1,850	1,539	1,836	1,547

Total deferred and uncollected premiums	$2,035	$1,609	$2,007	$1,619

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2009 and 2008:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	December 31,
	2009	2008
	(in millions)
Subject to discretionary withdrawal	$13,524	$11,047
Not subject to discretionary withdrawal	2,609	2,160
Non-policy liabilities	211	180

Total separate account liabilities	$16,344	$13,387

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. General account reserves for policy benefits included $18 million and $29 million attributable to GMDB at December 31, 2009 and 2008, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.2 billion, $1.4 billion and $1.7 billion during the years ended December 31, 2009, 2008 and 2007, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,319	$1,619	$1,866
Transfers from separate accounts	(1,359)	(1,721)	(1,382)

Net transfers to (from) separate accounts	$(40)	$(102)	$484

8.	Employee and Financial Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. In addition to these tax-qualified plans, the Company sponsors nonqualified plans, including plans that provide benefits to certain participants in excess of limits set by the Employee Retirement Income Security Act (“ERISA”) for the qualified plans. The Company’s funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $70 million and $35 million to the qualified employee retirement plan during the years ended December 31, 2009 and 2008, respectively, and expects to contribute $75 million in 2010.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees contribute a portion of the cost of the health plan. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company.

During 2009, the employee retirement health plan was amended to increase the participant portion of the cost of benefits. The effect of this amendment reduced the December 31, 2009 plan obligation by $5 million and reduced the 2009 expense by $3 million.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Aggregate assets and projected benefit obligations of the defined benefit plans and postretirement benefit plans at December 31, 2009 and 2008, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2009	2008	2009	2008
	(in millions)
Fair value of plan assets at January 1	$1,992	$2,741	$62	$89
Changes in plan assets:
Actual return on plan assets	419	(728)	13	(24)
Company contributions	70	35	—	—
Actual plan benefits paid	(63)	(56)	(6)	(3)

Fair value of plan assets at December 31	$2,418	$1,992	$69	$62

Projected benefit obligation at January 1	$2,368	$2,455	$269	$244
Changes in benefit obligation:
Service cost of benefits earned	83	90	25	29
Interest cost on projected obligations	147	147	16	14
Projected gross plan benefits paid	(73)	(65)	(16)	(14)
Projected Medicare Part D reimbursement	—	—	1	2
Experience losses (gains)	19	(259)	—	(6)
Plan amendments	—	—	(5)	—

Projected benefit obligation at December 31	$2,544	$2,368	$290	$269

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in public common stocks and a diversified mix of corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants. See Note 14 for information about the fair values of benefit plan assets within GASA.

While significant exposure to public equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The plans’ target asset allocations and the actual allocation of the fair value of the plans’ ratable share of the GASA by asset class at December 31, 2009 and 2008 were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	Target Allocation	Defined Benefit Plans		Postretirement Benefit Plans
		2009	2008	2009	2008

Bonds	40%	38%	36%	38%	36%
Equity securities	58%	59%	58%	59%	58%
Other investments	2%	3%	6%	3%	6%

Total assets	100%	100%	100%	100%	100%

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases. This method is consistent with the going concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was $2.2 billion and $2.0 billion at December 31, 2009 and 2008, respectively.

The PBO and ABO amounts above represent the estimated obligations for benefits to vested participants only, as required by the statutory basis of accounting. The additional obligations estimated for participants that have not yet vested in the defined pension plans and the postretirement plans at December 31, 2009 and 2008 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2009	2008	2009	2008
	(in millions)

PBO	$73	$60	$231	$228
ABO	43	35	—	—

The assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2009, 2008 and 2007 and for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2009	2008	2007	2009	2008	2007

Projected benefit obligation:

Discount rate	6.25%	6.25%	6.00%	6.25%	6.25%	6.00%
Annual increase in compensation	3.75%	3.75%	4.50%	3.75%	3.75%	4.50%

Net periodic benefit cost:

Discount rate	6.25%	6.00%	6.00%	6.25%	6.00%	6.00%
Annual increase in compensation	3.75%	4.50%	4.50%	3.75%	4.50%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming a target allocation of plan assets among asset classes, with expected returns by asset class based on long-term historical returns for each asset class. Risk is assessed by evaluating long-term historical standard deviations and correlations between asset classes.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The PBO for postretirement benefits at December 31, 2009 assumed an annual increase in future retiree medical costs of 6.5%, grading down to 5% over three years and remaining level thereafter. At December 31, 2008 the comparable assumption was for an annual increase in future retiree medical costs of 7.0% grading down to 5% over four years and remaining level thereafter. A further increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2009 by $32 million and net periodic postretirement benefit expense for the year ended December 31, 2009 by $6 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2009 and net periodic postretirement benefit expense for the year ended December 31, 2009 by the same amounts.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2009 and 2008:

	Defined Benefit Plans		Postretirement Benefit Plans
	2009	2008	2009	2008
	(in millions)
Fair value of plan assets	$2,418	$1,992	$69	$62
Projected benefit obligation	2,544	2,368	290	269

Funded status	(126)	(376)	(221)	(207)

Unrecognized net experience losses	691	986	42	49
Unrecognized prior service cost	—	—	(5)	—
Unrecognized initial net asset	(516)	(544)	—	—
Additional minimum liability	(10)	(9)	—	—
Nonadmitted asset	(493)	(485)	—	—

Net pension liability	$(454)	$(428)	$(184)	$(158)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in estimated benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $10 million, $9 million and $13 million at December 31, 2009, 2008 and 2007, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statement of financial position.

The components of net periodic benefit cost for the years ended December 31, 2009, 2008 and 2007 were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	Defined Benefit Plans			Postretirement Benefit Plans
	2009	2008	2007	2009	2008	2007
	(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$83	$90	$85	$25	$29	$27
Interest cost on projected obligations	147	147	136	16	15	12
Amortization of experience gains and losses	61	4	4	2	—	1
Amortization of initial net asset	(28)	—	—	—	—	—
Expected return on plan assets	(160)	(218)	(202)	(5)	(7)	(7)

Net periodic benefit cost	$103	$23	$23	$38	$37	$33

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2010 through 2019 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)

2010	$88	$17
2011	97	19
2012	107	22
2013	119	23
2014	131	26
2015-2019	896	174

Total	$1,438	$281

The Company also sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2009, 2008 and 2007 the Company expensed total contributions to these plans of $30 million, $29 million and $28 million, respectively. The Company also sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002, but has maintained the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2009 and 2008 were reported net of ceded reserves of $1.7 billion and $1.6 billion, respectively.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)

Direct premium revenue	$13,910	$14,356	$14,007
Premiums ceded	(848)	(805)	(765)

Net premium revenue	$13,062	$13,551	$13,242

Direct benefit expense	$14,458	$15,027	$14,518
Benefits ceded	(513)	(567)	(586)

Net benefit expense	$13,945	$14,460	$13,932

In addition, the Company received $194 million, $184 million and $182 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2009, 2008 and 2007, respectively. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this risk by dealing only with reinsurers that meet its financial strength standards, while adhering to concentration limits that would limit losses in the event of one or more reinsurer failures. Most significant reinsurance treaties contain financial protection provisions should a reinsurer’s credit rating fall below a prescribed level. There were no reinsurance recoverables at December 31, 2009 and 2008 that were considered by management to be uncollectible.

Subsequent to December 31, 2009, the Company agreed to recapture previously ceded long-term care insurance business from two unaffiliated reinsurers. The expected impact on the Company’s 2010 financial statements from these recapture transactions will be to increase investments and policy benefit reserves by $68 million and $100 million, respectively, with a resulting decrease in net income and surplus of $32 million at December 31, 2010 and for the year then ended. This financial statement impact represents the net compensation paid to these reinsurers upon recapture to forego expected future profits on the related long-term care insurance business.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Investment Management Company, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	JYD Assets, LLC
NM Pebble Valley, LLC	NM GP Holdings, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined under written tax-sharing agreements.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The major components of current income tax expense in the consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Tax payable on ordinary income	$52	$97	$50
Tax credits	(43)	(122)	(110)
Increase (decrease) in contingent tax liabilities	33	(279)	81

Total current tax expense (benefit)	$42	$(304)	$21

The Company’s taxable income can vary significantly from gain from operations before taxes reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting. The Company’s financial statement effective tax rates were 9%, 91% and 16% for the years ended December 31, 2009, 2008 and 2007, respectively.

The effective tax rate is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in non-admitted deferred tax assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company received federal tax refunds from the IRS of $454 million during the year ended December 31, 2009 and made payments to the IRS for federal income taxes of $72 million and $252 million during the years ended December 31, 2008 and 2007, respectively. Income taxes paid in 2009 and prior years of $989 million are available at December 31, 2009 for refund claims in the event of future tax losses. Due to limitations on the utilization of tax credits a significant portion of the tax credits available in 2009 were not utilized. Tax credit carryforwards at December 31, 2009 were $79 million.

Federal income tax returns for 2005 and prior years are closed as to further assessment of tax. Income taxes recoverable or payable in the consolidated statement of financial position represents taxes recoverable or payable at the respective reporting date, adjusted for an estimate of additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).

Changes in the amount of contingent tax liabilities for the year ended December 31, 2009 were as follows (in millions):

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Balance at January 1, 2009	$385

Additions based on tax positions related to the current year	—
Additions for tax positions of prior years	33
Reductions for tax positions of prior years	—

Balance at December 31, 2009	$418

Included in the balance at December 31, 2009 are $364 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods.

The Company recognizes interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2009, 2008 and 2007, the Company recognized $19 million, $(38) million and $34 million, respectively, in interest-related expense (benefit). The Company had $55 million and $35 million accrued for the payment of interest at December 31, 2009 and 2008, respectively.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2009 and 2008 were as follows:

	December 31,
	2009	2008	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$955	$925	$30
Investments	226	440	(214)
Policy benefit liabilities	1,645	1,645	—
Benefit plan obligations	495	444	51
Guaranty fund assessments	11	11	—
Nonadmitted assets	69	75	(6)
Other	159	111	48
Valuation adjustment	—	—	—

Adjusted gross deferred tax assets:	3,560	3,651	(91)

Nonadmitted deferred tax assets:	—	(74)	74

Admitted adjusted deferred tax assets	3,560	3,577	(17)

Deferred tax liabilities:
Premiums and other receivables	603	591	12
Investments	590	284	306
Other	8	6	2

Gross deferred tax liabilities	1,201	881	320

Net admitted adjusted gross deferred tax assets	$2,359	$2,696	$(337)

Adjusted gross deferred tax assets at December 31, 2009 included $3.4 billion of temporary differences that were ordinary in nature and $0.2 billion of temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2009 included $0.9 billion of temporary differences that were ordinary in nature and $0.3 billion of temporary differences that were capital in nature.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback and carryforward capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus.

On December 7, 2009, the NAIC adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10 (“SSAP 10R”) effective for

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

the years ending December 31, 2009 and 2010. SSAP 10R amends the calculation of admitted deferred tax assets (“DTA”) by extending the reversal period for carryforward of temporary differences from one year to three years and increasing the level of surplus limitation from 10% to 15%, provided the entity meets a minimum risk-based capital (“RBC”) level of 250%. Entities that do not meet that minimum RBC level must calculate their admitted DTA using the statutory guidance previously in effect. At December 31, 2009, the Company exceeded the minimum RBC level required to use the SSAP 10R DTA admissibility methodology.

SSAP 10R further requires that gross DTAs be reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the DTAs will not be realized. In management’s judgment, the Company’s gross deferred tax assets will likely be realized. Accordingly, no statutory valuation allowance has been recorded. At December 31, 2009, the Company’s gross deferred tax assets did not exceed the limit allowed under SSAP 10R. If the Company had not qualified to use the SSAP 10R DTA admissibility methodology, the Company’s gross deferred tax assets at December 31, 2009 would have exceeded the previous SSAP 10 limit by $544 million, which would have reduced surplus in the consolidated statement of financial position by $544 million at December 31, 2009, compared to the result under SSAP 10R. Of this amount, $544 million is ordinary in nature.

At December 31, 2008, the Company adopted a permitted practice related to the valuation of its net deferred tax assets. This permitted practice, which was effective through September 30, 2009, differed from the NAIC Accounting Practices and Procedures Manual in that it extended the reversal period for carryforward of temporary differences in Statement of Statutory Accounting Principles No. 10, Accounting for Income Taxes (“SSAP 10”), from one year to three years and increased the level of surplus limitation from 10% to 15%.

At December 31, 2008, the Company’s gross deferred tax assets exceeded this permitted practice limit by $74 million. If the Company had not received permission for this alternative accounting treatment, the Company’s gross deferred tax assets at December 31, 2008 would have exceeded the SSAP 10 limit by $844 million, which would have reduced surplus in the consolidated statement of financial position by $770 million at December 31, 2008 compared to the result under the permitted practice.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Significant components of the calculation of admitted deferred tax assets under SSAP 10R at December 31, 2009 were as follows:

	Ordinary	Capital	Total
	(in millions)
One year Reversal and 10% Surplus Limit:
Federal taxes recoverable from taxes paid in prior years	$894	$71	$965
DTA’s expected to be realized within one year	—	849	849
Remaining DTA’s to be offset against DTL’s	146	1,054	1,200

Three Year Reversal and 15% Surplus Limit:
Federal taxes recoverable from taxes paid in prior years	819	146	965
DTA’s expected to be realized within three years	—	1,466	1,466
Remaining DTA’s to be offset against DTL’s	71	1,058	1,129

Increased Amounts From Use of Three year Reversal and 15% Surplus Limit:
Deferred tax assets	—	—	—
Admitted assets	544	—	544
Surplus	544	—	544

Stautory Capital and Surplus:
10 percent of statutory capital and surplus			977
15 percent of statutory capital and surplus			1,466

Risk based Capital levels:
Total adjusted capital			16,611
Authorized control level			1,810

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in over 40 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

At the time of acquisition, the Company received permission from the OCI for a permitted practice regarding the valuation of its equity investment in Russell, whereby all GAAP acquisition goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off from the statutory cost basis of the acquisition as a direct reduction of Company surplus. During 2008, the Company received permission from the OCI to amend the original permitted practice to be in accordance with Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), using the statutory equity method based on Russell’s audited GAAP book equity, exclusive of any adjustment for Russell’s GAAP goodwill as would otherwise be required by SSAP 97. This new permitted practice was adopted as a change in accounting principle effective January 1, 2008 and resulted in an $829 million direct increase to surplus during the year ended December 31, 2008. At December 31, 2009 and 2008, the Company’s investment in Russell common stock was reported in common and preferred stocks in

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

the consolidated statement of financial position at $154 million and $67 million, respectively, compared with a fair value estimated by the Company of approximately $1.7 billion and $1 billion, respectively.

If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statement of financial position would have been lower by $746 million and $730 million at December 31, 2009 and December 31, 2008, respectively, and net income as reported in the consolidated statement of operations would have been lower by $16 million, $63 million and $63 million for the years ended December 31, 2009, 2008 and 2007, respectively.

During 2007, the Company received common stock dividends from Russell in the amount of $56 million, which was included in net investment income in the consolidated statement of operations. No common stock dividends were received from Russell during 2009 or 2008.

In July 2008, a subsidiary of the Company sold common stock representing a 5% ownership interest in Russell to a third party, resulting in an after-tax gain that was reported as an unrealized capital gain in 2008 pending distribution of the net proceeds to the Company by the subsidiary. Those proceeds were received by the Company in 2009, and are reported in net investment income in the consolidated statement of operations for the year then ended.

In conjunction with the financing of the Russell acquisition in 1999, the Company guaranteed the repayment of $350 million of senior notes issued to third parties by Russell. During December 2008, the Company purchased, at par, perpetual senior preferred stock issued by Russell in the amount of $350 million. Russell used the proceeds of the senior preferred stock issuance to retire the senior notes upon their maturity on January 15, 2009. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.0%, payable semi-annually. The Company earned $27 million in dividends on senior preferred stock during 2009.

During 2008, Russell entered into capital support agreements with money market funds it sponsors in order to assure the realizable value of $764 million of Lehman Brothers Holdings Inc. securities held by the funds. The Company guaranteed Russell’s obligations under those agreements. The Company subsequently entered into a loan agreement with Russell under which Russell could borrow up to $764 million to purchase the Lehman securities or to otherwise meet its obligations to the funds under the capital support agreements. The loan bore interest at prime plus 2% and had a term of three years. At December 31, 2008, there was no outstanding balance under this loan agreement. On January 12, 2009, the loan agreement was terminated, and the Company entered into an agreement to purchase, at par, up to $764 million of perpetual junior preferred stock and warrants issued by Russell. The junior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 10.0%, payable semi-annually. The Company purchased $519 million of junior preferred stock and warrants under this agreement during 2009, with the proceeds used by Russell to fulfill obligations to its sponsored funds under the capital support agreements.

During 2009, Russell redeemed $24 million of junior preferred stock and cancelled related warrants under this agreement leaving $495 million of junior preferred stock and warrants outstanding at December 31, 2009. As of December 31, 2009, the Company held 39 million warrants which are subject to cancellation upon the redemption of junior preferred stock under certain circumstances. The warrants, which have exercise prices ranging from $5.33 to $6.43,

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

would increase the Company’s ownership interest in Russell from approximately 93% to 94% if exercised prior to potential cancellation or further dilution as a result of outstanding options related to Russell’s incentive compensation plans. The Company utilized the Black-Scholes model to value warrants held at December 31, 2009. Russell continues to support the value of up to $245 million of Lehman Brothers Holdings Inc. securities held by its sponsored funds, and the Company remains committed to purchase up to that amount of junior preferred stock and warrants issued by Russell to fund this obligation. The Company earned $17 million in dividends on junior preferred stock during 2009.

During 2008, the Company purchased $654 million of short-term notes issued by third parties from money market funds sponsored by Russell. These notes were purchased at amortized cost, which approximated fair value, and had varying interest rates and maturity dates. The securities have all reached maturity during 2009 and have been repaid. The Company held $342 million of these notes at December 31, 2008, which were reported at amortized cost and included in cash and temporary investments in the consolidated statement of financial position.

The Company also invested in other notes issued by Russell, which bear interest at rates from 6.1% to 7.0% and mature in 2014. The Company held $180 million at each of December 31, 2009 and 2008, of other notes issued by Russell, which are reported at amortized cost and included in bonds in the consolidated statement of financial position.

During 2009, Russell entered into a revolving line of credit of up to $250 million, which was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2009. During 2009, the Company received a payment of $2.5 million from Russell related to the guarantee of this credit facility. Russell’s borrowings under these facilities were $180 million and $233 million at December 31, 2009 and 2008, respectively.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2009 and 2008 were as follows:

	December 31,
	2009	2008
	(in millions)
Common stock	$154	$67
Fixed income notes	180	180
Senior preferred stock	350	350
Junior preferred stock	425	—
Warrants	70	—

Total	$1,179	$597

On February 10, 2010, Russell and the Company entered into an agreement to sell Russell’s private equity business, which is expected to result in an after tax gain to Russell of approximately $365 million which will be reported as an unrealized gain in the Company’s 2010 consolidated statement of changes in surplus. The after tax proceeds of the sale are expected to be used by Russell to retire the fixed income notes issued by Russell to the Company with the remainder being used to retire junior preferred stock and warrants.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

12.	Contingencies and Guarantees

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The terms of these guarantees range from less than one year to 39 years at December 31, 2009. If these affiliates or financial representatives are not able to meet their obligations, the Company would be required to make payments to fulfill its guarantees. The maximum aggregate exposure under these guarantees was $491 million at December 31, 2009. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.1 billion at December 31, 2009 and were extended at market rates and terms.

The Company is engaged in various legal actions in the course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2009 and 2008.

Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2009.

13.	Related Party Transactions

During each of 2009 and 2008, the Company transferred certain investments from its general account to unconsolidated subsidiaries as capital contributions. The aggregate statement value and fair value of investments transferred during 2009 was $135 million and $139 million, respectively. The aggregate statement value and fair value of investments transferred during 2008 was $102 million and $449 million, respectively. These capital contributions were accounted for at statement value, and no capital gain or loss was reported by the Company or its subsidiaries as a result of these transfers.

During March 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. During 2009 the Company and its subsidiaries redeemed all of the remaining mutual fund shares in the successor funds with realized capital losses of $83 million and unrealized

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

capital losses of $100 million, respectively, reported by the Company on these redemptions. During 2008 the Company and its subsidiaries redeemed $258 million and $40 million, respectively, of mutual fund shares in the successor funds with net realized capital gains of $27 million and unrealized capital losses of $14 million reported by the Company on these redemptions. The Company held shares in the successor funds with aggregate fair values of $376 million at December 31, 2008, which were included in common stocks in the consolidated statement of financial position. At December 31, 2008, the Company’s unconsolidated subsidiaries held additional shares in the successor funds with aggregate fair values of $162 million.

14.	Fair Value of Financial Instruments

The fair value of an asset or liability is the amount at which the asset or liability could be purchased or sold in a current transaction between willing parties, other than in a forced sale or liquidation situation.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The fair value of investment assets and certain policy liabilities at December 31, 2009 and 2008 were as follows:

	December 31, 2009		December 31, 2008
	Statement Value	Fair Value	Statement Value	Fair Value
Assets:
Bonds	$91,004	$92,568	$79,314	$74,736
Mortgage loans	21,024	19,847	21,677	18,620
Policy loans	13,717	13,717	12,884	12,884
Common and preferred stocks	5,918	7,499	5,744	6,646
Real estate	1,582	1,893	1,528	2,402
Other investments	8,587	9,320	9,185	10,624
Cash and temporary investments	2,610	2,610	4,807	4,807

Total investments	$144,442	$147,454	$135,139	$130,719

Liabilities:
Investment-type insurance reserves	$5,078	$4,714	$4,563	$4,226

The statutory basis of accounting allows for the fair value disclosures for bonds and certain preferred stocks, as well as statement value for common stocks and certain preferred stocks, be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models.

At December 31, 2009, the fair value of bonds were generally based on independent pricing services or internally developed pricing models based on observable market data, the fair value of public common and preferred stocks were generally based on quoted market prices and the fair value of private equity securities were generally based on internally developed pricing models utilizing inputs such as public company comparables, sponsor values, and discounted cash flows. At December 31, 2008, the fair value of bonds, common and preferred stocks and other equity securities were generally based on values published by the SVO or quoted market prices of identical or similar securities when no SVO value is available. When SVO-published values or quoted market prices were not used, fair value was estimated using independent pricing services or internally developed pricing models. The fair value of the Company’s investment in Russell common stock is estimated using a multiple, reflective of comparable public companies, of Russell’s earnings before interest, taxes, depreciation and amortization, adjusted for debt and the Company’s holdings in Russell preferred stock. See Note 11 regarding the statement value of the Company’s investment in Russell common stock. The fair value of mortgage loans is based on estimated future cash flows discounted using market interest rates for debt with comparable credit risk and maturities. The fair value of real estate is based primarily on estimated future cash flows discounted using market interest or capitalization rates. The fair value of policy loans is based on unpaid principal balance, which approximates fair value. Other investments include: real estate joint ventures, for which fair value is based on estimated future cash flows discounted using market interest rates; other joint ventures and partnerships, for which statement value approximates fair value; investments in low income housing tax credits, for which fair value is based on estimated future tax benefits discounted using market interest rates, and derivatives, for which fair value is based on quoted market prices, where available, or third party and internally developed pricing models.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Investment-type insurance reserves only include individual fixed annuity policies, supplementary contracts without life contingencies and amounts left on deposit with the Company. The fair value of investment-type insurance reserves is based on estimated future cash flows discounted at market interest rates for similar instruments with comparable maturities.

The statutory basis of accounting requires that certain bonds and preferred stocks, most common stocks, certain derivative instruments and most separate account assets be reported at fair value. Estimates of fair value can be categorized into three levels based on the nature of the inputs to the valuation estimates:

Level 1 – Fair value is based on quoted prices for identical assets or liabilities in active markets that are accessible to the Company.

Level 2 – Fair value is based on observable market data such as quoted prices for similar assets in active markets or quoted prices for identical or similar assets in non-active markets.

Level 3 – Fair value is estimated by the Company using one or more significant unobservable inputs.

The table below presents the common stocks and separate account assets reported at fair value in the consolidated statement of financial position, in aggregate, as of December 31, 2009. The statement value of bonds rated “6” by the NAIC and preferred stocks rated “4”, “5” and “6” by the NAIC, which are reported at the lower of amortized cost or fair value, and the statement value of derivatives reported at fair value as of December 31, 2009 are considered immaterial for the purpose of this disclosure and are thereby not included below.

Investments in unconsolidated subsidiaries are excluded from common stocks reported at fair value, as they are reported using the equity method.

	December 31, 2009
	Level 1	Level 2	Level 3	Total
	(in millions)
General account common stocks	$3,960	$—	$664	$4,624
Separate accounts:
Mutual fund investments	13,774	—	—	13,774
Other benefit plan assets	11	8	1	20
Pension and postretirement assets:
Bonds	4	951	11	966
Public and private equities	1,184	—	13	1,197
Preferred stock	—	3	2	5
Cash and Short term securities	192	—	—	192
Other asset/liabilities	(18)	(11)	156	127

Subtotal pension and postretirement assets	1,362	943	182	2,487

Total	$19,107	$951	$847	$20,905

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The following table summarizes the changes in fair value of assets utilizing Level 3 inputs for the year ended December 31, 2009.

	For the year ended December 31, 2009
	Fair value, beginning of period	Realized investment gains/(losses)	Unrealized gains/(losses)	Purchases, sales, settlements	Transfers into/out of Level 3	Fair value, end of period
	(in millions)
General account common stocks	$1,064	$(22)	$86	$(73)	$(391)	$664
Separate accounts:
Other benefit plan assets	1	—	—	—	—	1
Pension and postretirement assets:
Bonds	3	—	—	(5)	13	11
Public and private equities	14	1	(1)	—	(1)	13
Preferred stock	2	—	—	—	—	2
Other asset/liabilities	153	(4)	(4)	11	—	156

Subtotal pension and postretirement assets	172	(3)	(5)	6	12	182

Total	$1,237	$(25)	$81	$(67)	$(379)	$847

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP 100 E. Wisconsin Ave., Suite 1800 Milwaukee, WI 53202 Telephone (414) 212 1600 Facsimile (414) 212 1880

Report of Independent Auditors

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2009 and 2008, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, on the basis of accounting described in Note 1.

/s/PRICEWATERHOUSECOOPERS LLP

February 15, 2010